As filed with the Securities and Exchange Commission on October 25, 2004

                                                             File No. 333-118454

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No. 1
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)

                             PIONEER HIGH YIELD FUND

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to: David C. Phelan, Esq.
           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                          COMBINED PROXY STATEMENT OF

                           SAFECO TAXABLE BOND TRUST
                            on behalf of its Series:
                 Safeco Intermediate-Term U.S. Government Fund
                          Safeco High-Yield Bond Fund

                         SAFECO TAX-EXEMPT BOND TRUST
                            on behalf of its Series:
                 Safeco Intermediate-Term Municipal Bond Fund
                    Safeco California Tax-Free Income Fund
                          Safeco Municipal Bond Fund

                           SAFECO MANAGED BOND TRUST
                            on behalf of its Series:
                      Safeco Intermediate-Term Bond Fund

                           SAFECO MONEY MARKET TRUST
                            on behalf of its Series:
                           Safeco Money Market Fund
                       Safeco Tax-Free Money Market Fund
        (each, "your Safeco Fund" and collectively, the "Safeco Funds")


           The address and telephone number of each Safeco Fund is:
                   4854 154th Place N.E., Redmond, WA 98052
                                1-800-624-5711

                                   PROSPECTUS

                         FOR INVESTOR CLASS SHARES OF

                         PIONEER AMERICA INCOME TRUST
                               PIONEER BOND FUND
                    PIONEER CALIFORNIA TAX FREE INCOME FUND
                          PIONEER CASH RESERVES FUND
                            PIONEER HIGH YIELD FUND
                          PIONEER MUNICIPAL BOND FUND
                         PIONEER TAX FREE INCOME FUND
                      PIONEER TAX FREE MONEY MARKET FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
       60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265 or
                                1-800-225-6292.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                        SCHEDULED FOR DECEMBER 8, 2004


To the Shareholders of the Funds:


     A joint special meeting of shareholders (the "Meeting") for each of the Safeco Funds will be held at the offices of Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052 on December 8, 2004 at 2:00 p.m., local time, to consider the following:

  1. With respect to each Safeco Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization, your Safeco Fund will transfer all of its assets to an investment company (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Investor Class shares of the Pioneer Fund. The Pioneer Fund also will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net assets at the closing. Generally, each Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. In the case of certain Safeco Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your Safeco Fund. Holders of all share classes of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. Investor Class shares of the applicable Pioneer Fund will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the reorganization. Following the reorganization, your Safeco Fund will then be dissolved. As a result of the reorganization you will become shareholders of the Pioneer Fund. Your Board of Trustees recommends that you vote FOR this proposal.

  2. With respect to each Safeco Fund, a proposal to approve an interim investment advisory agreement between your Safeco Fund and Pioneer. Pioneer has provided advisory services for your Safeco Funds pursuant to this agreement since August 2, 2004, when the advisory agreement between your Safeco Fund and Safeco Asset Management Company terminated. Approval of the interim investment advisory agreement will enable Pioneer to receive advisory fees currently held in escrow. Your Board of Trustees recommends that you vote FOR this proposal.

  3. Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on October 8, 2004, are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your Safeco Fund may be required to make additional solicitations.


                                                By order of the Boards of
Trustees,

                                                [Name]
                                                [Title]


October    , 2004

                          COMBINED PROXY STATEMENT OF


                           SAFECO TAXABLE BOND TRUST

                            on behalf of its Series:
                 Safeco Intermediate-Term U.S. Government Fund
                          Safeco High-Yield Bond Fund


                         SAFECO TAX-EXEMPT BOND TRUST

                            on behalf of its Series:
                 Safeco Intermediate-Term Municipal Bond Fund
                    Safeco California Tax-Free Income Fund
                          Safeco Municipal Bond Fund


                           SAFECO MANAGED BOND TRUST

                            on behalf of its Series:
                      Safeco Intermediate-Term Bond Fund


                           SAFECO MONEY MARKET TRUST

                            on behalf of its Series:

                           Safeco Money Market Fund
                       Safeco Tax-Free Money Market Fund
        (each, "your Safeco Fund" and collectively, the "Safeco Funds")

  The address and telephone number of each Safeco Fund is: 4854 154th Place
                   N.E., Redmond, WA 98052 1-800-624-5711.


                                  PROSPECTUS

                         FOR INVESTOR CLASS SHARES OF


                         PIONEER AMERICA INCOME TRUST
                               PIONEER BOND FUND
                    PIONEER CALIFORNIA TAX FREE INCOME FUND
                          PIONEER CASH RESERVES FUND
                            PIONEER HIGH YIELD FUND
                          PIONEER MUNICIPAL BOND FUND
                         PIONEER TAX FREE INCOME FUND
                       PIONEER TAX FREE MONEY MARKET FUND
        (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")


     The address and telephone number of each Pioneer Fund is: 60 State Street, Boston, Massachusetts 02109 and 1-800-622-3265 or 1-800-225-6292.


     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any Safeco Fund or Pioneer Fund is not a bank deposit and is not insured or guaranteed by the federal deposit insurance corporation or any other government agency.

     This combined proxy statement and prospectus ("Proxy Statement/Prospectus"), dated October 25, 2004, is being furnished to shareholders of the series listed above (each a "Safeco Fund") of Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Money Market Trust and Safeco Managed Bond Trust (each, a "Safeco Trust," and collectively, the "Safeco Trusts") in connection with the solicitation by the respective Boards of Trustees (the "Boards," or the "Trustees") of the Safeco Trusts of proxies to be used at a joint meeting of shareholders of the Safeco Funds (the "Meeting") to be held at Safeco Mutual Funds, King Auditorium, 4854 154th Place, N.E., Redmond, WA 98052 on December 8, 2004 at 2:00 p.m., local time. The Proxy Statement/Prospectus contains information you should know before voting on (i) the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each Safeco Fund into a corresponding Pioneer Fund (each a "Reorganization"), and (ii) the approval of an interim investment advisory agreement for each Safeco Fund. The following table indicates (a) the corresponding Pioneer Fund shares that each Safeco Fund shareholder would receive if each Plan is approved, (b) which Safeco Fund shareholders may vote on which proposals and (c) on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each class of shares of a Safeco Fund will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your Safeco Fund's Reorganization.


----------------------------------------------------------------------------------------------------------------------------
                    Safeco Fund             Pioneer Fund          Shareholders Entitled to Vote                         Page
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(a)       Safeco California       Pioneer California    Safeco California Tax-Free Income Fund shareholders      8
                    Tax-Free Income Fund    Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(b)       Safeco High-Yield       Pioneer High Yield    Safeco High-Yield Bond Fund shareholders                23
                    Bond Fund               Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(c)       Safeco                  Pioneer Bond Fund     Safeco Intermediate-Term Bond Fund shareholders         37
                    Intermediate-Term
                    Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(d)       Safeco                  Pioneer Tax Free      Safeco Intermediate-Term Municipal Bond Fund            52
                    Intermediate-Term       Income Fund           shareholders
                    Municipal Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(e)       Safeco                  Pioneer America       Safeco Intermediate-Term U.S. Government Fund           68
                    Intermediate-Term       Income Trust          shareholders
                    U.S. Government Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(f)       Safeco Money Market     Pioneer Cash          Safeco Money Market Fund shareholders                   84
                    Fund                    Reserves Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(g)       Safeco Municipal Bond   Pioneer Municipal     Safeco Municipal Bond Fund shareholders                 97
                    Fund                    Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(h)       Safeco Tax-Free         Pioneer Tax Free      Safeco Tax-Free Money Market Fund shareholders         112
                    Money Market Fund       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
Proposal 2(a)-(h)   Each Fund               Not applicable        Shareholders of each Fund voting separately            127
                                                                  as to the proposal that affects their Fund
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------------------------------------------------------------------------------------------
The Safeco Funds' prospectuses dated April 30, 2004, as          Available to you free of charge by calling 1-800-624-5711.
supplemented August 2, 2004 and August 3, 2004.                  Each prospectus, which is also on file with the SEC, is
                                                                 incorporated by reference into this Proxy Statement/
The Safeco Funds' annual report dated December 31, 2003          Prospectus.
and semiannual report dated June 30, 2004.
                                                                 Available to you free of charge by calling 1-800-624-5711.
                                                                 Also on file with the SEC. See "Available Information." These reports are incorporated by reference into this Proxy
                                                                 Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus and each Pioneer          Available to you free of charge by calling 1-800-225-6292.
Fund's most recent annual and semiannual reports and             These prospectuses and reports are also on file with the SEC.
supplements (as they apply) to shareholders.                     These prospectuses and reports are incorporated by reference into this Proxy Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy       Available to you free of charge by calling 1-800-225-6292.
Statement/Prospectus (the "SAI"), dated October 25, 2004. It     Also on file with the SEC. This SAI is incorporated by
contains additional information about your Safeco Funds and      reference into this Proxy Statement/Prospectus.
the Pioneer Funds.
----------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.          Call your Safeco Fund's toll-free telephone number:
                                                                 1-800-624-5711.
----------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations


     Safeco Asset Management Company ("SAM"), the Safeco Funds' investment adviser until August 2, 2004, was a subsidiary of Safeco Corporation, a multi-line insurance company. On August 2, 2004, Symetra Financial Corporation ("Symetra") acquired certain assets from Safeco Corporation, including all of the capital stock of SAM. While reviewing the operations of SAM in anticipation of that transaction, Symetra determined that engaging in the business of investment adviser to the Safeco Funds was not a core business that it intended to continue. After investigating and discussing several alternatives for ongoing investment management of the Safeco Funds with the Trustees, Symetra conducted a search for a new investment adviser for the Safeco Funds. Ultimately Symetra decided to recommend to the Boards that Pioneer Investment Management, Inc. ("Pioneer") be hired to manage the Safeco Funds on an interim basis until the Reorganizations occur and the Safeco Funds be reorganized into similar mutual funds managed by Pioneer.

     The Boards met at a series of meetings in July 2004. At these meetings your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the Safeco Funds' shareholders, and the quality of the services offered by Pioneer. At these meetings, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered these and other factors specifically in the context of each Reorganization. On July 30, 2004, the Boards of Trustees, including all of the Trustees who are not interested persons of SAM (the "Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganization, the Board determined that the Reorganizations were in the best interests of the Safeco Funds' shareholders and the interests of existing Safeco Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer favorable long-term investment performance and enhanced shareholder services to the Safeco Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and, by being part of a family of funds with greater distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your Safeco Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.


Why the Trustees are Recommending the Reorganizations


     The Trustees believe that reorganizing your Safeco Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

   o SAM, the investment adviser to each of the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Board that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Therefore, a change in your Safeco Fund's investment adviser was necessary;


   o The track record of Pioneer in managing the Pioneer Funds as compared to the historical performance of the Safeco Funds;

   o The resources of Pioneer, including its infrastructure in shareholder services;

   o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options;


   o Pioneer's commitment until December 10, 2006, or such later date that is the second anniversary of the day on which each Reorganization closes (the "Closing Date") to limit the total operating expenses of the Investor Class shares of each Pioneer Fund; and

   o Shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge. Investor Class shares will not be offered after the Reorganizations.

How Each Reorganization will Work

   o Safeco Fund shareholder-directed exchanges and purchases made by check, ACH, or wire will be accepted up until 1 p.m. (Pacific Time) on Wednesday, December 8, 2004. Exchange and purchase requests received after this deadline will be rejected and returned. Purchase and exchange requests made by Safeco Fund shareholders through financial institutions or advisers must do so earlier to ensure the trade can be processed within this deadline. Financial institutions and advisers that trade electronically (NSCC) with the Safeco Funds can place exchange and purchase requests up until 1 p.m. (Pacific Time) on Tuesday, December 7, 2004.

     Exchanges and purchases received after this deadline will be rejected and returned. The Safeco Funds will not process purchases made via automatic investment method (AIM) after December 8, 2004. Dividend/capital gain reinvestment and established systematic exchanges will continue through December 10, 2004.

   o Each Safeco Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding Safeco Fund's liabilities that are included in the calculation of such Safeco Fund's net asset value at the closing of the Reorganization (the "Closing Date").

   o Each Pioneer Fund will issue Investor Class shares to the corresponding Safeco Fund in amounts equal to the aggregate net asset value of that Safeco Fund's shares. Shareholders of your Safeco Fund will receive Investor Class shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, shareholders will hold the shares of the Pioneer Fund with the same aggregate net asset value as the shares of your Safeco Fund that you held immediately prior to the Reorganization.


   o Each Safeco Fund will be dissolved after the Closing Date.

   o Shares of the Investor Class of a Pioneer Fund will automatically convert to Class A shares of the Pioneer Fund at the end of the calendar month that is two years after the Closing Date.


   o Pioneer acts as investment adviser to each Pioneer Fund. Until December 10, 2006, or such later date that is the second anniversary of the Closing Date, Pioneer has agreed to limit each Pioneer Fund's expenses (excluding extraordinary expenses) for Investor Class shares. Pioneer is not required to limit any expenses after the second anniversary of the Closing Date.


   o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the Safeco Funds or the shareholders of the Safeco Funds.


   o In recommending each of the Reorganizations, the Trustees of your Safeco Fund have determined that the Reorganization is in the best interest of your Safeco Fund and will not dilute the interests of shareholders of your Safeco Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses, less experienced management or the adviser did not have adequate resources to manage the affairs of the mutual fund.

   o If the Reorganizations are approved, the Safeco Trust will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act") and will cease to exist as an investment company after such application is approved.


Who is Pioneer


     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual fund and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at June 30, 2004 had, together with its affiliates, over $35 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Investor Class shares to be issued in the Reorganization, each Pioneer Fund also offers Class A shares (subject to an initial sales load and a Rule 12b-1 Plan), Class B shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan), and Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class Y shares (which are an institutional class of shares and are not subject to a sales charge or a Rule 12b-1 Plan) and Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee's fees and out of pocket expenses incurred as a result of the Reorganizations.

Will Pioneer and Symetra Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with SAM's mutual funds and institutional account advisory business. In consideration for the acquisition of these assets and certain covenants from Symetra and SAM, including their assistance in facilitating the Reorganizations and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay Symetra up to $30 million. This amount is subject to downward adjustment if the net assets of the Safeco Funds that approve the Reorganizations (together with assets in certain other accounts) are less than $2.6 billion. Under this agreement, Pioneer and Symetra have also agreed, among other things, that (i) once the Investor Class converts to Class A shares, Pioneer Funds Distributor, Inc. ("PFD"), the principal underwriter of the Pioneer Funds, shall make payments to Safeco Securities, Inc. ("Safeco Securities"), the principal underwriter of the Safeco Funds, pursuant to a Rule 12b-1 plan equal to 0.25% of the average daily net assets attributable to accounts maintained by former shareholders of the Safeco Funds; (ii) PFD will make additional continuing payments out of its own resources to Safeco Securities, following Pioneer's acquisition of assets from SAM, at an annual rate of 0.05% of the average daily net assets of any Pioneer Fund held by or for the account of any former shareholders of the Safeco Funds (including assets invested in any Pioneer Fund as a result of the Reorganization or otherwise) and, in connection with purchases of shares of the Pioneer Funds by former shareholders of the Safeco Funds after the acquisition, PFD will pay out of its own resources to Safeco Securities an amount equal to 0.20% of the amount of such purchases; and (iii) Symetra and SAM will be subject to certain non-competition provisions.

Why is an Interim Investment Advisory Agreements being Voted On

     Having determined to recommend the Reorganizations, the Trustees elected to appoint Pioneer as investment adviser to each Safeco Fund until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds.

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for a Safeco Fund. However, Rule 15a-4 under the Investment Company Act permits the Board to appoint an adviser on an interim basis without prior shareholder approval of an investment advisory agreement with the adviser if the new adviser agrees to provide such services on the same terms as the previous adviser. An adviser may act on such an interim basis for a period of 150 days. Because Pioneer will be making the payment to Symetra as discussed above, any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow until shareholder approval of that agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead would be paid a fee based upon Pioneer's cost in managing the Safeco Fund. If the Reorganizations and the interim investment advisory agreements are not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Safeco Funds, unless an extension of the 150 day period is permitted by a rule or independent position of the staff of the SEC. If both the Reorganization and appointment of Pioneer are approved, the interim investment advisory agreement will continue in effect until the closing of the Reorganization.

What Happens if a Reorganization is not Approved

     If a Reorganization is not approved by shareholders, the Board will consider what action to take. Such action could include liquidating the Safeco Fund or seeking SEC relief to permit Pioneer to serve as investment adviser beyond the 150-day limitation period.


Who is Eligible to Vote


     Shareholders of record on October 8, 2004 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of a Safeco Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization and the interim advisory agreement with Pioneer. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS



                                                                                    Page
                                                                                    ---
INTRODUCTION .....................................................................    3
PROPOSAL 1(a) -- SAFECO CALIFORNIA TAX-FREE INCOME FUND ..........................    8
PROPOSAL 1(b) -- SAFECO HIGH-YIELD BOND FUND .....................................   23
PROPOSAL 1(c) -- SAFECO INTERMEDIATE-TERM BOND FUND ..............................   37
PROPOSAL 1(d) -- SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND ....................   52
PROPOSAL 1(e) -- SAFECO INTERMEDIATE-TERM U.S. GOVERNMENT FUND ...................   68
PROPOSAL 1(f) -- SAFECO MONEY MARKET FUND ........................................   84
PROPOSAL 1(g) -- SAFECO MUNICIPAL BOND FUND ......................................   97
PROPOSAL 1(h) -- SAFECO TAX-FREE MONEY MARKET FUND ...............................  112
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION ...............................  125
TAX STATUS OF EACH REORGANIZATION ................................................  125
PROPOSAL 2(a)-(h) -- APPROVAL OF PIONEER AS INVESTMENT ADVISER FOR EACH FUND .....  127
VOTING RIGHTS AND REQUIRED VOTE ..................................................  130
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS ...................................  130
FINANCIAL HIGHLIGHTS .............................................................  137
INFORMATION CONCERNING THE MEETING ...............................................  142
OWNERSHIP OF SHARES OF THE FUNDS .................................................  144
EXPERTS ..........................................................................  149
AVAILABLE INFORMATION ............................................................  149
EXHIBIT A-1 -- FORM OF AGREEMENTS AND PLANS OF REORGANIZATION (C/D) ..............  A-1
EXHIBIT A-2 -- FORM OF AGREEMENTS AND PLANS OF REORGANIZATION (F) ................ A-21
EXHIBIT B -- FORM OF INTERIM ADVISORY AGREEMENT ..................................  B-1
EXHIBIT C -- ADDITIONAL INFORMATION REGARDING PIONEER ............................  C-1
EXHIBIT D -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE .......................  D-1

                  Safeco California Tax-Free Income Fund and
                    Pioneer California Tax Free Income Fund

                                 PROPOSAL 1(a)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco California Tax-Free Income Fund to the Pioneer California
                             Tax Free Income Fund



------------------------------------------------------------------------------------------------------------------------------------
                                 Safeco California Tax-Free Income Fund             Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Tax-Exempt Bond Trust, a        A newly organized series of Pioneer Series
                           diversified open-end management investment         Trust II, an open-end management investment
                           company organized as a Delaware statutory trust.   company registered under the Investment
                                                                              Company Act and organized as a Delaware
                                                                              statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $82.4 million                                      None. The Pioneer California Tax Free Income
June 30, 2004                                                                 Fund is newly organized and does not expect
                                                                              to commence investment operations until the
                                                                              Reorganization occurs.
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Investment advisers and    Investment adviser (until August 2, 2004):         Investment adviser:
portfolio managers         SAM                                                Pioneer

                           Portfolio Managers (until August 2, 2004):         Portfolio Managers:
                           Stephen C. Bauer (since 1983)                      Day-to-day management of the Fund's
                           President and Director, SAM                        portfolio will be the responsibility of a team of
                                                                              fixed income portfolio managers led by
                           Mary Metastasio (since 2003)                       Kenneth J. Taubes.
                           Vice President, SAM
                                                                              Mr. Taubes joined Pioneer as a senior vice
                           Currently Pioneer is investment adviser to         president in September 1998 and has been an
                           Safeco California Tax-Free Income Fund. The        investment professional since 1982.
                           Portfolio Managers of Pioneer California Tax
                           Fund, as indicated in the next column,
                           currently manage your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       Each Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
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

------------------------------------------------------------------------------------------------------------------------------------
                        Safeco California Tax-Free Income Fund      Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments    To achieve its investment objective, each Fund invests primarily in investment-grade municipal bonds issued by the state of California or its political subdivisions and having average maturities of 15 years or longer. Under normal circumstances, each Fund invests:

                       o At least 80% of its assets in securities the interest on which is exempt from federal income tax and California personal income tax
                       o At least 65% of its assets in investment-grade municipal bonds with a maturity of more than one year
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Pioneer California Tax Free Income Fund's
                                                                    investments may have fixed or variable
                                                                    principal payments and all types of interest
                                                                    rate payment and reset terms, including
                                                                    fixed and floating rates, inverse floating
                                                                    rate, zero coupon, contingent, deferred and
                                                                    payment in kind and auction rate features.

                                                                    Pioneer California Tax Free Income Fund
                                                                    may invest in tax-exempt securities of
                                                                    issuers located outside the state of
                                                                    California. The Fund will not invest in
                                                                    securities the interest on which is a tax
                                                                    preference item for purposes of the federal
                                                                    alternative minimum tax.

                                                                    Pioneer California Tax Free Income Fund
                                                                    may invest in municipal securities of any
                                                                    maturity, although under normal
                                                                    circumstances it is anticipated that the Fund
                                                                    will generally invest in longer-term
                                                                    investments. Municipal securities with
                                                                    longer maturities are generally more volatile
                                                                    than other fixed income securities with
                                                                    shorter maturities.
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

------------------------------------------------------------------------------------------------------------------------------------
                                Safeco California Tax-Free Income Fund          Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    When evaluating a bond to buy, SAM considers         Pioneer considers both broad economic
                         among other things:                                  factors and issuer specific factors in selecting
                                                                              a portfolio designed to achieve the Fund's
                         o Yield                                              investment objective. In assessing the
                         o Maturity                                           appropriate maturity and rating weighting of
                         o Structural features such as an issuer's right      the Fund's portfolio, Pioneer considers a
                           to buy the bond back at a stated price (a          variety of factors that are expected to
                           "call") or the Fund's right to require the         influence economic activity and interest rates.
                           issuer to buy the bond back at a stated price      These factors include fundamental economic
                           (a "put")                                          indicators, such as the rates of economic
                         o Credit quality (including the underlying rating    growth and inflation, Federal Reserve
                           of insured bonds)                                  monetary policy and the relative value of the
                         o The project the issuer is financing                U.S. dollar compared to other currencies.
                         o The original offering price
                         o Any state or local tax exemption                   Once Pioneer determines the preferable
                         o The amount of discount off or premium on           portfolio characteristics, Pioneer selects
                           the stated principal amount of the bond            individual securities based upon the terms of
                           represented by the price offered                   the securities (such as yields compared to
                         o Whether the bond appears to offer the best         U.S. Treasuries or comparable issues),
                           overall value when compared to other               liquidity and rating and issuer diversification.
                           available bonds
                                                                              Pioneer also employs due diligence and
                         SAM historically favored long-term maturity          fundamental research, an evaluation of the
                         bonds in essential services that offer a             issuer based on its financial statements and
                         significant degree of protection against issuer      operations, to assess an issuer's credit quality,
                         repurchase rights prior to maturity and good         taking into account financial condition, future
                         value relative to their peers. SAM may use the       capital needs and potential for change in
                         rating services provided by Moody's, S&P, or         rating. In making these portfolio decisions,
                         Fitch. Bond ratings indicate an issuer's financial   Pioneer relies on the knowledge, experience
                         strength and ability to meet its debt                and judgment of its staff who have access to
                         obligations.                                         a wide variety of research.

                         Safeco California Tax-Free Income Fund sold bonds when:

                         o They become fully valued
                         o More attractively valued bonds become
                           available;
                         o Cash is needed to meet shareholder
                           redemptions

                         Because it often takes years for attractive relative valuations to be recognized by the municipal securities market, turnover of the Fund's portfolio can be low.
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

------------------------------------------------------------------------------------------------------------------------------------
                                 Safeco California Tax-Free Income Fund            Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments         Safeco California Tax-Free Income Fund will         Pioneer California Tax Free Income Fund may
                          limit its investment in municipal obligations the   invest up to 20% of its net assets in securities
                          interest on which is payable from the revenues      of other investment companies, investment
                          of similar types of projects to less than 25% of    grade commercial paper, U.S. government
                          each Funds' total assets. As a matter of            securities, U.S. or foreign bank instruments
                          operating policy, "similar types of projects"       and repurchase agreements.
                          may include sports, convention or trade show
                          facilities; airports or mass transportation;        Pioneer California Tax Free Income Fund may
                          sewage or solid waste disposal facilities; or air   invest up to 10% of its net assets in debt
                          and water pollution control projects.               securities rated below investment grade or, if
                                                                              unrated, of equivalent quality as determined
                          Safeco California Tax-Free Income Fund may          by Pioneer. Debt securities rated below
                          invest in any of the following short-term,          investment grade are commonly referred to as
                          tax-exempt obligations: municipal notes of          "junk bonds" and are considered speculative.
                          issuers rated, at the time of the purchase,         Below investment grade debt securities involve
                          within one of the three highest grades              greater risk of loss, are subject to greater
                          assigned by a nationally recognized statistical     price volatility and are less liquid, especially
                          rating organization ("NRSRO"); unrated              during periods of economic uncertainty or
                          municipal notes offered by issuers having           change, than higher quality debt securities.
                          outstanding municipal bonds rated within one
                          of the three highest grades assigned by an          Pioneer California Tax Free Income Fund may
                          NRSRO; notes issued by or on behalf of              invest up to 10% of its net assets in inverse
                          municipal issuers that are guaranteed by the        floating rate obligations (a type of derivative
                          U.S. government; tax-exempt commercial paper        instrument). Inverse floating rate obligations
                          assigned one of the two highest grades by an        represent interests in tax-exempt bonds. The
                          NRSRO; certificates of deposit issued by banks      interest rate on inverse floating rate
                          with assets of $1,000,000,000 or more; and          obligations will generally decrease as short-
                          municipal obligations that have a maturity of       term interest rates increase, and increase as
                          one year or less from the date of purchase.         short-term rates decrease. Due to their
                                                                              leveraged structure, the sensitivity of the
                          Safeco California Tax-Free Income Fund may          market value of an inverse floating rate
                          invest in obligations of the U.S. government,       obligation to changes in interest rates is
                          its agencies or instrumentalities or in qualified   generally greater than a comparable long-term
                          repurchase agreements, the net interest on          bond issued by the same municipality and
                          which is taxable for federal income tax             with similar credit quality, redemption and
                          purposes.                                           maturity provisions. Inverse floating rate
                                                                              obligations may be volatile and involve
                                                                              leverage risk.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       Safeco California Tax-Free Income Fund may          Pioneer California Tax Free Income Fund may
strategies                hold cash or as a temporary defensive               invest all or part of its assets in securities
                          measure when market conditions so warrant.          with remaining maturities of less than one
                                                                              year, cash equivalents or may hold cash.
------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Internal Revenue Code of 1986, as amended
                          ("the Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 Safeco California Tax-Free Income Fund             Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid    If immediately after and as a result of such       Pioneer California Tax Free Income Fund will
securities                 action the value of the following securities, in   not invest more than 10% of its net assets in
                           the aggregate, would exceed 10% of Safeco          illiquid and other securities that are not readily
                           California Tax-Free Income Fund's net assets,      marketable. Repurchase agreements maturing
                           the Fund will not (i) purchase securities for      in more than seven days will be included for
                           which there is no readily available market, (ii)   purposes of the foregoing limit. Securities
                           purchase time deposits maturing in more than       subject to restrictions on resale under the
                           seven days, (iii) purchase over-the-counter        1933 Act, are considered illiquid unless they
                           (OTC) options or hold assets set aside to cover    are eligible for resale pursuant to Rule 144A
                           OTC options written by the Fund, (iv) enter into   or another exemption from the registration
                           repurchase agreements maturing in more than        requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real     determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                  Safeco California Tax-Free Income Fund may         Pioneer California Tax Free Income Fund may
                           borrow money (i) from banks or (ii) by             not borrow money, except on a temporary
                           engaging in reverse repurchase agreements.         basis and to the extent permitted by applicable
                                                                              law, as amended and interpreted or modified
                                                                              from time to time by any regulatory authority
                                                                              having jurisdiction. Under current regulatory
                                                                              requirements, the Fund may: (a) borrow from
                                                                              banks or through reverse repurchase
                                                                              agreements in an amount up to 33 1/3% of
                                                                              the fund's total assets (including the amount
                                                                              borrowed); (b) borrow up to an additional 5%
                                                                              of the fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco California Tax-Free Income Fund            Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Lending                          Safeco California Tax-Free Income Fund may        Pioneer California Tax Free Income Fund may
                                 lend securities to qualified institutional        not make loans, except that the Fund may
                                 investors with a value of up to 33% of the        (i) lend portfolio securities in accordance with
                                 Fund's total assets.                              the Fund's investment policies, (ii) enter into
                                                                                   repurchase agreements, (iii) purchase all or
                                                                                   a portion of an issue of publicly distributed
                                                                                   debt securities, bank loan participation
                                                                                   interests, bank certificates of deposit, bankers'
                                                                                   acceptances, debentures or other securities,
                                                                                   whether or not the purchase is made upon
                                                                                   the original issuance of the securities,
                                                                                   (iv) participate in a credit facility whereby the
                                                                                   Fund may directly lend to and borrow money
                                                                                   from other affiliated funds to the extent
                                                                                   permitted under the Investment Company Act
                                                                                   or an exemption therefrom, and (v) make
                                                                                   loans in any other manner consistent with
                                                                                   applicable law, as amended and interpreted or
                                                                                   modified from time to time by any regulatory
                                                                                   authority having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments           Safeco California Tax-Free Income Fund may        Pioneer California Tax Free Income Fund may
                                 not purchase securities on margin. However,       use futures and options on securities, indices
                                 the Fund may (i) obtain short-term credits as     and currencies, forward currency exchange
                                 necessary to clear its purchases and sales of     contracts and other derivatives. The Fund
                                 securities, and (ii) make margin deposits in      does not use derivatives as a primary
                                 connection with its use of financial options and  investment technique and generally limits their
                                 futures, forward and spot currency contracts,     use to hedging. However, the Fund may use
                                 swap transactions and other financial contracts   derivatives for a variety of non-principal
                                 or derivative instruments.                        purposes, including:

                                                                                   o As a hedge against adverse changes in
                                                                                     stock market prices, interest rates or
                                                                                     currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-
                                                                                     hedging strategy that may be considered
                                                                                     speculative

------------------------------------------------------------------------------------------------------------------------------------
Other investment policies and    As described above, the Funds have substantially
restrictions                     similar principal investment strategies and
                                 policies. Certain of the non-principal investment
                                 policies and restrictions are different. For a
                                 more complete discussion of each Fund's other
                                 investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco California Tax-Free Income Fund           Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                             Buying, Selling and Exchange Shares
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer California
                             of Safeco California Tax-Free Income Fund are     Tax Free Income Fund you receive in the
                             subject to a 4.50% front-end sales charge.        Reorganization will not be subject to any
                                                                               sales charge. Moreover, if you own shares
                             A contingent deferred sales charge of up to       in your own name as of the closing of the
                             5.00% if you redeem Class B shares within six     Reorganization (i.e., not in the name of a
                             years of purchase.                                broker or other intermediary) and maintain
                                                                               your account, you may purchase Class A
                             A contingent deferred sales charge of up to       shares of Pioneer California Tax Free Income
                             1.00% if you redeem Class C shares within         Fund and Class A shares of any fund in the
                             one year of purchase.                             Pioneer family of funds through such account
                                                                               in the future without paying any sales charge.
                             Purchases of Investor Class shares of the Fund
                             are not subject to a sales load.                  Except as described above, Class A shares of
                                                                               Pioneer California Tax Free Income Fund are
                             The Fund assesses a mandatory redemption          subject to a front-end sales charge of up
                             fee of 2%, as a percentage of the amount          to 4.50%.
                             redeemed or exchanged, on Class A and
                             Investor Class shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Safeco California Tax-Free Income Fund pays       Pioneer California Tax Free Income Fund will
                             an advisory fee on a monthly basis at an          pay Pioneer an advisory fee as follows: 0.50%
                             annual rate as follows:                           of the fund's average daily net assets on the
                                                                               first $250 million, 0.45% on assets greater
                             $0-$250,000,000:                   0.50 of 1%     than $250 million to $750 million and 0.40%
                             $250,000,001-$750,000,000:         0.45 of 1%     on assets greater than $750 million. The fee is
                             Over $750,000,00:                  0.40 of 1%     computed daily and paid monthly.

                             SAM serves as administrator and fund              In addition, the Fund will reimburse Pioneer
                             accounting agent for Safeco California Tax-Free   for certain fund accounting and legal expenses
                             Income Fund. The Fund pays SAM an                 incurred on behalf of the Fund and pays a
                             administrative services fee of 0.05% of the       separate shareholder servicing/transfer agency
                             Fund's average daily net assets up to the first   fee to Pioneer Investment Management
                             $200,000,000 and 0.01% of its net assets          Shareholder Services ("PIMSS"), an affiliate of
                             thereafter, and an accounting fee of 0.04%        Pioneer.
                             of the Fund's average daily net assets up to
                             the first $200,000,000 and 0.01% of its net       Pioneer has agreed until the second
                             assets thereafter.                                anniversary of the closing of the
                                                                               Reorganization to limit the expenses
                             During its most recent fiscal year, Safeco        (excluding extraordinary expenses) of the
                             California Tax-Free Income Fund paid aggregate    Investor Class to 0.63% of the average daily
                             advisory and administration fees at an average    net assets attributable to the Investor Class.
                             rate of 0.59% of average daily net assets.
                                                                               The Investor Class shares to be issued in the
                             SAM had contractually agreed until April 30,      Reorganization will convert to Class A shares
                             2009, to pay certain fund operating expenses      after two years. Class A shares will have
                             (but not all of the operating expenses of the     higher expenses per share than Investor Class
                             Fund) that exceeded the rate of 0.40% per         shares due to the Rule 12b-1 Plan. In
                             annum of the Fund's average daily net assets.     addition, although Pioneer has agreed to limit
                             This arrangement included all Fund operating      the expenses attributable to Investor Class
                             expenses except management fees, Rule 12b-1       shares, Pioneer is not required to limit the
                             fees, brokerage commissions, interest, and        expenses attributable to Class A shares.
                             extraordinary expenses.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco California Tax-Free Income Fund       Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    In 2003, SAM began voluntarily reimbursing
(continued)                  the Fund to the extent that its total expenses
                             exceeded the rate of 0.86% per annum of the
                             Fund's average daily net assets for Class A
                             shares, 1.61% per annum for Class B and
                             Class C shares, and 0.63% per annum for
                             Investor Class shares.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class A shares were 1.06%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class A shares were 0.86%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             B shares were 1.76%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class B shares were 1.61%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the contractual expense reimbursement, were 1.90%, and without giving effect to the expense limitation were 4.09%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class C shares were 1.61%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.75%. After giving
                             effect to the voluntary expense reimbursement,
                             the operating expenses for Investor Class
                             shares were 0.63%.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service     Investor Class shares of the Pioneer Fund are not subject to a Rule 12b-1 fee. Pioneer Investor
(12b-1) fee                  Class shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Safeco California Tax-Free Income Fund            Pioneer California Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares         You may buy shares of Safeco California             You may buy shares from any investment firm
                      Tax-Free Income Fund directly through Safeco        that has a sales agreement with PFD, Pioneer
                      Securities, the Fund's principal underwriter or     California Tax Free Income Fund's distributor.
                      through brokers, registered investment              Existing shareholders of Safeco California
                      advisers, banks and other financial institutions    Tax-Free Income Fund who own shares in their
                      that have entered into selling agreements with      own name as of the closing date of the
                      the Fund's principal underwriter, as described      Reorganization and who maintain their
                      in the Fund's prospectus.                           accounts may buy shares of any fund in the
                                                                          Pioneer family of funds through such accounts
                      Certain account transactions may be done            in the future without paying sales charges.
                      by telephone.
                                                                          If the account is established in the
                                                                          shareholder's own name, shareholders may
                                                                          also purchase additional shares of Pioneer
                                                                          California Tax Free Income Fund by telephone
                                                                          or online.
------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege    There are no sales charges on shares you            You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other      California Tax Free Income Fund without
                      fund distributions.                                 incurring any fee on the exchange with the
                                                                          more than 62 other Pioneer Funds. Your
                      Certain account transactions may be done by         exchange would be for Class A shares, which
                      telephone.                                          would be subject to a Rule 12b-1 fee. An
                                                                          exchange generally is treated as a sale and a
                                                                          new purchase of shares for federal income
                                                                          tax purposes.

                                                                          If the account is established in the
                                                                          shareholder's own name, shareholders may
                                                                          also exchange shares of Pioneer California Tax
                                                                          Free Income Fund for shares of other Pioneer
                                                                          Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco       Normally, your investment firm will send your
                      California Tax-Free Income Fund directly in         request to sell shares to PIMSS. You can also
                      writing or by contacting a financial intermediary   sell your shares by contacting the Fund directly
                      as described in the Fund's prospectus.              if your account is registered in your name.

                                                                          If the account is established in the
                                                                          shareholder's own name, shareholders may
                                                                          also redeem shares of Pioneer California Tax
                                                                          Free Income Fund by telephone or online.
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

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of the Fund's investments to decline

   o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded


   o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


Past Performance


     Set forth below is performance information for Safeco California Tax-Free Income Fund. The bar charts show how Safeco California Tax-Free Income Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for Safeco California Tax-Free Income Fund over time for each class of shares (including deductions for sales charges, if applicable) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in Safeco California Tax-Free Income Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Because Pioneer California Tax Free Income Fund is a newly organized mutual fund, it has no past performance.

           Safeco California Tax-Free Income Fund -- Investor Class



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -9.20
'95             26.14
'96              2.53
'97             11.55
'98              6.19
'99             -9.18
'00             18.79
'01              4.12
'02              8.76
'03              4.97

* During the period shown in the bar chart, Safeco California Tax-Free Income Fund's highest quarterly return was 10.59% for the quarter ended March 31, 1995, and the lowest quarterly return was -6.16% for the quarter ended March 31, 1994.

                    Safeco California Tax-Free Income Fund
             Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------------------
                                                                    1 Year      5 Years     10 Years
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Class A shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                   0.05%       3.84%       5.25%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                               -0.01%       3.74%       5.07%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        1.51%       3.85%       5.07%
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Class B shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                  -1.04%       3.68%       5.26%
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Class C shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                   2.97%       4.02%       5.16%
----------------------------------------------------------------------------------------------------
Safeco California Tax-Free Income Fund, Investor Class shares
----------------------------------------------------------------------------------------------------
Return Before Taxes                                                   4.97%       5.10%       5.96%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                4.91%       5.00%       5.78%
----------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        4.87%       4.99%       5.74%
----------------------------------------------------------------------------------------------------
Lehman Brothers Long Municipal Bond Index(2)
 (reflects no deduction for fees, taxes or expenses)                  6.13%       5.95%       6.40%
----------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

(2) The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only, is not limited to California issuers, does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for Safeco California Tax-Free Income Fund, the expenses of Safeco California Tax-Free Income Fund for the period ended December 31, 2003 and (ii) for Pioneer California Tax Free Income Fund, estimated expenses of Pioneer California Tax Free Income Fund. Future expenses for all share classes may be greater or less.

                                                                                                                      Pro Forma
                                                                                                          Safeco       Pioneer
                                                                Safeco        Safeco        Safeco      California   California
                                                              California    California    California     Tax-Free     Tax Free
                                                               Tax-Free      Tax-Free      Tax-Free    Income Fund   Income Fund
                                                             Income Fund   Income Fund   Income Fund     Investor     Investor
Shareholder transaction fees                                   Class A       Class B       Class C        Class        Class(9)
(paid directly from your investment)                        ------------- ------------- ------------- ------------- ------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ........................      4.50%(6)      None         None          None          None(1)
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ...........................      None          5.00%(7)     1.00%(8)      None          None
Redemption fees for shares held less than 30 days .........      2.00%         None         None          2.00%          N/A
Wire redemption fee .......................................      $ 20(4)       $ 20(4)      $ 20(4)       $ 20(4)       $ 10
Annual low balance fee ....................................      $ 12(5)       $ 12(5)      $ 12(5)       $ 12(5)        N/A
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ............................................      0.50%         0.50%        0.50%         0.50%         0.50%
Distribution and service (12b-1) fee ......................      0.25%         1.00%        1.00%         None          None
Other expenses ............................................      0.31%         0.26%        2.59%         0.25%         0.26%
Total fund operating expenses .............................      1.06%         1.76%        4.09%         0.75%         0.76%
Expense reimbursement / reduction .........................      None(2)       None(2)      2.19%(2)      None(2)       0.13%(3)
Net fund operating expenses ...............................      1.06%         1.76%        1.90%         0.75%         0.63%

----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer California Tax Free Income Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer California Tax Free Income Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco California Tax-Free Income Fund for certain fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.86% per annum of the Fund's average daily net assets for Class A shares, 1.61% per annum for Class B and Class C shares, and 0.63% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer California Tax Free Income Fund to 0.63% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

9 The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco California Tax-Free Income Fund and two years for Pioneer California Tax Free Income Fund and (f) and the Investor Class shares of Pioneer California Tax-Free Income Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example

                     Safeco California Tax-Free Income Fund

  Class A shares
    Year 1 ......................                     $  553
    Year 3 ......................                     $  772
    Year 5 ......................                     $1,008
    Year 10 .....................                     $1,686
  Class B shares                  With redemption               Without redemption
    Year 1 ......................       $  679                        $  179
    Year 3 ......................       $  854                        $  554
    Year 5 ......................       $1,154                        $  954
    Year 10 .....................       $1,719                        $1,719
  Class C shares                  With redemption               Without redemption
    Year 1 ......................       $  293                        $  193
    Year 3 ......................       $  597                        $  597
    Year 5 ......................       $1,026                        $1,026
    Year 10 .....................       $2,306                        $2,306
  Investor Class shares
    Year 1 ......................                     $77
    Year 3 ......................                     $240
    Year 5 ......................                     $417
    Year 10 .....................                     $930

                Pro Forma Pioneer California Tax Free Income Fund

  Investor Class shares
    Year 1 ......................                     $ 64
    Year 3 ......................                     $265
    Year 5 ......................                     $547
    Year 10 .....................                   $1,350

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco California Tax-Free Income Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer California Tax Free Income Fund to 0.63% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A shares and lower than the net expenses of Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fourth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Fifth, the Investor Class shares of Pioneer California Tax Free Income Fund received in the Reorganization will provide Safeco California TF Income Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees also considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."

     The Board of Trustees of Pioneer California Tax Free Income Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer California Tax Free Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer California Tax Free Income Fund.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.

                                                                                       Pro Forma
                                           Safeco                 Pioneer               Pioneer
                                         California             California             California
                                          Tax-Free               Tax Free               Tax Free
                                         Income Fund            Income Fund           Income Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)            $99,315                N/A                  $99,315
  Class A shares ................           $ 1,159                N/A                      N/A
  Class B shares ................           $   495                N/A                      N/A
  Class C shares ................           $   101                N/A                      N/A
  Investor Class shares . .                 $97,561                N/A                  $99,315
 Net Asset Value Per Share
  Class A shares ................           $ 12.72                N/A                      N/A
  Class B shares ................           $ 12.69                N/A                      N/A
  Class C shares ................           $ 12.69                N/A                      N/A
  Investor Class shares .........           $ 12.71                N/A                  $ 12.71
 Shares Outstanding
  Class A shares ................            91,125                N/A                      N/A
  Class B shares ................            38,970                N/A                      N/A
  Class C shares ................             7,980                N/A                      N/A
  Investor Class shares .........         7,677,020                N/A                7,813,926

     It is impossible to predict how many shares of Pioneer California Tax Free Income Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer California Tax-Free Income Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer California Tax Free Income Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer California Tax Free Income Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco High-Yield Bond Fund and
                            Pioneer High Yield Fund

                                 PROPOSAL 1(b)


                Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco High-Yield Bond Fund to the Pioneer High Yield Fund

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco High-Yield Bond Fund                        Pioneer High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Taxable Bond Trust, a           A diversified open-end management
                           diversified open-end management investment         investment company registered under the
                           company organized as a Delaware statutory trust.   Investment Company Act and organized as a
                                                                              Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $38 million                                        $7,665 million
June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment adviser (until August 2, 2004):         Investment adviser:
portfolio managers         SAM                                                Pioneer

                           Portfolio Managers:                                Portfolio Managers:
                           Greg Card (since 2001 and until August 2,          Margaret D. Patel (since inception)
                           2004)                                              Joined Pioneer in 1999
                           Assistant Vice President, SAM                      Investment professional for over 25 years
                           Joined SAM in 2001

                           Beverly Denny (since July 2003)
                           Assistant Vice President, SAM
                           Associated with SAM since 1991

                           Currently Pioneer is acting as investment
                           adviser to Safeco High-Yield Bond Fund. The
                           Portfolio Manager of Pioneer High Yield Fund,
                           as indicated in the next column, currently
                           manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       Safeco High-Yield Bond Fund seeks to provide       Pioneer High Yield Fund seeks to maximize
                           a high level of current interest income through    total return through a combination of income
                           the purchase of high-yield debt securities.        and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
                           Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco High-Yield Bond Fund                           Pioneer High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal market conditions, Safeco               Under normal market conditions, the Fund
                         High-Yield Bond Fund invests at least 80% of         invests at least 80% of net assets (plus any
                         net assets (plus any borrowings for investment       borrowings for investment purposes) in below
                         purposes) in high-yield debt securities.             investment grade (high yield) debt securities
                                                                              and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    Safeco High-Yield Bond Fund uses a "value"           Pioneer High Yield Fund uses a "value" style
                         style of management and seeks to invest in an        of management and seeks securities selling at
                         issuer that is a good value relative to its peers.   reasonable prices or substantial discounts to
                         SAM historically evaluated an issuer's               their underlying values and then holds these
                         creditworthiness, liquidity and prospects for        securities for their incremental yields or until
                         growing earnings and cash flow.                      the market values reflect their intrinsic values.
------------------------------------------------------------------------------------------------------------------------------------
Other investments        Safeco High-Yield Bond Fund may invest up to         Pioneer High Yield Fund's investments may
                         20% of its assets in unrated securities. In          have fixed or variable principal payments and
                         addition, the Fund may invest up to 5% of its        all types of interest rate and dividend payment
                         total assets in securities which are in default.     and reset terms, including fixed rate,
                                                                              adjustable rate, zero coupon, contingent,
                         Safeco High-Yield Bond Fund may invest in            deferred, payment in kind and auction rate
                         restricted securities that are exempt from           features. The Fund invests in securities with a
                         registration requirements and eligible for resale    broad range of maturities.
                         to qualified institutional investors under Rule
                         144A or Section 4(2).                                Pioneer High Yield Fund may invest in
                                                                              mortgage-backed and asset-backed securities.
                         Safeco High-Yield Bond Fund may invest in            To the extent the Fund invests significantly in
                         Yankee sector debt securities. Yankee debt           asset-backed and mortgage-related securities,
                         securities are securities issued in the U.S.         its exposure to prepayment and extension
                         by foreign issuers. These bonds involve              risks may be greater than if it invested in
                         investment risks that are different from those       other fixed income securities.
                         of domestic issuers.
                                                                              Pioneer High Yield Fund may invest in
                         Safeco High-Yield Bond Fund may invest in            mortgage derivatives and structured securities.
                         securities that are direct obligations of the U.S.   Mortgage derivatives can become illiquid and
                         Treasury and supported by the full faith and         hard to value in declining markets.
                         credit of the U.S. government. The Fund may
                         invest in other U.S. Government Securities,          Consistent with its objective, Pioneer High
                         including (a) securities supported by the full       Yield Fund may invest in equity securities
                         faith and credit of the U.S. government but          issued by both U.S. and non-U.S. issuers,
                         that are not direct obligations of the U.S.          including common stocks, depositary receipts,
                         Treasury, (b) securities that are not supported      warrants, rights and other equity interests
                         by the full faith and credit of the U.S.             when Pioneer believes they offer the potential
                         government but are supported by the issuer's         for capital appreciation or to diversity the
                         ability to borrow from the U.S. Treasury, and        Fund's portfolio.
                         (c) securities supported solely by the
                         creditworthiness of the issuer.                      Pioneer High Yield Fund may invest in
                                                                              securities of Canadian issuers to the same
                         Safeco High-Yield Bond Fund may invest up to         extent as U.S. issuers. The Fund may invest
                         20% of assets in foreign securities.                 up to 15% of its total assets in securities of
                                                                              non-U.S. and non-Canadian issuers, including
                                                                              debt and equity securities of corporate issuers
                                                                              and debt securities of government issuers in
                                                                              developed and emerging markets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco High-Yield Bond Fund                         Pioneer High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive        Safeco High-Yield Bond Fund may hold cash          Pioneer High Yield Fund may invest all or part
strategies                 or invest in high-quality, short-term securities   of its assets in securities with remaining
                           issued by an agency or instrumentality of the      maturities of less than one year, cash
                           U.S. government, high-quality commercial           equivalents or may hold cash.
                           paper, certificates of deposit, shares of no-
                           load, open-end money market funds, or
                           repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Diversification            Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration     Each Fund may not invest more than 25% of its assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid    If immediately after and as a result of such       Pioneer High Yield Fund may not invest more
securities                 action the value of the following securities, in   than 15% of its net assets in securities which
                           the aggregate, would exceed 15% of Safeco          are illiquid and other securities which are not
                           High-Yield Bond Fund's net assets, the Fund        readily marketable.
                           will not (i) purchase securities for which there
                           is no readily available market, (ii) purchase
                           time deposits maturing in more than seven
                           days, (iii) purchase over-the-counter (OTC)
                           options or hold assets set aside to cover OTC
                           options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                  Safeco High-Yield Bond Fund may borrow             Pioneer High Yield Fund may not borrow
                           money (i) from banks or (ii) by engaging in        money, except the Fund may: (a) borrow from
                           reverse repurchase agreements.                     banks or through reverse repurchase
                                                                              agreements in an amount up to 33 1/3% of the
                                                                              Fund's total assets (including the amount
                                                                              borrowed); (b) to the extent permitted by
                                                                              applicable law, borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
------------------------------------------------------------------------------------------------------------------------------------
Lending                    Safeco High-Yield Bond Fund may lend               Pioneer High Yield Fund may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's total      33 1/3% of the value of its assets.
                           assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Safeco High-Yield Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments     Safeco High-Yield Bond Fund may not                Pioneer High Yield Fund may use futures and
                           purchase securities on margin. However, the        options on securities, indices and currencies,
                           Fund may (i) obtain short-term credits as          forward currency exchange contracts and
                           necessary to clear its purchases and sales of      other derivatives. The Fund does not use
                           securities, and (ii) make margin deposits in       derivatives as a primary investment technique
                           connection with its use of financial options and   and generally limits their use to hedging.
                           futures, forward and spot currency contracts,      However, the Fund may use derivatives for a
                           swap transactions and other financial contracts    variety of non-principal purposes, including:
                           or derivative instruments.
                                                                              o As a hedge against adverse changes in
                                                                                stock market prices, interest rates or
                                                                                currency exchange rates
                                                                              o As a substitute for purchasing or selling
                                                                                securities
                                                                              o To increase the Fund's return as a non-
                                                                                hedging strategy that may be considered
                                                                                speculative
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies  As described above, the Funds have substantially similar principal investment strategies and
and restrictions           policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                           fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                  Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Sales charges              Purchases under $1,000,000 of Class A shares       The Investor Class shares of Pioneer High
                           of Safeco High-Yield Bond Fund are subject to      Yield Fund you receive in the Reorganization
                           a 4.50% front-end sales charge.                    will not be subject to any sales charge.
                                                                              Moreover, if you own shares in your own
                           Contingent deferred sales charge of up to 5%       name as of the closing of the Reorganization
                           if you redeem Class B shares within six years      (i.e., not in the name of a broker or other
                           of purchase.                                       intermediary) and maintain your account, you
                                                                              may purchase Class A shares of Pioneer High
                           Contingent deferred sales charge of 1% if you      Yield Fund and Class A shares of any fund in
                           redeem Class C shares within one year of           the Pioneer family of funds through such
                           purchase.                                          account in the future without paying any
                                                                              sales charge.
                           Purchases of Investor Class shares of Fund are
                           not subject to a sales load.                       Except as described above, Class A shares of
                                                                              Pioneer High Yield Fund are subject to a
                           Safeco High-Yield Bond Fund assesses a             front-end sales charge of up to 4.50%.
                           mandatory redemption fee of 2%, as a
                           percentage of the amount redeemed or
                           exchanged, on Class A and Investor Class
                           shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco High-Yield Bond Fund                         Pioneer High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Safeco High-Yield Bond Fund pays an advisory       Pioneer High Yield Fund pays Pioneer a
                             fee on a monthly basis at an annual rate as        management fee equal to:
                             follows:
                                                                                0.70% of average daily net assets up to
                             $0-$250,000,000:              0.65 of 1%             $500 million;
                             $250,000,001-$750,000,000:    0.55 of 1%           0.65% of the next $500 million;
                             Over $750,000,000:            0.50 of 1%           0.60% of the next $4 billion;
                                                                                0.55% of the next $1 billion;
                             SAM serves as administrator and fund               0.50% of the next $1 billion;
                             accounting agent for Safeco High-Yield Bond        0.45% of the next $1 billion;
                             Fund. The Fund pays SAM an administrative          0.40% of the next $1 billion;
                             services fee of 0.05% of the Fund's average        0.35% of the next $1 billion; and
                             daily net assets up to the first $200,000,000      0.30% on assets over $10 billion.
                             and 0.01% of its net assets thereafter, and an
                             accounting fee of 0.04% of the Fund's average      During its most recent fiscal year, Pioneer
                             daily net assets up to the first $200,000,000      High Yield Fund paid an advisory fee at
                             and 0.01% of its net assets thereafter.            an average rate of 0.61% of average daily
                                                                                net assets.
                             During its most recent fiscal year, Safeco
                             High-Yield Bond Fund paid aggregate advisory       In addition, Pioneer High Yield Fund
                             and administration fees at an average rate of      reimburses Pioneer for certain fund
                             0.74% of average daily net assets.                 accounting and legal expenses incurred on
                                                                                behalf of the Fund and pays a separate
                             SAM had contractually agreed until April 30,       shareholder servicing/transfer agency fee to
                             2009, to pay certain fund operating expenses       PIMSS, an affiliate of Pioneer.
                             (but not all of the operating expenses of the
                             Fund) that exceeded the rate of 0.40% per          Through October 31, 2005, Pioneer may
                             annum of the Fund's average daily net assets.      recover expenses that it incurred under a prior
                             This arrangement included all Fund operating       expense limitation (within three years of being
                             expenses except management fees, Rule 12b-1        incurred) from the Fund if the expense ratio of
                             fees, brokerage commissions, interest, and         the Class A shares is less than 1.00%. Each
                             extraordinary expenses.                            class will reimburse Pioneer no more than
                                                                                the amount by which that class' expenses
                             In 2003, SAM began voluntarily reimbursing         were reduced.
                             the Fund to the extent that its total expenses
                             exceeded the rate of 1.15% per annum of the        For the fiscal year ended October 31, 2003,
                             Fund's average daily net assets for Class A        Pioneer High Yield Fund's total annual
                             shares, 1.90% per annum for Class B and            operating expenses for Class A shares were
                             Class C shares, and 0.90% per annum for            1.06% of average daily net assets. The Fund
                             Investor Class shares.                             currently does not have an expense limitation
                                                                                for its Class A shares
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.30%, and without
                             giving effect to the expense limitation, were
                             1.41%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 1.15%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco High-Yield Bond Fund                        Pioneer High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
                            For the fiscal year ended December 31, 2003,       Pioneer has agreed until the second
                            the Fund's annual operating expenses for Class     anniversary of the closing of the
                            B shares, after giving effect to the contractual   Reorganization to limit the expenses
                            expense limitation were 2.05%, and without         (excluding extraordinary expenses) of the
                            giving effect to the expense limitation, were      Investor Class to 0.90% of the average daily
                            2.88%. After giving effect to the voluntary        net assets attributable to the Investor Class.
                            expense reimbursement, the operating               The Investor Class shares to be issued in the
                            expenses for Class A shares were 1.90%.            Reorganization will convert to Class A shares
                                                                               after two years. Class A shares will have
                            For the fiscal year ended December 31, 2003,       higher expenses per share than Investor Class
                            the Fund's annual operating expenses for Class     shares due to the Rule 12b-1 Plan. In
                            C shares, after giving effect to the contractual   addition, although Pioneer has agreed to limit
                            expense limitation were 2.05%, and without         the expenses attributable to Investor Class
                            giving effect to the expense limitation, were      shares, Pioneer is not required to limit the
                            2.45%. After giving effect to the voluntary        expenses attributable to Class A shares.
                            expense reimbursement, the operating
                            expenses for Class A shares were 1.90%.

                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for
                            Investor Class shares, after giving effect to the
                            contractual expense limitation were 1.05%, and
                            without giving effect to the expense limitation,
                            were 1.27%. After giving effect to the voluntary
                            expense reimbursement, the operating
                            expenses for Investor Class shares were 0.90%.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
(12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares               You may buy shares of Safeco High-Yield Bond       You may buy shares from any investment firm
                            Fund directly through Safeco Securities, the       that has a sales agreement with PFD, Pioneer
                            Fund's principal underwriter or through            High Yield Fund's distributor. Existing
                            brokers, registered investment advisers, banks     shareholders of Safeco High-Yield Bond Fund
                            and other financial institutions that have         who own shares in their own name as of the
                            entered into selling agreements with the Fund's    closing date of the Reorganization and who
                            principal underwriter, as described in the         maintain their accounts may buy shares of
                            Fund's prospectus.                                 any fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                            Certain account transactions may be done           paying sales charges.
                            by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               High Yield Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco High-Yield Bond Fund                        Pioneer High Yield Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege    There are no sales charges on shares you           You may exchange shares of Pioneer High
                      acquire through dividend reinvestment or other     Yield Fund without incurring any fee on the
                      fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which would be subject to Rule 12b-1
                                                                         fees. An exchange generally is treated as a
                      Certain account transactions may be done           sale and a new purchase of shares for federal
                      by telephone.                                      income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer High Yield
                                                                         Fund for shares of other Pioneer Funds by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Each class of shares is sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                      High-Yield Bond Fund directly in writing or by     request to sell shares to PIMSS. You can also
                      contacting a financial intermediary as described   sell your shares by contacting the Fund
                      in the Fund's prospectus.                          directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer High Yield
                                                                         Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

   o The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

   o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

   o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

   o The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

   o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

     Investment in high yield securities involves substantial risk of loss. High yield securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in either Fund is subject to the following specific risks:

   o Increased price sensitivity to changing interest rates and deteriorating economic environment

   o Greater risk of loss due to default or declining credit quality

   o Adverse company-specific events are more likely to render the issuer unable to make interest and/or principal payments

   o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

     In addition, each Fund holds a material percentage of the outstanding debt securities of certain high yield issuers, which practice may adversely impact the liquidity and market value of those investments. Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                 Safeco High-Yield Bond Fund -- Investor Class



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -2.25
'95             15.14
'96             10.39
'97             12.79
'98              4.45
'99              3.74
'00             -5.52
'01             -2.05
'02            -17.47
'03             30.50

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 10.53% for the quarter ended June 30, 2003, and the lowest quarterly return was -12.38% for the quarter ended June 30, 2002.

                   Pioneer High Yield Fund -- Class A shares



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'99             27.06
'00             12.70
'01             16.74
'02             -2.70
'03             32.13

* During the period shown in the bar chart, since the Fund's inception on February 12, 1998, Pioneer High Yield Fund's highest quarterly return was 11.10% for the quarter ended December 31, 1999, and the lowest quarterly return was -8.97% for the quarter ended September 30, 2002.

                          Safeco High-Yield Bond Fund
      Average Annual Total Returns for the Period Ended December 31, 2003

----------------------------------------------------------------------------------------------------------
                                                                     1 Year       5 Years      10 Years
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Class A shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   24.55%        -0.45%       3.65%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                20.85%        -3.67%       0.20%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        15.68%        -2.35%       0.95%
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Class B shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   24.21%        -0.58%       3.66%
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Class C shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   28.35%        -0.27%       3.59%
----------------------------------------------------------------------------------------------------------
Safeco High-Yield Bond Fund, Investor Class shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   30.50%         0.67%       4.28%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                26.51%        -2.68%       0.75%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)        19.53%        -1.49%       1.44%
----------------------------------------------------------------------------------------------------------
Merrill Lynch High-Yield Master II Index(2)
 (reflects no deduction for fees, expenses or taxes)                  28.15%         5.02%       7.05%
----------------------------------------------------------------------------------------------------------


 (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

 (2) The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rated below investment grade, but not in default, is for reference only and does not mirror the Fund's investments.

                   Pioneer High Yield Fund -- Class A shares
      Average Annual Total Returns for the Period Ended October 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                                                 Since
                                                                     1 Year       5 Years      Inception(1)
-----------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  26.15%        15.49%        11.71%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               23.09%        11.39%         7.99%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       16.78%        10.72%         7.63%
-----------------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master II Index(3)
  (reflects no deduction for fees, expenses or taxes)                 28.15%         5.02%         4.45%
-----------------------------------------------------------------------------------------------------------
 Merrill Lynch Index of Convertible Bonds(4)
  (speculative quality)
  (reflects no deduction for fees, expenses or taxes)                 35.99%         7.11%         7.17%
-----------------------------------------------------------------------------------------------------------


 (1) The Fund commenced operations on February 12, 1998.

 (2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

 (3) The Merrill Lynch High-Yield Master II Index, an unmanaged index of outstanding debt of domestic market issuers rated below investment grade, but not in default, is for reference only and does not mirror the Fund's investments.
 (4) The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities.


     Pioneer High Yield Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for Safeco High-Yield Bond Fund, the expenses of Safeco High-Yield Bond Fund for the year ended December 31, 2003 and (ii) for Pioneer High Yield Fund, the expenses of Pioneer High Yield Fund for the year ended October 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                                       Pro Forma
                                                                                                                        Pioneer
                                                            Safeco       Safeco           Safeco          Safeco       High Yield
                                                          High-Yield   High-Yield       High-Yield      High-Yield        Fund
                                                           Bond Fund    Bond Fund       Bond Fund        Bond Fund      Investor
Shareholder transaction fees (paid directly from            Class A      Class B         Class C      Investor Class     Class(9)
your investment)                                         ------------ ------------   --------------- ---------------- -----------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price .....................     4.50%(6)     None             None             None          None(1)
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ........................     None         5.00%(7)         1.00%(8)         None          None
Redemption fees for shares held less than 30 days ......     2.00%        None             None             2.00%          N/A
Wire redemption fee ....................................    $ 204        $ 204            $ 204            $ 204          $ 10
Annual low balance fee .................................    $ 125        $ 125            $ 125            $ 125           N/A

Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee .........................................     0.65%        0.65%            0.65%            0.65%         0.58%
Distribution and service (12b-1) fee ...................     0.25%        1.00%            1.00%            None          None
Other expenses .........................................     0.51%        1.23%            0.80%            0.62%         0.38%
Total fund operating expenses ..........................     1.41%        2.88%            2.45%            1.27%         0.96%
Expense reimbursement/reduction ........................     0.11%(2)     0.83%(2)         0.40%(2)         0.22%(2)      0.06%(3)
Net fund operating expenses ............................     1.30%        2.05%            2.05%            1.05%         0.90%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer High Yield Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer High Yield Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco High-Yield Bond Fund for certain fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 1.15% per annum of the Fund's average daily net assets for Class A shares, 1.90% per annum for Class B and Class C shares, and 0.90% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer High Yield Fund to 0.90% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco High-Yield Bond Fund and two years for Pioneer High Yield Fund and (f) and the Investor Class shares of Pioneer High Yield Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
                           Safeco High-Yield Bond Fund

  Class A shares
  Year 1 ......................           $ 576
  Year 3 ......................           $ 844
  Year 5 ......................           $1,131
  Year 10 .....................           $2,014

  Class B shares                  With redemption      Without redemption
  Year 1 ......................   $  708               $  208
  Year 3 ......................   $  943               $  643
  Year 5 ......................   $1,303               $1,103
  Year 10 .....................   $2,155               $2,155

  Class C shares                  With redemption      Without redemption
  Year 1 ......................   $  308               $  208
  Year 3 ......................   $  643               $  643
  Year 5 ......................   $1,103               $1,103
  Year 10 .....................   $2,613               $2,613

  Investor Class shares
  Year 1 ......................   $107
  Year 3 ......................   $334
  Year 5 ......................   $579
  Year 10 .....................   $1,425

                        Pro Forma Pioneer High Yield Fund

  Investor Class shares
  Year 1 ......................         $   92
  Year 3 ......................         $  300
  Year 5 ......................         $  539
  Year 10 .....................         $1,225


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco High-Yield Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer High Yield Fund, which has one of the best performance records of any mutual fund specializing in high yield securities. For the one and five year periods ended June 30, 2004, Class A shares of Pioneer High Yield Fund had an average annual return of 11.63% and 14.31% compared to an average annual return of the Class A shares and Investor Class shares of 6.42% and 11.67% (one year) and -0.42% and 0.74% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer High Yield Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer High Yield Fund to 0.90% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer High Yield Fund are below both the gross expenses and expenses net of contractual expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, Pioneer High Yield Fund's Class A expense ratio for the most recent fiscal year was 1.06% of average daily net assets, which was below the net expenses of the Class A shares of your Safeco Fund and only one basis point above the net expenses of the Investor Class of your Safeco Fund.


     Fifth, the substantially larger size of Pioneer High Yield Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer High Yield Fund received in the Reorganization will provide Safeco High-Yield Bond Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all of out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer High Yield Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer High Yield Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer High Yield Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.



                                           Safeco                                      Pro Forma
                                         High-Yield               Pioneer               Pioneer
                                          Bond Fund           High Yield Fund       High Yield Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)          $39,683                $7,811,801            $7,851,484
  Class A shares ................         $ 1,857                $3,469,718            $3,469,718
  Class B shares ................         $   465                $1,780,040            $1,780,040
  Class C shares ................         $   261                $2,411,841            $2,411,841
  Investor Class shares .........         $37,101                       N/A            $   39,683
  Class Y shares ................             N/A                $  143,957            $  143,957
  Class R shares ................             N/A                $    6,245            $    6,245

 Net Asset Value Per Share
  Class A shares ................         $  5.78                $    11.72            $    11.72
  Class B shares ................         $  5.78                $    11.77            $    11.77
  Class C shares ................         $  5.79                $    11.88            $    11.88
  Investor Class shares .........         $  5.78                       N/A            $    11.72
  Class Y shares ................             N/A                $    11.69            $    11.69
  Class R shares ................             N/A                $    12.87            $    12.87

 Shares Outstanding
  Class A shares ................         321,002               295,917,476           295,917,476
  Class B shares ................         480,411               151,211,694           151,211,694
  Class C shares ................          45,023               203,097,222           203,097,222
  Investor Class shares .........       6,417,136                       N/A             3,385,922
  Class Y shares ................             N/A                12,311,037            12,311,037
  Class R shares ................             N/A                   485,113               485,113



     It is impossible to predict how many shares of Pioneer High Yield Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer High Yield Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer High Yield Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer High Yield Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                    Safeco Intermediate-Term Bond Fund and
                               Pioneer Bond Fund

                                 PROPOSAL 1(c)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have a higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

   Comparison of Safeco Intermediate-Term Bond Fund to the Pioneer Bond Fund



------------------------------------------------------------------------------------------------------------------------
                                 Safeco Intermediate-Term Bond Fund                     Pioneer Bond Fund
------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Managed Bond Trust, a      A diversified open-end management
                           diversified open-end management investment    investment company registered under the
                           company organized as a Delaware statutory     Investment Company Act and organized as a
                           trust.                                        Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------
Net assets as of           $10 million                                   $259 million
June 30, 2004
------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment adviser (until August 2, 2004):    Investment adviser:
portfolio managers         SAM                                           Pioneer

                           Portfolio Managers (since 2004 and until      Portfolio Managers:
                           August 2, 2004):                              Day-to-day management of the Fund's
                           Greg Card                                     portfolio is the responsibility of a team of
                           Assistant Vice President, SAM                 fixed income portfolio managers led by
                           Joined SAM in 2001                            Kenneth J. Taubes.

                           Tim Hokari                                    Mr. Taubes joined Pioneer as a senior vice
                           Assistant Vice President, SAM                 president in September 1998 and has been an
                           Joined SAM in 2000                            investment professional since 1982.

                           Lesley Fox
                           Assistant Vice President, SAM
                           Joined SAM in 2000

                           Nancy McFadden
                           Fixed Income Analyst, SAM
                           Joined SAM in 2001

                           Currently Pioneer is acting as investment
                           adviser to Safeco Intermediate-Term Bond
                           Fund. The Portfolio Managers of the Pioneer
                           Bond Fund, as indicated in the next column,
                           are currently managing your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Intermediate-Term Bond Fund                         Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment objective     Safeco Intermediate-Term Bond Fund seeks a            Pioneer Bond Fund seeks current income by
                         high level of current income as is consistent         investing primarily in an investment-grade
                         with the preservation of capital.                     portfolio, consistent with capital preservation
                                                                               and prudent investment risk.
---------------------------------------------------------------------------------------------------------------------------------
                         Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
---------------------------------------------------------------------------------------------------------------------------------
Primary investments      Under normal circumstances, Safeco                    Under normal market conditions, Pioneer
                         Intermediate-Term Bond Fund invests at least          Bond Fund invests at least 80% of total
                         80% of net assets (plus any borrowings for            assets in:
                         investment purposes) in bonds, including but
                         not limited to corporate, government and              o Debt securities issued or guaranteed by the
                         mortgage bonds, most of which will be                   U.S. government or its agencies and
                         investment-grade quality, whether rated                 instrumentalities
                         or unrated.
                                                                               o Debt securities, including convertible debt,
                         The dollar weighted average maturity of Safeco          of corporate and other issuers rated at least
                         Intermediate-Term Bond Fund generally ranges            investment grade at the time of investment,
                         between three and ten years.                            and comparably rated commercial paper

                                                                               o Cash and cash equivalents, certificates of
                                                                                 deposit, repurchase agreements maturing in
                                                                                 one week or less and bankers' acceptances
---------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In managing the portfolio and selecting               Pioneer considers both broad economic and
                         securities, SAM historically considered:              issuer specific factors in selecting a portfolio
                                                                               designed to achieve the fund's investment
                         o The price of the security relative to its rating    objective. In assessing the appropriate
                           and market sector                                   maturity, rating and sector weighting of the
                         o Structural features, such as an issuer's right      fund's portfolio, Pioneer considers a variety of
                           to buy the bond back at a stated price or the       factors that are expected to influence
                           Fund's right to require the issuer to buy the       economic activity and interest rates. These
                           bond back at a stated price                         factors include fundamental economic
                         o The effect the security might have on               indicators, such as the rates of economic
                           existing diversification of Fund assets and         growth and inflation, Federal Reserve
                           allocation among various market sectors             monetary policy and the relative value of the
                         o The effect the security might have on the           U.S. dollar compared to other currencies.
                           yield and sensitivity to interest rate changes      Once Pioneer determines the preferable
                           of the Fund's overall portfolio                     portfolio characteristics, it selects individual
                                                                               securities based upon the terms of the
                         Safeco Intermediate-Term Bond Fund may                securities (such as yields compared to U.S.
                         engage in short-term trading to achieve               Treasuries or comparable issuers), liquidity
                         its objective.                                        and rating, sector and issuer diversification.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term Bond Fund                         Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Other investments         Safeco Intermediate-Term Bond Fund may              Pioneer Bond Fund may invest up to 20% of
                          invest up to 20% of its assets in high yield        its total assets in debt securities rated below
                          debt securities rated below investment grade        investment grade or, if unrated, of equivalent
                          ("junk" or "high-risk" bonds) and may invest in     quality as determined by Pioneer.
                          Yankee sector bonds and Eurodollar bonds.
                                                                              Up to 15% of its total assets in equity and
                          Safeco Intermediate-Term Bond Fund may also         debt securities of non-U.S. corporate issuers
                          invest in mortgage-backed or asset-backed           and in debt securities of non-U.S. government
                          securities.                                         issuers.

                          Safeco Intermediate-Term Bond Fund may              Pioneer Bond Fund will not invest more than
                          invest up to 20% of assets in foreign securities.   5% of its total assets in the securities of
                                                                              emerging markets issuers.

                                                                              Pioneer Bond Fund may invest a substantial
                                                                              portion of its assets in mortgage-related
                                                                              securities, which represent interests in pools
                                                                              of mortgage loans assembled for sale to
                                                                              investors by various U.S. governmental
                                                                              agencies, government-related organizations
                                                                              and private issuers. These investments may
                                                                              include mortgage-related derivative securities
                                                                              such as collateralized mortgage obligations.

                                                                              Pioneer Bond Fund may invest in securities of
                                                                              Canadian issuers to the same extent as
                                                                              securities of U.S. issuers.
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       Safeco Intermediate-Term Bond Fund may hold         Pioneer Bond Fund may invest all or part of
strategies                cash or invest in high-quality, short-term          its assets in securities with remaining
                          securities issued by an agency or                   maturities of less than one year, cash
                          instrumentality of the U.S. government, high-       equivalents or may hold cash.
                          quality commercial paper, certificates of
                          deposit, shares of no-load, open-end money
                          market funds, or repurchase agreements.
---------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
---------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Each Fund may not invest more than 25% of its assets in any one industry.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term Bond Fund                        Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid    If immediately after and as a result of such       Pioneer Bond Fund may not invest more than
securities                 action the value of the following securities, in   15% of its net assets in securities which are
                           the aggregate, would exceed 15% of Safeco          illiquid and other securities which are not
                           Intermediate-Term Bond Fund's net assets, the      readily marketable.
                           Fund will not (i) purchase securities for which
                           there is no readily available market, (ii)
                           purchase time deposits maturing in more than
                           seven days, (iii) purchase over-the-counter
                           (OTC) options or hold assets set aside to cover
                           OTC options written by the Fund, (iv) enter into
                           repurchase agreements maturing in more than
                           seven days, or (v) invest in interests in real
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
---------------------------------------------------------------------------------------------------------------------------------
Borrowing                  Safeco Intermediate-Term Bond Fund may             Pioneer Bond Fund may not borrow money,
                           borrow money (i) from banks or (ii) by             except the Fund may: (a) borrow from banks
                           engaging in reverse repurchase agreements.         or through reverse repurchase agreements in
                                                                              an amount up to 33 1/3% of the Fund's total
                                                                              assets (including the amount borrowed); (b)
                                                                              to the extent permitted by applicable law,
                                                                              borrow up to an additional 5% of the Fund's
                                                                              assets for temporary purposes; (c) obtain
                                                                              such short-term credits as are necessary for
                                                                              the clearance of portfolio transactions; (d)
                                                                              purchase securities on margin to the extent
                                                                              permitted by applicable law; and (e) engage in
                                                                              transactions in mortgage dollar rolls that are
                                                                              accounted for as financings.
---------------------------------------------------------------------------------------------------------------------------------
Lending                    Safeco Intermediate-Term Bond Fund may lend        Pioneer Bond Fund may lend portfolio
                           securities to qualified institutional investors    securities with a value that may not exceed
                           with a value of up to 33% of the Fund's total      33 1/3% of the value of its total assets.
                           assets.
---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments     Safeco Intermediate-Term Bond Fund may not         Pioneer Bond Fund may use futures and
                           purchase securities on margin. However, the        options on securities, indices and currencies,
                           Fund may (i) obtain short-term credits as          forward currency exchange contracts and
                           necessary to clear its purchases and sales of      other derivatives. The Fund does not use
                           securities, and (ii) make margin deposits in       derivatives as a primary investment technique
                           connection with its use of financial options and   and generally limits their use to hedging.
                           futures, forward and spot currency contracts,      However, the Fund may use derivatives for a
                           swap transactions and other financial contracts    variety of non-principal purposes, including:
                           or derivative instruments.
                                                                              o As a hedge against adverse changes in
                                                                                stock market prices, interest rates or
                                                                                currency exchange rates
                                                                              o As a substitute for purchasing or selling
                                                                                securities
                                                                              o To increase the Fund's return as a non-
                                                                                hedging strategy that may be considered
                                                                                speculative
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Intermediate-Term Bond Fund                       Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Other investment policies and    As described above, the Funds have substantially similar principal investment strategies and
restrictions                     policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
---------------------------------------------------------------------------------------------------------------------------------
                                                                Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
Sales charges                    Purchases under $1,000,000 of Class A shares    The Investor Class shares of Pioneer Bond
                                 of Safeco Intermediate-Term Bond Fund are       Fund you receive in the Reorganization will
                                 subject to a 3.50% front-end sales charge.      not be subject to any sales charge. Moreover,
                                                                                 if you own shares in your own name as of the
                                 Contingent deferred sales charge of up to 4%    closing of the Reorganization (i.e., not in the
                                 if you redeem Class B shares within five years  name of a broker or other intermediary) and
                                 of purchase.                                    maintain your account, you may purchase
                                                                                 Class A shares of Pioneer Bond Fund and
                                 Contingent deferred sales charge of 1% if you   Class A shares of any fund in the Pioneer
                                 redeem Class C shares within one year of        family of funds through such account in the
                                 purchase.                                       future without paying any sales charge.

                                 Purchases of Investor Class shares of the Fund  Except as described above, Class A shares of
                                 are not subject to a sales load.                Pioneer Bond Fund are subject to a front-end
                                                                                 sales charge of up to 4.50%.
                                 The Fund assesses a mandatory redemption
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Intermediate-Term Bond Fund                        Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Safeco Intermediate-Term Bond Fund pays an         Pioneer Bond Fund pays Pioneer a
                             advisory fee on a monthly basis at an annual       management fee equal to 0.50% of the Fund's
                             rate as follows:                                   average daily net assets.

                             $0-750,000,000:                     0.50 of 1%     During its most recent fiscal year, Pioneer
                             $750,000,001-$1,250,000,000         0.45 of 1%     Bond Fund paid an advisory fee at an average
                             Over $1,250,000,000:                0.40 of 1%     rate of 0.50% of average daily net assets.

                             SAM serves as administrator and fund               In addition, the Fund reimburses Pioneer for
                             accounting agent for Safeco Intermediate-          certain fund accounting and legal expenses
                             Term Bond Fund. The Fund pays SAM an               incurred on behalf of the Fund and pays a
                             administrative services fee of 0.05% of the        separate shareholder servicing/transfer agency
                             Fund's average daily net assets up to the first    fee to PIMSS, an affiliate of Pioneer.
                             $200,000,000 and 0.01% of its net assets
                             thereafter, and an accounting fee of 0.04% of      For the fiscal year ended June 30, 2004, the
                             the Fund's average daily net assets up to the      Fund's total annual operating expenses for
                             first $200,000,000 and 0.01% of its net assets     Class A shares were 1.14% of average daily
                             thereafter.                                        net asset. The Fund does not currently have
                                                                                an expense limitation for its Class A shares.
                             During its most recent fiscal year, Safeco
                             Intermediate-Term Bond Fund paid aggregate         Pioneer has agreed until the second
                             advisory and administration fees at an average     anniversary of the closing of the
                             rate of 0.59% of average daily net assets.         Reorganization to limit the expenses
                                                                                (excluding extraordinary expenses) of the
                             SAM had contractually agreed until April 30,       Investor Class to 0.74% of the average daily
                             2009, to pay certain fund operating expenses       net assets attributable to the Investor Class.
                             (but not all of the operating expenses of the
                             Fund) that exceeded the rate of 0.40% per          The Investor Class shares to be issued in the
                             annum of the Fund's average daily net assets.      Reorganization will convert to Class A shares
                             This arrangement included all Fund operating       after two years. Class A shares will have
                             expenses except management fees, Rule 12b-1        higher expenses per share than Investor Class
                             fees, brokerage commissions, interest, and         shares due to the Rule 12b-1 Plan. In
                             extraordinary expenses.                            addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                             In 2003, SAM began voluntarily reimbursing         shares, Pioneer is not required to limit the
                             the Fund to the extent that its total expenses     expenses attributable to Class A shares.
                             exceeded the rate of 0.99% per annum of the
                             Fund's average daily net assets for Class A
                             shares, 1.74% per annum for Class B and
                             Class C shares, and 0.74% per annum for
                             Investor Class shares.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.15%, and without
                             giving effect to the expense limitation, were
                             2.05%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 0.99%.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Intermediate-Term Bond Fund                        Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            B shares, after giving effect to the contractual
                            expense limitation were 1.90%, and without
                            giving effect to the expense limitation, were
                            2.78%. After giving effect to the voluntary
                            expense reimbursement, the operating
                            expenses for Class B shares were 1.74%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for Class
                            C shares, after giving effect to the contractual
                            expense limitation were 1.90%, and without
                            giving effect to the expense limitation, were
                            42.54%. After giving effect to the voluntary
                            expense reimbursement, the operating
                            expenses for Class C shares were 1.74%.
                            For the fiscal year ended December 31, 2003,
                            the Fund's annual operating expenses for
                            Investor Class shares, after giving effect to the
                            contractual expense limitation were 0.90%, and
                            without giving effect to the expense limitation,
                            were 1.53% per share. After giving effect to
                            the voluntary expense reimbursement, the
                            operating expenses for Investor Class shares
                            were 0.74%.
---------------------------------------------------------------------------------------------------------------------------------
Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
(12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
---------------------------------------------------------------------------------------------------------------------------------
Buying shares               You may buy shares of Safeco Intermediate-         You may buy shares from any investment firm
                            Term Bond Fund directly through Safeco             that has a sales agreement with PFD, Pioneer
                            Securities or through brokers, registered          Bond Fund's distributor. Existing shareholders
                            investment advisers, banks and other financial     of Safeco Intermediate-Term Bond Fund who
                            institutions that have entered into selling        own shares in their own name as of the
                            agreements with the Fund's principal               closing date of the Reorganization and who
                            underwriter, as described in the Fund's            maintain their accounts may buy shares of
                            prospectus.                                        any fund in the Pioneer family of funds
                                                                               through such accounts in the future without
                            Certain account transactions may be done           paying sales charges.
                            by telephone.
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Bond Fund by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              Safeco Intermediate-Term Bond Fund                       Pioneer Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Exchange privilege    There are no sales charges on shares you          You may exchange shares of Pioneer Bond
                      acquire through dividend reinvestment or other    Fund without incurring any fee on the
                      fund distributions or for Class A shares that     exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of          Funds. Your exchange would be for Class A
                      another fund.                                     shares, which would be subject to Rule 12b-1
                                                                        fees. An exchange generally is treated as a
                      Certain account transactions may be done          sale and a new purchase of shares for federal
                      by telephone.                                     income tax purposes.
                                                                        If the account is established in the
                                                                        shareholder's own name, shareholders may
                                                                        also exchange shares of Pioneer Bond Fund
                                                                        for shares of other Pioneer Funds by
                                                                        telephone or online.
---------------------------------------------------------------------------------------------------------------------------------
Selling shares        Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco     Normally, your investment firm will send your
                      Intermediate-Term Bond Fund directly in writing   request to sell shares to PIMSS. You can also
                      or by contacting a financial intermediary as      sell your shares by contacting the Fund
                      described in the Fund's prospectus.               directly if your account is registered in
                                                                        your name.

                                                                        If the account is established in the
                                                                        shareholder's own name, shareholders may
                                                                        also redeem shares of Pioneer Bond Fund by
                                                                        telephone or online.
---------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds


     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The market value of fixed income securities tends to be more volatile the longer the maturity of such security. Since Pioneer Bond Fund may invest in securities of longer maturity than your Safeco Fund, an investment in Pioneer Bond Fund may have correspondingly greater risk. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline.

   o The issuer of a security owned by a Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded.

   o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

   o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

   o The investment adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect.

   o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down.

   o To the extent that the Fund invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile, and it may be more difficult to achieve preservation of principal.

     Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLB), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. To the extent the Funds invest significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

             Safeco Intermediate-Term Bond Fund -- Investor Class



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'95             17.35
'96              0.02
'97              8.23
'98              8.43
'99             -3.82
'00             11.57
'01              6.95
'02              7.44
'03              3.56

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return since the Fund's inception on February 28, 1994 was 5.74% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.27% for the quarter ended March 31, 1996.

                      Pioneer Bond Fund -- Class A shares



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -4.20
'95             18.16
'96              1.96
'97              9.16
'98              7.69
'99             -3.20
'00              8.45
'01              7.54
'02              8.77
'03              8.85

* During the period shown in the bar chart, Pioneer Bond Fund's highest quarterly return was 6.11% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.03% for the quarter ended March 31, 1994.

                      Safeco Intermediate-Term Bond Fund
             Average Annual Total Returns as of December 31, 2003

------------------------------------------------------------------------------------------------------------
                                                                                               Since
                                                                     1 Year      5 Years     Inception(1)
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Class A shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  -0.31%       3.96%        4.95%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                               -1.67%       2.01%        2.81%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(2)       -0.21%       2.14%        2.87%
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Class B shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  -1.33%       3.77%        4.80%
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Class C shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                   1.47%       3.90%        4.69%
------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund, Investor Class shares
------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                   3.56%       5.01%        5.58%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(2)                                2.05%       2.94%        3.34%
------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(2)                                               2.30%       2.97%        3.35%
------------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(3)
  (reflects no deduction for fees, expenses or taxes)                  4.10%       6.62%        7.11%
------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on February 28, 1994.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(3) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index, is for reference only and does not mirror the Fund's investments.

                      Pioneer Bond Fund -- Class A shares
             Average Annual Total Returns as of December 31, 2003



---------------------------------------------------------------------------------------------------------
                                                                    1 Year       5 Years      10 Years
---------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund, Class A shares
---------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  6.76%        43.54%       3.50%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               5.71%         3.54%       3.53%
---------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       2.51%         2.71%       3.11%
---------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                 4.10%         6.62%       6.95%
---------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset Backed Securities Index, is for reference only and does not mirror the Fund's investments.


     Pioneer Bond Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Bond Fund, the expenses of Pioneer Bond Fund for the period ended June 30, 2004. Future expenses for all share classes may be greater or less.

                                                                                                            Safeco
                                                                                                         Intermediate-    Pro Forma
                                                         Safeco           Safeco            Safeco         Term Bond       Pioneer
                                                      Intermediate-    Intermediate-     Intermediate-        Fund        Bond Fund
                                                     Term Bond Fund   Term Bond Fund    Term Bond Fund      Investor      Investor
Shareholder transaction fees                             Class A          Class B           Class C          Class         Class(9)
(paid directly from your investment)                 --------------- ----------------  ---------------- --------------- ------------
Maximum sales charge (load) when you buy shares
 as a percentage of offering price ...................   3.50%(6)        None               None            None           None(1)
Maximum deferred sales charge (load) as a percentage
 of purchase price or the amount you receive when you
 sell shares, whichever is less ......................   None            4.00%(7)           1.00%(8)        None           None
Redemption fees for shares held less than 30 days ....   2.00%           None               None            2.00%           N/A
Wire redemption fee ..................................  $ 204           $ 204              $ 204           $ 204           $ 10
Annual low balance fee ...............................  $ 125           $ 125              $ 125           $ 125            N/A
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee .......................................   0.50%           0.50%              0.50%           0.50%          0.50%
Distribution and service (12b-1) fee .................   0.25%           1.00%              1.00%           None           None
Other expenses .......................................   1.30%           1.28%             41.04%           1.03%          0.45%
Total fund operating expenses ........................   2.05%           2.78%             42.54%           1.53%          0.95%
Expense reimbursement/reduction ......................   0.90%(2)        0.88%(2)          40.64%(2)        0.63%(2)       0.214%(3)
Net fund operating expenses ..........................   1.15%           1.90%              1.90%           0.90%          0.74%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Bond Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the 59Reorganization may purchase Class A shares of Pioneer Bond Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Intermediate-Term Bond Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.99% per annum of the Fund's average daily net assets for Class A shares, 1.74% per annum for Class B and Class C shares, and 0.74% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Bond Fund to 0.74% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect five years Safeco Intermediate-Term Bond Fund and two years for Pioneer Bond Fund and (f) and the Investor Class shares of Pioneer Bond Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
                   Safeco Intermediate-Term Bond Fund

  Class A shares
  Year 1 ..............               $  463
  Year 3 ..............               $  703
  Year 5 ..............               $  961
  Year 10 .............               $2,247
  Class B shares          With Redemption      Without Redemption
  Year 1 ..............       $  593               $  193
  Year 3 ..............       $  797               $  597
  Year 5 ..............       $1,126               $1,026
  Year 10 .............       $2,389               $2,389
  Class C shares          With Redemption      Without Redemption
  Year 1 ..............       $  293               $  193
  Year 3 ..............       $  597               $  597
  Year 5 ..............       $1,026               $1,026
  Year 10 .............       $2,709               $2,709
  Investor Class shares
  Year 1 ..............               $   92
  Year 3 ..............               $  287
  Year 5 ..............               $  498
  Year 10 .............               $1,518

                       Pro Forma Pioneer Bond Fund

  Investor Class shares
  Year 1 ..............               $   76
  Year 3 ..............               $  281
  Year 5 ..............               $  548
  Year 10 .............               $1,312


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Intermediate-Term Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Bond Fund, which has outperformed your Safeco Fund over the most recent one, five and ten year periods. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Bond Fund had an average annual return of 2.98%, 6.70% and 6.72%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 3.66% and 0.02% (one year), 4.86% and 5.86% (five years) and 5.24% and 5.88% (ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Bond Fund's lower gross expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Bond Fund to 0.74 % of average daily net assets. The gross expense ratio of Pioneer Bond Fund's Class A shares is lower than the gross expense ratio of each class of shares of your Safeco Fund. In addition, the net expense ratio of the Investor Class of Pioneer Bond Fund is lower than the net expenses of the Class A, Class B and Class C shares of your Safeco Fund and the same as the net expenses of the Investor Class. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.


     Fifth, the substantially larger size of Pioneer Bond Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Trustees also considered the differences in the investment policies of the two Funds, particularly Pioneer Bond Fund's ability to invest in securities with longer maturities than your Safeco Fund. While this may result in Pioneer Bond Fund having greater volatility of net asset value than your Safeco Fund, the Trustees believe that the factors in favor of the Reorganization mitigate this risk.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Bond Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Bond Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.



                                           Safeco                                      Pro Forma
                                      Intermediate-Term           Pioneer               Pioneer
                                          Bond Fund              Bond Fund             Bond Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)           $9,598                 $265,836               $275,434
  Class A shares ................          $1,608                 $163,765               $163,765
  Class B shares ................          $  604                 $ 56,548               $ 56,548
  Class C shares ................          $   99                 $ 28,246               $ 28,245
  Investor Class shares .........          $7,286                      N/A               $  9,598
  Class Y shares ................             N/A                 $ 16,894               $ 16,894
  Class R shares ................             N/A                 $    383               $    383

 Net Asset Value Per Share
  Class A shares ................          $ 8.51                 $   9.36               $   9.36
  Class B shares ................          $ 8.51                 $   9.32               $   9.32
  Class C shares ................          $ 8.51                 $   9.30               $   9.30
  Investor Class shares .........          $ 8.52                      N/A               $   9.36
  Class Y shares ................             N/A                 $   9.30               $   9.30
  Class R shares ................             N/A                 $   9.30               $   9.37

 Shares Outstanding
  Class A shares ................         188,948               17,479,859             17,479,859
  Class B shares ................          70,949                6,061,254              6,061,254
  Class C shares ................          11,688                3,036,946              3,036,946
  Investor Class shares .........         854,733                      N/A              1,025,427
  Class Y shares ................             N/A               16,894,081             16,894,081
  Class R shares ................             N/A                  383,073                383,073



     It is impossible to predict how many shares of Pioneer Bond Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Bond Fund's shares that will actually be received and distributed.


Board's Evaluation and Recommendation


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Bond Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Bond Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               Safeco Intermediate-Term Municipal Bond Fund and
                         Pioneer Tax Free Income Fund

                                 PROPOSAL 1(d)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco Intermediate-Term Municipal Bond Fund to the Pioneer Tax
                               Free Income Fund

------------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Intermediate-Term
                                            Municipal Bond Fund                          Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Tax-Exempt Bond Trust, a          A diversified open-end management
                           diversified open-end management investment           investment company registered under the
                           company organized as a Delaware statutory            Investment Company Act and organized as a
                           trust.                                               Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $16.4 million                                        $332 million
June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment adviser (until August 2, 2004):           Investment adviser:
portfolio managers         SAM                                                  Pioneer

                           Portfolio Managers (until August 2, 2004):           Portfolio Managers:
                           Mary Metastasio (since 1996)                         Day-to-day management of the Fund's
                           Vice President, SAM                                  portfolio is the responsibility of a team of
                                                                                fixed income portfolio managers led by
                           Stephen C. Bauer (since 2003)                        Kenneth J. Taubes.
                           President and Director, SAM
                           Associated with SAM since 1971                       Mr. Taubes joined Pioneer as a senior vice
                                                                                president in September 1998 and has been
                           Currently Pioneer is acting as investment            an investment professional since 1982.
                           adviser to Safeco Intermediate-Term Municipal
                           Bond Fund. The Portfolio Managers of the
                           Pioneer Tax Free Income Fund, as indicated in
                           the next column, currently manages your
                           Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective       Safeco Intermediate-Term Municipal Bond Fund         Pioneer Tax Free Income Fund seeks as high a
                           seeks to provide a high level of current interest    level of current income exempt from federal
                           income exempt from federal income tax as is          income taxes as possible consistent with the
                           consistent with prudent investment risk.             preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Intermediate-Term
                                       Municipal Bond Fund                           Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments   Under normal circumstances, Safeco                 Normally, Pioneer Tax Free Income Fund
                       Intermediate-Term Municipal Bond Fund invests      invests at least 80% of its total assets in
                       at least 80% of its net assets (plus any           investment grade securities that provide
                       borrowings for investment purposes) in             income that is exempt from regular federal
                       investment grade municipal bonds with              income tax and may not be subject to the
                       maturities of more than one year and the           alternative minimum tax. These investments
                       interest on which is exempt from federal           include bonds, notes and other debt
                       income tax.                                        instruments issued by or on behalf of states,
                                                                          counties, municipalities, territories and
                       Safeco Intermediate-Term Municipal Bond Fund       possessions of the United States and the
                       will not invest in securities the income interest  District of Columbia and their authorities,
                       on which is a tax preference item for purposes     political subdivisions, agencies or
                       of the federal alternative minimum tax.            instrumentalities.

                       Safeco Intermediate-Term Municipal Bond Fund       Pioneer Tax Free Income Fund may invest in
                       will maintain an average dollar-weighted           securities the income interest on which is a
                       maturity of between three and ten years.           tax preference item for purposes of the federal
                                                                          alternative minimum tax.

                                                                          Pioneer Tax Free Income Fund may invest in
                                                                          securities of any maturity.

                                                                          Pioneer Tax Free Income Fund may invest
                                                                          25% or more of its assets in issuers in any
                                                                          one or more states or securities the payments
                                                                          on which are derived from gas, electric,
                                                                          telephone, sewer and water segments of the
                                                                          municipal bond market. The Fund may also
                                                                          invest up to 20% of its assets in industrial
                                                                          development bonds.

                                                                          Pioneer Tax Free Income Fund's investments
                                                                          may have fixed or variable principal payments
                                                                          and all types of interest rate payment and
                                                                          reset terms, including fixed and floating rates,
                                                                          inverse floating rate, zero coupon, contingent,
                                                                          deferred and payment in kind and auction
                                                                          rate features.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Intermediate-Term
                                         Municipal Bond Fund                           Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies    In managing the portfolio and selecting            Pioneer considers both broad economic
                         securities, SAM historically considered, among     factors and issuer-specific factors in selecting
                         other things:                                      a portfolio designed to achieve Pioneer Tax
                                                                            Free Income Fund's investment objective. In
                         o Yield                                            assessing the appropriate maturity and rating
                         o Maturity                                         weighting of the Fund's portfolio, Pioneer
                         o Structural features such as an issuer's right    considers a variety of factors that are
                           to buy the bond back at a stated price or        expected to influence economic activity
                           the Fund's right to buy the bond back at a       and interest rates. These factors include
                           stated price                                     fundamental economic indicators such as
                         o Credit quality (including the underlying         the rates of economic growth and inflation,
                           rating of insured bonds)                         Federal Reserve monetary policy and the
                         o The purpose the issuer is financing;             relative value of the U.S. dollar compared to
                         o The original offering price                      other currencies. Once Pioneer determines
                         o Any state or local tax exemption                 the preferable portfolio characteristics, Pioneer
                         o The amount of discount off or premium on         selects individual securities based upon the
                           the stated principal amount of the bond          terms of the securities (such as yields
                           represented by the price offered                 compared to U.S. Treasuries or comparable
                                                                            issues), liquidity and rating and issuer
                         After evaluating a bond, SAM compared the          diversification.
                         bond to other available bonds, which may have
                         had different features, and would buy the bond
                         if it appeared to offer the best relative value.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Intermediate-Term
                                      Municipal Bond Fund                           Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments      Safeco Intermediate-Term Municipal Bond Fund      Pioneer Tax Free Income Fund may invest up
                       may invest up to 20% of its assets in unrated     to 20% of its assets in industrial development
                       municipal bonds, as long as the adviser           bonds.
                       determines they are of comparable quality to
                       investment-grade securities. Unrated securities   Pioneer Tax Free Income Fund may invest up
                       are not necessarily lower in quality than rated   to 20% of its net assets in securities of other
                       securities but may not be as attractive to as     investment companies, investment grade
                       many investors as rated securities.               commercial paper, U.S. government securities,
                                                                         U.S. or foreign bank instruments and
                       Safeco Intermediate-Term Municipal Bond Fund      repurchase agreements.
                       will invest no more than 33% of its total assets
                       in municipal bonds rated in the fourth highest    Pioneer Tax Free Income Fund may invest up
                       grade (or in comparable unrated bonds subject     to 10% of its net assets in debt securities
                       to the 20% limit). Such bonds are of medium       rated below investment grade or, if unrated, of
                       grade, have speculative characteristics, and are  equivalent quality as determined by Pioneer.
                       more likely to have a weakened capacity to make   Debt securities rated below investment grade
                       principal and interest payments under changing    are commonly referred to as "junk bonds" and
                       economic conditions or upon deterioration in the  are considered speculative. Below investment
                       financial condition of the issuer.                grade debt securities involve greater risk of
                                                                         loss, are subject to greater price volatility and
                       Safeco Intermediate-Term Municipal Bond Fund      are less liquid, especially during periods of
                       will not hold more than 5% of its net assets      economic uncertainty or change, than higher
                       in below investment-grade securities or, if       quality debt securities.
                       unrated, in securities that cease to be
                       comparable to a rated investment-grade            Pioneer Tax Free Income Fund may invest up
                       security (such below investment-grade             to 10% of its net assets in inverse floating
                       securities are commonly referred to as "high      rate obligations (a type of derivative
                       yield" or "junk" bonds).                          instrument). Inverse floating rate obligations
                                                                         represent interests in tax-exempt bonds.
                       Safeco Intermediate-Term Municipal Bond           The interest rate on inverse floating rate
                       Fund may invest up to 20% of assets in            obligations will generally decrease as short-
                       foreign securities.                               term interest rates increase, and increase as
                                                                         short-term rates decrease. Inverse floating
                                                                         rate obligations may be volatile and involve
                                                                         leverage risk.

                                                                         Pioneer Tax Free Income Fund's investments
                                                                         may have fixed or variable principal payments
                                                                         and all types of interest rate payment and
                                                                         reset terms, including fixed and floating rates,
                                                                         inverse floating rate, zero coupon, contingent,
                                                                         deferred and payment in kind and auction
                                                                         rate features.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    Safeco Intermediate-Term Municipal Bond Fund      Pioneer Tax Free Income Fund may invest
strategies             may hold cash or invest in high-quality, short-   all or part of its assets in securities with
                       term securities issued by an agency or            remaining maturities of less than one year,
                       instrumentality of the U.S. government, high-     cash equivalents or may hold cash.
                       quality commercial paper, certificates of
                       deposit, shares of no-load, open-end money
                       market funds, or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Intermediate-Term
                                          Municipal Bond Fund                          Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Safeco Intermediate-Term Municipal Bond Fund        Pioneer Tax Free Income Fund may invest
                          may not invest more than 25% of its assets in       25% or more of its assets in issuers in any
                          any one industry.                                   one or more states or securities the payments
                                                                              on which are derived from gas, electric,
                                                                              telephone, sewer and water segments of the
                                                                              municipal bond market.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and            If immediately after and as a result of such        Pioneer Tax Free Income Fund will not invest
illiquid securities       action the value of the following securities, in    more than 10% of its net assets in illiquid
                          the aggregate, would exceed 15% of Safeco           and other securities that are not readily
                          Intermediate-Term Municipal Bond Fund's net         marketable. Repurchase agreements maturing
                          assets, the Fund will not (i) purchase securities   in more than seven days will be included for
                          for which there is no readily available market,     purposes of the foregoing limit. Securities
                          (ii) purchase time deposits maturing in more        subject to restrictions on resale under the
                          than seven days, (iii) purchase over-the-           1933 Act are considered illiquid unless they
                          counter (OTC) options or hold assets set aside      are eligible for resale pursuant to Rule 144A
                          to cover OTC options written by the Fund, (iv)      or another exemption from the registration
                          enter into repurchase agreements maturing in        requirements of the 1933 Act and are
                          more than seven days, or (v) invest in interests    determined to be liquid by Pioneer.
                          in real estate investment trusts which are not
                          readily marketable or interests in real estate
                          limited partnerships which are not listed or
                          traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                 Safeco Intermediate-Term Municipal Bond Fund        Pioneer Tax Free Income Fund may not
                          may borrow money (i) from banks or (ii) by          borrow money, except from a bank for
                          engaging in reverse repurchase agreements.          temporary or emergency purposes and not
                                                                              for investment purposes, and then only in an
                                                                              amount not exceeding 5% of the value of the
                                                                              Fund's total assets at the time of borrowing.
------------------------------------------------------------------------------------------------------------------------------------
Lending                   Safeco Intermediate-Term Municipal Bond Fund        Pioneer Tax Free Income Fund may not
                          may lend securities to qualified institutional      make loans, except through the purchase of
                          investors with a value of up to 33% of the          securities, including repurchase agreements,
                          Fund's total assets.                                in accordance with its investment objective,
                                                                              policies and limitations.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Safeco Intermediate-Term
                                                 Municipal Bond Fund                      Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments           Safeco Intermediate-Term Municipal Bond Fund      Pioneer Tax Free Income Fund may use
                                 may not purchase securities on margin.            futures and options on securities, indices and
                                 However, the Fund may (i) obtain short-term       currencies, forward currency exchange
                                 credits as necessary to clear its purchases and   contracts and other derivatives. The Fund
                                 sales of securities, and (ii) make margin         does not use derivatives as a primary
                                 deposits in connection with its use of financial  investment technique and generally limits their
                                 options and futures, forward and spot currency    use to hedging. However, the Fund may use
                                 contracts, swap transactions and other            derivatives for a variety of non-principal
                                 financial contracts or derivative instruments.    purposes, including:

                                                                                   o As a hedge against adverse changes in
                                                                                     stock market prices, interest rates or
                                                                                     currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-
                                                                                     hedging strategy that may be considered
                                                                                     speculative

------------------------------------------------------------------------------------------------------------------------------------
Other investment policies and    As described above, the Funds have substantially similar principal investment strategies and
restrictions                     policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Sales charges                    Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer Tax Free
                                 of the Fund are subject to a 3.50% front-end      Income Fund you receive in the Reorganization
                                 sales charge.                                     will not be subject to any sales charge.
                                                                                   Moreover, if you own shares in your own
                                 Contingent deferred sales charge of up to 4%      name as of the closing of the Reorganization
                                 if you redeem Class B shares within five years    (i.e., not in the name of a broker or other
                                 of purchase.                                      intermediary) and maintain your account, you
                                                                                   may purchase Class A shares of Pioneer Tax
                                 Contingent deferred sales charge of 1% if you     Free Income Fund and Class A shares of any
                                 redeem Class C shares within one year of          fund in the Pioneer family of funds through
                                 purchase.                                         such account in the future without paying any
                                                                                   sales charge.
                                 Purchases of Investor Class shares of the Fund
                                 are not subject to a sales load.                  Except as described above, Class A shares of
                                                                                   Pioneer Tax Free Income Fund are subject to a
                                 The Fund assesses a mandatory redemption          front-end sales charge of up to 4.50%.
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                             Municipal Bond Fund                          Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    Safeco Intermediate-Term Municipal Bond Fund       Pioneer Tax Free Income Fund pays Pioneer
                             pays an advisory fee on a monthly basis at an      a management fee equal to:
                             annual rate as follows:
                                                                                0.50% of average daily net assets up to
                             $0-$250,000,000:                     0.50 of 1%      $250 million;
                             $250,000,001-$750,000,000:           0.45 of 1%    0.48% of the next $50 million; and
                             Over $750,000,000:                   0.40 of 1%    0.45% on assets over $300 million.

                             SAM serves as administrator and fund               During its most recent fiscal year, Pioneer
                             accounting agent for the Fund. The Fund pays       Tax Free Income Fund paid an advisory fee
                             SAM an administrative services fee of 0.05%        at an average rate of 0.49% of average daily
                             of the Fund's average daily net assets up to the   net assets.
                             first $200,000,000 and 0.01% of its net assets
                             thereafter, and an accounting fee of 0.04% of      In addition, the Fund reimburses Pioneer for
                             the Fund's average daily net assets up to the      certain fund accounting and legal expenses
                             first $200,000,000 and 0.01% of its net            incurred on behalf of the Fund and pays a
                             assets thereafter.                                 separate shareholder servicing/transfer agency
                                                                                fee to PIMSS, an affiliate of Pioneer.
                             During its most recent fiscal year, Safeco
                             Intermediate-Term Municipal Bond Fund paid         For the fiscal year ended December 31, 2003,
                             aggregate advisory and administration fees at      the Fund's total annual operating expenses for
                             an average rate of 0.59% of average daily          Class A shares were 0.93% of average daily
                             net assets.                                        net assets. The Fund currently does not have
                                                                                an expense limitation for its Class A shares.
                             SAM had contractually agreed until April 30,
                             2009, to pay certain Fund operating expenses       Pioneer has agreed until the second
                             (but not all of the operating expenses of the      anniversary of the closing of the
                             Fund) that exceeded the rate of 0.40% per          Reorganization to limit the expenses
                             annum of the Fund's average daily net assets.      (excluding extraordinary expenses) of the
                             This arrangement included all Fund operating       Investor Class to 0.70% of the average daily
                             expenses except management fees, Rule 12b-1        net assets attributable to the Investor Class.
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.                            The Investor Class shares to be issued in the
                                                                                Reorganization will convert to Class A shares
                             In 2003, SAM began voluntarily reimbursing         after two years. Class A shares will have
                             the Fund to the extent that its total expenses     higher expenses per share than Investor
                             exceeded the rate of 0.85% per annum of the        Class shares due to the Rule 12b-1 Plan. In
                             Fund's average daily net assets for Class A        addition, although Pioneer has agreed to limit
                             shares, 1.60% per annum for Class B and            the expenses attributable to Investor Class
                             Class C shares, and 0.70% per annum for            shares, Pioneer is not required to limit the
                             Investor Class shares.                             expenses attributable to Class A shares.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.15%, and without
                             giving effect to the expense limitation, were
                             7.70%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 0.85%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                             Municipal Bond Fund                          Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees    For the fiscal year ended December 31, 2003,
(continued)                  the Fund's annual operating expenses for Class
                             B shares, after giving effect to the contractual
                             expense limitation were 1.90%, and without
                             giving effect to the expense limitation, were
                             16.43%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class B shares were 1.60%.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             C shares, after giving effect to the contractual
                             expense limitation were 1.90%, and without
                             giving effect to the expense limitation, were
                             20.82%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class C shares were 1.60%.
                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to the
                             contractual expense limitation were 0.90%, and
                             without giving effect to the expense limitation,
                             were 1.04%. After giving effect to the voluntary
                             expense reimbursement, the operating expenses
                             for Investor Class shares were 0.70%.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service     Each class of shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
(12b-1) fee                  shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of Safeco Intermediate-         You may buy shares from any investment firm
                             Term Municipal Bond Fund directly through          that has a sales agreement with PFD, Pioneer
                             Safeco Securities, the Fund's principal            Tax Free Income Fund's distributor. Existing
                             underwriter or through brokers, registered         shareholders of Safeco Intermediate-Term
                             investment advisers, banks and other financial     Municipal Bond Fund who own shares in
                             institutions that have entered into selling        their own name as of the closing date of
                             agreements with the Fund's principal               the Reorganization and who maintain their
                             underwriter, as described in the Fund's            accounts may buy shares of any fund in
                             prospectus.                                        the Pioneer family of funds through such
                                                                                accounts in the future without paying
                             Certain account transactions may be done           sales charges.
                             by telephone.
                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer Tax
                                                                                Free Income Fund by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term
                                      Municipal Bond Fund                            Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------------
Exchange privilege    There are no sales charges on shares you           You may exchange shares of Pioneer Tax Free
                      acquire through dividend reinvestment or other     Income Fund without incurring any fee on the
                      Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which would be subject to Rule 12b-1
                                                                         fees. An exchange generally is treated as a
                      Certain account transactions may be done           sale and a new purchase of shares for federal
                      by telephone.                                      income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Tax Free
                                                                         Income Fund for shares of other Pioneer
                                                                         Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares        Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Intermediate-Term Municipal Bond Fund              your request to sell shares to PIMSS. You
                      directly in writing or by contacting a financial   can also sell your shares by contacting the
                      intermediary as described in the Fund's            Fund directly if your account is registered in
                      prospectus.                                        your name.

                                                                         If the account is established in the shareholder's
                                                                         own name, shareholders may also redeem
                                                                         shares of Pioneer Tax Free Income Fund by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds


     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The market value of a fixed income security tends to be more volatile the longer the maturity of such security. Since Pioneer Tax Free Income Fund can invest in securities of longer maturity than your Safeco Fund, an investment in Pioneer Tax Free Income Fund may have correspondingly greater risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:


   o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

   o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

   o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

   o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

   o To the extent the Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry

   o The Fund's investment adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     Although distributions of interest income from the Funds' tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state and local taxes on Fund distributions.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

        Safeco Intermediate-Term Municipal Bond Fund -- Investor Class



                         Calendar year total returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -5.62
'95             15.22
'96              3.75
'97              7.50
'98              5.33
'99             -0.84
'00              7.44
'01              4.53
'02              8.89
'03              4.78

  * During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 6.25% for the quarter ended March 31, 1995, and the lowest quarterly return was -4.47% for the quarter ended March 31, 1994.

                Pioneer Tax Free Income Fund -- Class A shares



                         Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED DOCUMENT.]

'94             -6.38
'95             16.83
'96              3.57
'97              8.94
'98              6.20
'99             -4.29
'00             11.63
'01              4.13
'02              7.07
'03              5.80

  * During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -5.87% for the quarter ended March 31, 1994.

                 Safeco Intermediate-Term Municipal Bond Fund
             Average Annual Total Returns as of December 31, 2003



---------------------------------------------------------------------------------------------------
                                                                 1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Class A shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                               0.94%       4.12%       4.57%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                            0.85%       4.01%       4.51%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                           1.95%       4.05%       4.49%
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Class B shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                              -0.11%       4.56%       4.87%
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Class C shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                               2.89%       4.73%       4.87%
---------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund, Investor Class shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                               4.78%       4.91%       4.96%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                            4.69%       4.79%       4.90%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares1                                             4.56%       4.75%       4.84%
---------------------------------------------------------------------------------------------------
 Lehman Brothers 7-Year Municipal Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)              5.45%       5.92%       5.86%
---------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

(2) The Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index of bonds rated BAA3 or above, issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in six or more years, is for reference only and does not mirror the Fund's investments.

                Pioneer Tax Free Income Fund -- Class A shares
             Average Annual Total Returns as of December 31, 2003

---------------------------------------------------------------------------------------------------
                                                            1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund, Class A shares
---------------------------------------------------------------------------------------------------
 Return Before Taxes                                          1.01%       3.77%       4.66%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                       1.02%       3.66%       4.43%
---------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                      2.30%       3.83%       4.55%
---------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)         5.31%       5.83%       6.03%
---------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged measure of approximately 15,000 municipal bonds with a minimum credit rating of BBB, and that were a part of at least a $50 million issuance made within the past fives years and have a maturity of at least two years, is for reference only and does not mirror the Fund's investments.

     Pioneer Tax Free Income Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class shares.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Tax Free Income Fund, the expenses of Pioneer Tax Free Income Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                              Safeco         Safeco        Safeco         Safeco       Pro Forma
                                                          Intermediate-  Intermediate- Intermediate-   Intermediate-  Pioneer Tax
                                                            Term Muni      Term Muni     Term Muni       Term Muni    Free Income
                                                            Bond Fund      Bond Fund     Bond Fund       Bond Fund   Fund Investor
Shareholder transaction fees                                 Class A        Class B       Class C     Investor Class    Class(9)
(paid directly from your investment)                      -------------- ------------- -------------- -------------- -------------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price ............................     3.50%(6)      None           None           None         None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ...............................     None          4.00%(7)       1.00%(8)       None         None
Redemption fees for shares held less than 30 days ........     2.00%         None           None           2.00%         N/A
Wire redemption fee ......................................    $ 204         $ 204          $ 204          $ 204         $ 10
Annual low balance fee ...................................    $ 125         $ 125          $ 125          $ 125          N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................     0.50%         0.50%          0.50%          0.50%        0.49%
Distribution and service (12b-1) fee .....................     0.25%         1.00%          1.00%          None         None
Other expenses ...........................................     6.95%        14.93%         19.32%          0.54%        0.20%
Total fund operating expenses ............................     7.70%        16.43%         20.82%          1.04%        0.69%
Expense reimbursement/reduction ..........................      6.55%(2)    14.53%(2)      18.92%(2)       0.14%(2)     None(3)
Net fund operating expenses ..............................     1.15%         1.90%          1.90%          0.90%        0.69%




----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Tax Free Income Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Tax Free Income Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Intermediate-Term Municipal Bond Fund for certain operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.85% per annum of the Fund's average daily net assets for Class A shares, 1.60% per annum for Class B and Class C shares, and 0.70% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Tax Free Income Fund to 0.70% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Intermediate-Term Municipal Bond Fund and two years for Pioneer Tax Free Income Fund and (f) and the Investor Class shares of Pioneer Tax Free Income Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Example
              Safeco Intermediate-Term Municipal Bond Fund
  Class A shares
  Year 1 ..............                  $  463
  Year 3 ..............                  $  703
  Year 5 ..............                  $  961
  Year 10 .............                  $1,804

  Class B shares          With redemption      Without redemption
  Year 1 ..............       $  593               $  193
  Year 3 ..............       $  797               $  597
  Year 5 ..............       $1,126               $1,026
  Year 10 .............       $1,971               $1,971

  Class C shares          With redemption      Without redemption
  Year 1 ..............       $  293               $  193
  Year 3 ..............       $  597               $  597
  Year 5 ..............       $1,026               $1,026
  Year 10 .............       $2,477               $2,477

  Investor Class shares
  Year 1 ..............                  $   92
  Year 3 ..............                  $  287
  Year 5 ..............                  $  498
  Year 10 .............                  $1,200
                 Pro Forma Pioneer Tax Free Income Fund
  Investor Class shares
  Year 1 ..............                  $   71
  Year 3 ..............                  $  246
  Year 5 ..............                  $  460
  Year 10 .............                  $1,079


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Intermediate-Term Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the historical investment performance of Pioneer Tax Free Income Safeco Fund and your Safeco Fund are comparable. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Tax Free Income Fund had an average annual return of 1.55%, 4.84% and 5.53%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of -3.82% and -0.27% (one year), 4.13% and 4.94% (five years) and 4.84% and 5.25%
(ten years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer Tax Free Income Fund's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Tax Free Income Fund to 0.70% of average daily net assets. The estimated expenses of the Investor Class shares of Pioneer Tax Free Income Fund are below both the gross expenses and expenses net of expense reimbursement of each class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, the substantially larger size of Pioneer Tax Free Income Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Trustees also considered the differences in the investment policies of the two Funds, particularly Pioneer Tax Free Income Fund's ability to invest in securities with longer maturities than your Safeco Fund. While this may result in Pioneer Tax Free Income Fund having greater volatility of net asset value than your Safeco Fund, the Trustees believe that the factors in favor of the Reorganization mitigate this risk.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Tax Free Income Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Tax Free Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Tax Free Income Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma capitalization of the combined Fund as of September 30, 2004.



                                           Safeco
                                      Intermediate-Term                                Pro Forma
                                          Municipal          Pioneer Tax Free       Pioneer Tax Free
                                          Bond Fund             Income Fund           Income Fund
                                     September 30, 2004     September 30, 2004     September 30, 2004
                                    --------------------   --------------------   -------------------
 Total Net Assets (in thousands)            $11,586               $338,100               $349,686
  Class A shares ................           $   333               $305,872               $305,872
  Class B shares ................           $   155               $ 17,626               $ 17,626
  Class C shares ................           $   109               $ 12,109               $ 12,109
  Investor Class shares .........           $10,988                    N/A               $ 11,586
  Class Y shares ................               N/A               $  2,494               $  2,494

 Net Asset Value Per Share
  Class A shares ................           $ 11.04               $  11.56               $  11.56
  Class B shares ................           $ 11.03               $  11.45               $  11.45
  Class C shares ................           $ 11.03               $  11.38               $  11.56
  Investor Class shares .........           $ 11.04                    N/A               $  11.56
  Class Y shares ................               N/A               $  11.50               $  11.50

 Shares Outstanding
  Class A shares ................            30,165             26,462,402             26,462,402
  Class B shares ................            14,074              1,538,772              1,538,772
  Class C shares ................             9,874              1,063,730              1,063,730
  Investor Class shares .........           995,214                    N/A              1,002,249
  Class Y shares ................               N/A                216,854                216,854



     It is impossible to predict how many shares of Pioneer Tax Free Income Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Tax Free Income Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Tax Free Income Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Tax Free Income Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               Safeco Intermediate-Term U.S. Government Fund and
                         Pioneer America Income Trust


                                 PROPOSAL 1(e)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco Intermediate-Term U.S. Government Fund to the Pioneer
                             America Income Trust

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Intermediate-Term
                                         U.S. Government Fund                        Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
Business                   A series of Safeco Taxable Bond Trust, a         A diversified open-end management
                           diversified open-end management investment       investment company registered under the
                           company organized as a Delaware statutory        Investment Company Act and organized as a
                           trust.                                           Massachusetts business trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of           $67 million                                      $204 million
June 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and    Investment adviser (until August 2, 2004):       Investment adviser:
portfolio managers         SAM                                              Pioneer

                           Portfolio Managers (since 2003 and until         Portfolio Manager:
                           August 2, 2004):                                 Day-to-day management of the Fund's
                           Paul Stevenson                                   portfolio is the responsibility of a team of
                           CFA, Vice President, SAM                         fixed income portfolio managers led by
                           Joined SAM in 1988                               Kenneth J. Taubes.

                           Tim Hokari                                       Mr. Taubes joined Pioneer as a senior vice
                           Assistant Vice President, SAM                    president in September 1998 and has been
                           Joined SAM in 2000                               an investment professional since 1982.

                           Lesley Fox
                           Assistant Vice President, SAM
                           Joined SAM in 2000

                           Currently Pioneer is acting as investment
                           adviser to Safeco Intermediate-Term U.S.
                           Government Fund. The Portfolio Manager of
                           the Pioneer America Income Trust, as indicated
                           in the next column, currently manages your
                           Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Intermediate-Term
                                        U.S. Government Fund                           Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
Investment objective    Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust seeks as high
                        Fund seeks as high a level of current income        a level of current income as is consistent with
                        as is consistent with the preservation of capital   the preservation of capital and prudent
                        by investing in securities issued or guaranteed     investment risk.
                        by the U.S. government or its agencies or
                        instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
                        Each Fund provides written notice to shareholders at least 60 days prior to any change to its investment objective as described above.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments     Under normal circumstances, Safeco                  Pioneer America Income Trust invests
                        Intermediate-Term U.S. Government Fund              exclusively in securities that are backed by the
                        invests at least 80% of its net assets (plus any    full faith and credit of the U.S. government,
                        borrowings for investment purposes) in              and repurchase agreements and "when-
                        securities issued or guaranteed by the U.S.         issued" commitments with respect to these
                        government or its agencies and                      securities. These securities include:
                        instrumentalities.
                                                                            o U.S. Treasury obligations, which differ only
                        U.S. government securities in which Safeco            in their interest rates, maturities and times
                        Intermediate-Term U.S. Government Fund                of issuance, including U.S. Treasury bills
                        invests include, but are not limited to:              (maturities of one year or less), U.S.
                                                                              Treasury notes (maturities of one to 10
                        o Mortgage-related securities backed by pools         years), and U.S. Treasury bonds (generally
                          of mortgages, including modified pass-              maturities greater than 10 years)
                          through certificates and collateralized           o Obligations issued by or guaranteed as to
                          mortgage obligations issued by the                  principal and interest by the U.S. Treasury
                          Government National Mortgage Association            and certain agencies and instrumentalities
                          (GNMA), the Federal Home Loan Mortgage              of the U.S. government, such as
                          Corporation (FHLMC), and the Federal                Government National Mortgage Association
                          National Mortgage Association (FNMA)                (GNMA) certificates and Federal Housing
                        o U.S. Treasury bills, notes, bonds, and              Administration (FHA) debentures, for which
                          interest or principal components of Separate        the U.S. Treasury unconditionally guarantees
                          Trading Registered Interest and Principal           payment of principal and interest
                          Securities (STRIPS)
                        o Other U.S. government securities guaranteed       Pioneer America Income Trust's investments
                          by the full faith of the U.S. government but      may have all types of interest repayment and
                          not direct obligations of the U.S. Treasury.      reset terms, including fixed rate, adjustable
                        o Government-sponsored agency securities            rate, zero coupon, contingent, deferred,
                        o Securities issued by the Tennessee Valley         payment-in-kind and auction rate features.
                          Authority
                                                                            Pioneer America Income Trust may invest in
                        The average dollar weighted maturity of Safeco      securities of any maturity. Although the
                        Intermediate-Term U.S. Government Fund will         average dollar weighted maturity of the Fund's
                        generally range between three and ten years,        portfolio may vary significantly, it generally
                        although the maturity of individual securities      will not exceed 20 years.
                        may be out of that range.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Intermediate-Term
                                         U.S. Government Fund                            Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies     The decision to buy or sell securities in Safeco   Pioneer considers both broad economic
                          Intermediate-Term U.S. Government Fund             factors and issuer-specific factors in selecting
                          generally falls into one or more of the            a portfolio designed to achieve the Fund's
                          following categories:                              investment objective.

                          o To move in or out of various sectors based       In assessing the appropriate maturity and
                            upon their relative values                       rating weighting of Pioneer America Income
                          o To reduce the Fund's investments in sectors      Trust's portfolio, Pioneer considers a variety
                            viewed as overhauled, which increasing the       of factors that are expected to influence
                            Fund's investment in undervalued sectors         economic activity and interest rates. These
                          o To realign the overall maturity of duration of   factors include fundamental economic
                            the Fund's portfolio                             indicators such as the rates of economic
                          o To raise cash to meet shareholder                growth and inflation, Federal Reserve
                            redemptions                                      monetary policy and the relative value of the
                                                                             U.S. dollar compared to other currencies.
                          With each buy/sell decision, SAM also              Once Pioneer determines the preferable
                          considered the effect the transaction may have     portfolio characteristics, Pioneer selects
                          on the performance of Safeco Intermediate-         individual securities based upon the terms of
                          Term U.S. Government Fund's portfolio as           the securities (such as yields compared to
                          a whole.                                           U.S. Treasuries or comparable issues), and
                                                                             sector diversification.
------------------------------------------------------------------------------------------------------------------------------------
Other investments         Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust may invest
                          Fund may invest in mortgage-backed or asset-       in mortgage-backed securities issued by
                          backed securities.                                 agencies or instrumentalities of the U.S.
                                                                             government. These securities represent direct
                          Safeco Intermediate-Term U.S. Government           or indirect participation in, or are collateralized
                          Fund may purchase "when-issued" or "delayed-       by and payable from, mortgage loans secured
                          delivery" securities, and may purchase or sell     by real estate.
                          securities on a "forward commitment" basis.
                                                                             Pioneer America Income Trust may purchase
                          Safeco Intermediate-Term U.S. Government           and sell securities, including GNMA
                          Fund may invest up to 20% of assets in             certificates, on a when-issued or delayed
                          foreign securities.                                delivery basis. The Fund may engage in these
                                                                             transactions when it believes they would result
                                                                             in a favorable price and yield for the security
                                                                             being purchased or sold.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust may invest all
strategies                Fund may hold cash or invest in high-quality,      or part of its assets in securities with
                          short-term securities issued by an agency or       remaining maturities of less than one year,
                          instrumentality of the U.S. government, high-      cash equivalents or may hold cash.
                          quality commercial paper, certificates of
                          deposit, shares of no-load, open-end money
                          market funds, or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration    Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust does not have
                          Fund may not invest more than 25% of its           a policy against industry concentration.
                          assets in any one industry.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           Safeco Intermediate-Term
                                             U.S. Government Fund                           Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid      If immediately after and as a result of such        Pioneer America Income Trust will not invest
securities                   action the value of the following securities, in    more than 15% of its net assets in illiquid
                             the aggregate, would exceed 15% of Safeco           and other securities that are not readily
                             Intermediate-Term U.S. Government Fund's net        marketable. Repurchase agreements maturing
                             assets, the Fund will not (i) purchase securities   in more than seven days will be included for
                             for which there is no readily available market,     purposes of the foregoing limit. Securities
                             (ii) purchase time deposits maturing in more        subject to restrictions on resale under the
                             than seven days, (iii) purchase over-the-           1933 Act are considered illiquid unless they
                             counter (OTC) options or hold assets set aside      are eligible for resale pursuant to Rule 144A
                             to cover OTC options written by the Fund, (iv)      or another exemption from the registration
                             enter into repurchase agreements maturing in        requirements of the 1933 Act and are
                             more than seven days, or (v) invest in interests    determined to be liquid by Pioneer.
                             in real estate investment trusts which are not
                             readily marketable or interests in real estate
                             limited partnerships which are not listed or
                             traded on the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                    Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust may not
                             Fund may borrow money (i) from banks or (ii)        borrow money, except from banks to meet
                             by engaging in reverse repurchase agreements.       redemptions in amounts not exceeding 331/3%
                                                                                 (taken at the lower of cost or current value) of
                                                                                 its total assets (including the amount
                                                                                 borrowed). The Fund does not intend to
                                                                                 borrow money during the coming year, and
                                                                                 will do so only as a temporary measure for
                                                                                 extraordinary purposes or to facilitate
                                                                                 redemptions. The Fund will not purchase
                                                                                 securities while any borrowings are
                                                                                 outstanding.
------------------------------------------------------------------------------------------------------------------------------------
Lending                      Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust may not make
                             Fund may lend securities to qualified               loans, except through the purchase of
                             institutional investors with a value of up to       securities, including repurchase agreements,
                             33% of the Fund's total assets.                     in accordance with its investment objective,
                                                                                 policies and limitations.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments       Safeco Intermediate-Term U.S. Government            Pioneer America Income Trust may not
                             Fund may not purchase securities on margin.         purchase securities on margin.
                             However, the Fund may (i) obtain short-term
                             credits as necessary to clear its purchases and
                             sales of securities, and (ii) make margin
                             deposits in connection with its use of financial
                             options and futures, forward and spot currency
                             contracts, swap transactions and other
                             financial contracts or derivative instruments.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                             fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Intermediate-Term
                                        U.S. Government Fund                           Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
                                                Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges   Purchases under $1,000,000 of Class A shares                   The Investor Class shares of Pioneer America
                 of the Fund are subject to a 3.50% front-end                   Income Trust you receive in the
                 sales charge.                                                  Reorganization will not be subject to any sales
                                                                                charge. Moreover, if you own shares in your
                 Contingent deferred sales charge of up to 4%                   own name as of the closing of the
                 if you redeem Class B shares within five years                 Reorganization (i.e., not in the name of a
                 of purchase.                                                   broker or other intermediary) and maintain
                                                                                your account, you may purchase Class A
                 Contingent deferred sales charge of 1% if you                  shares of Pioneer America Income Trust and
                 redeem Class C shares within one year of                       Class A shares of any fund in the Pioneer
                 purchase.                                                      family of funds through such account in the
                                                                                future without paying any sales charge.
                 Purchases of Investor Class shares of the Fund
                 are not subject to a sales load.                               Except as described above, Class A shares of
                                                                                Pioneer America Income Trust are subject to a
                 Safeco Intermediate-Term U.S. Government                       front-end sales charge of up to 4.50%.
                 Fund assesses a mandatory redemption fee of
                 2%, as a percentage of the amount redeemed
                 or exchanged, on Class A and Investor Class
                 shares held less than 30 days.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                            U.S. Government Fund                          Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Intermediate-Term U.S. Government           Pioneer America Income Trust pays Pioneer a
                             Fund pays an advisory fee on a monthly basis       management fee equal to 0.50% of the Fund's
                             at an annual rate as follows:                      average daily net assets.
                             $0-$250,000,000:                0.55 of 1%
                             $250,000,001-$750,000,000:      0.50 of 1%         During its most recent fiscal year, Pioneer
                             $750,000,001-$1,250,000,000:    0.45 of 1%         America Income Trust paid an advisory fee at
                             Over $1,250,000,000:            0.40 of 1%         an average rate of 0.50% of average daily
                                                                                net assets.
                             SAM serves as administrator and fund
                             accounting agent for Safeco Intermediate-Term      In addition, the Fund reimburses Pioneer for
                             U.S. Government Fund. The Fund pays SAM an         certain fund accounting and legal expenses
                             administrative services fee of 0.05% of the        incurred on behalf of the Fund and pays a
                             Fund's average daily net assets up to the first    separate shareholder servicing/transfer agency
                             $200,000,000 and 0.01% of its net assets           fee to PIMSS, an affiliate of Pioneer.
                             thereafter, and an accounting fee of 0.04% of
                             the Fund's average daily net assets up to the      For the fiscal year ended December 31, 2003,
                             first $200,000,000 and 0.01% of its net assets     the Fund's total annual operating expenses for
                             thereafter.                                        Class A shares were 1.12% of average daily
                                                                                net assets. The Fund does not currently have
                             During its most recent fiscal year, Safeco         an expense limitation for its Class A shares.
                             Intermediate-Term U.S. Government Fund paid
                             aggregate advisory and administration fees at      Pioneer has agreed until the second
                             an average rate of 0.64%of average daily           anniversary of the closing of the
                             net assets.                                        Reorganization to limit the expenses
                                                                                (excluding extraordinary expenses) of the
                             SAM had contractually agreed until April           Investor Class to 0.74% of the average daily
                             30,2009, to pay certain Fund operating             net assets attributable to the Investor Class.
                             expenses (but not all of the operating expenses
                             of the Fund) that exceeded the rate of 0.40%       The Investor Class shares to be issued in the
                             per annum of the Fund's average daily net          Reorganization will convert to Class A shares
                             assets. This arrangement included all Fund         after two years. Class A shares will have
                             operating expenses except management fees,         higher expenses per share than Investor
                             Rule 12b-1 fees, brokerage commissions,            Class shares due to the Rule 12b-1 Plan. In
                             interest, and extraordinary expenses.              addition, although Pioneer has agreed to limit
                                                                                the expenses attributable to Investor Class
                             In 2003, SAM began voluntarily reimbursing         shares, Pioneer is not required to limit the
                             the Fund to the extent that its total expenses     expenses attributable to Class A shares.
                             exceeded the rate of 0.99% per annum of the
                             Fund's average daily net assets for Class A
                             shares, 1.74% per annum of Class B and Class
                             C shares, and 0.74% per annum for Investor
                             Class shares.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for Class
                             A shares, after giving effect to the contractual
                             expense limitation were 1.20%, and without
                             giving effect to the expense limitation, were
                             1.31%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class A shares were 0.99%.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Intermediate-Term
                                            U.S. Government Fund                        Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   For the fiscal year ended December 31, 2003,
 (continued)                 the Fund's annual operating expenses for Class
                             B shares, after giving effect to the contractual
                             expense limitation were 1.95%, and without
                             giving effect to the expense limitation, were
                             2.10%. After giving effect to the voluntary
                             expense reimbursement, the operating
                             expenses for Class B shares were 1.74%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the contractual expense limitation were 1.95%, and without giving effect to the expense limitation, were 43.56%. After giving effect to the voluntary expense reimbursement, the operating expenses for Class C shares were 1.74%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.94% per share.
                             After giving effect to the voluntary expense
                             reimbursement, the operating expenses for
                             Investor Class shares were 0.74%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares               You may buy shares of Safeco Intermediate-         You may buy shares from any investment firm
                             Term U.S. Government Fund directly through         that has a sales agreement with PFD, Pioneer
                             Safeco Securities, the Fund's principal            America Income Trust's distributor. Existing
                             underwriter or through brokers, registered         shareholders of Safeco Intermediate-Term U.S.
                             investment advisers, banks and other financial     Government Fund who own shares in their
                             institutions that have entered into selling        own name as of the closing date of the
                             agreements with the Fund's principal               Reorganization and who maintain their
                             underwriter, as described in the Fund's            accounts may buy shares of any fund in the
                             prospectus.                                        Pioneer family of funds through such
                                                                                accounts in the future without paying sales
                             Certain account transactions may be done           charges.
                             by telephone.
                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also purchase additional shares of Pioneer
                                                                                America Income Trust by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Intermediate-Term
                                     U.S. Government Fund                            Pioneer America Income Trust
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer America
                      acquire through dividend reinvestment or other     Income Trust without incurring any fee on the
                      Fund distributions or for Class A shares that      exchange with the more than 62 other Pioneer
                      you have exchanged for Class A shares of           Funds. Your exchange would be for Class A
                      another fund.                                      shares, which would be subject to a Rule
                                                                         12b-1 fee. An exchange generally is treated
                      Certain account transactions may be done           as a sale and a new purchase of shares for
                      by telephone.                                      federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer America
                                                                         Income Trust for shares of other Pioneer
                                                                         Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send
                      Intermediate-Term U.S. Government Fund             your request to sell shares to PIMSS. You
                      directly in writing or by contacting a financial   can also sell your shares by contacting the
                      intermediary as described in the Fund's            Fund directly if your account is registered in
                      prospectus.                                        your name.

                                                                         If the account is established in the shareholder's
                                                                         own name, shareholders may also redeem
                                                                         shares of Pioneer America Income Trust by
                                                                         telephone or online.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds


     While each Fund has a similar investment objective, primary investment policies and strategies, there are differences which affect the risk of each Fund. The market value of fixed income securities tends to be more volatile the greater the maturity of the security. Pioneer America Income Trust can invest in securities of greater average maturity than your Safeco Fund and consequently may have greater risk. However, your Safeco Fund may invest in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, and consequently have an element of credit risk that is not present in Pioneer America Income Trust. Generally, however, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:


     o Interest rates go up, causing the value of debt securities in the Fund's portfolio to decline

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o Pioneer's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

     To the extent the Fund invests significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

     Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

        Safeco Intermediate-Term U.S. Government Fund -- Investor Class



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     -4.27%
'95     15.48
'96      3.98
'97      8.97
'98      6.84
'99      0.16
'00      9.50
'01      7.29
'02      9.84
'03      1.40

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 4.79% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.58% for the quarter ended March 31, 1994.

                Pioneer America Income Trust -- Class A shares



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     -3.97%
'95     16.07
'96      2.29
'97      8.51
'98      7.78
'99     -2.52
'00     11.58
'01      5.92
'02      9.78
'03      1.47

* During the period shown in the bar chart, the Fund's highest quarterly return was 4.72% for the quarter ended June 30, 1995, and the lowest quarterly return was -3.14% for the quarter ended March 31, 1994.

                 Safeco Intermediate-Term U.S. Government Fund
             Average Annual Total Returns as of December 31, 2003



-----------------------------------------------------------------------------------------------------------
                                                                          1 Year      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       -2.41%       4.60%       5.30%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                                    -3.81%       2.47%       2.93%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)            -1.57%       2.58%       2.99%
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Class B shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       -3.50%       4.62%       5.39%
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Class C shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                       -0.49%       4.81%       5.40%
-----------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund, Investor Class shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                        1.40%       5.56%       5.78%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions1                                      -0.14%       3.34%       3.36%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)             0.91%       3.34%       3.39%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate Government Index(2)
  (reflects no deduction for fees, expenses or taxes)                       2.30%       6.16%       6.33%
-----------------------------------------------------------------------------------------------------------
 Merrill Lynch U.S. Treasury/Agency Master Index(2)
  (reflects no deduction for fees, expenses or taxes)                       2.36%       6.22%       6.71%
-----------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Intermediate Government Index, an unmanaged index comprised of U.S. Treasury and U .S. agency issues from its more comprehensive U.S. Aggregate Index, excluding maturities below one year and above 9.9 years, and the Merrill Lynch U.S. Treasury/Agency Master Index, an unmanaged index of U.S. Treasury and U.S. agency securities, are for reference only and do not mirror the Fund's investments.

                Pioneer America Income Trust -- Class A shares
             Average Annual Total Returns as of December 31, 2003



-----------------------------------------------------------------------------------------------------------
                                                                     1 Year      5 Years     10 Years
-----------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust, Class A shares
-----------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                  -3.06%       4.14%       5.04%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                               -4.61%       2.05%       2.65%
-----------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares(1)       -2.00%       2.20%       2.75%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Government Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)                  2.36%       6.26%       6.72%
-----------------------------------------------------------------------------------------------------------
 Lehman Brothers Fixed Rate Mortgage-Backed Securities Index(2)
  (reflects no deduction for fees, expenses or taxes)                  3.05%       6.55%       6.89%
-----------------------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Government Bond Index, an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government, and the Lehman Brothers Fixed Rate Mortgage-Backed Securities Index, an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the GNMA, FHLMC and FNMA, are for reference only and do not mirror the Fund's investments.

     Pioneer America Income Trust's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer America Income Trust, the expenses of Pioneer America Income Trust for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                           Safeco
                                                           Safeco          Safeco           Safeco      Intermediate-    Pro Forma
                                                       Intermediate-   Intermediate-    Intermediate-     Term U.S.       Pioneer
                                                         Term U.S.       Term U.S.        Term U.S.       Government      America
                                                         Government      Government       Government         Fund       Income Trust
                                                            Fund            Fund             Fund          Investor       Investor
Shareholder transaction fees                              Class A         Class B          Class C          Class          Class(9)
(paid directly from your investment)                  --------------- --------------     ------------    ------------    -----------
Maximum sales charge (load) when you
 buy shares as a percentage of
 offering price .............................              3.50%(6)         None             None            None          None(1)
Maximum deferred sales charge (load)
 as a percentage of purchase price or
 the amount you receive when you sell
 shares, whichever is less ..........................      None             4.00%(7)         1.00%(8)        None          None
Redemption fees for shares held less than 30 days ...      2.00%            None              None           2.00%          N/A
Wire redemption fee .................................      $204              $20(4)           $20(4)          $20(4)        $10
Annual low balance fee ..............................      $125              $12(5)           $12(5)          $12(5)        N/A
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ......................................      0.55%            0.55%            0.55%           0.55%         0.50%
Distribution and service (12b-1) fee ................      0.25%            1.00%            1.00%           None          None
Other expenses ......................................      0.51%            0.55%           42.01%           0.39%         0.35%
Total fund operating expenses .......................      1.31%            2.10%           43.56%           0.94%         0.85%
Expense reimbursement/reduction .....................      0.11%(2)         0.15%(2)        41.61%(2)         N/A          0.11%(3)
Net fund operating expenses .........................      1.20%            1.95%            1.95%           0.94%         0.74%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer America Income Trust through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer America Income Trust or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Intermediate-Term U.S. Government Bond Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.99% per annum of the Fund's average daily net assets for Class A shares, 1.74% per annum for Class B and Class C shares, and 0.74% per annum for Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.


(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer America Income Trust to 0.74% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after five years from purchase, and the Class B shares convert to Class A shares at that time.

(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Intermediate-Term U.S. Government Fund and two years for Pioneer America Income Trust and (f) and the Investor Class shares of Pioneer America Income Trust convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
              Safeco Intermediate-Term U.S. Government Fund
  Class A shares
  Year 1 ..............                   $468
  Year 3 ..............                   $718
  Year 5 ..............                   $987
  Year 10 .............                 $1,822
  Class B shares          With redemption      Without redemption
  Year 1 ..............       $  598               $  198
  Year 3 ..............       $  812               $  612
  Year 5 ..............       $1,152               $1,052
  Year 10 .............       $1,974               $1,974
  Class C shares          With redemption      Without redemption
  Year 1 ..............       $  298               $  198
  Year 3 ..............       $  612               $  612
  Year 5 ..............       $1,052               $1,052
  Year 10 .............       $2,399               $2,399
  Investor Class shares
  Year 1 ..............                    $96
  Year 3 ..............                   $300
  Year 5 ..............                   $520
  Year 10 .............                 $1,155

                 Pro Forma Pioneer America Income Trust
  Investor Class shares
  Year 1 ..............                    $76
  Year 3 ..............                   $284
  Year 5 ..............                   $558
  Year 10 .............                 $1,341

    COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST


Characteristics of Safeco Intermediate-Term U.S. Government Trust (a series of a Delaware statutory trust)

  o GOVERNANCE AND MANAGEMENT. Safeco Intermediate-Term U.S. Government Fund is a series of the Safeco Taxable Bond Trust, a Delaware statutory trust. The governing instrument of Safeco Taxable Bond Trust is its Trust Instrument (the "Trust Instrument"). The Trustees of the Safeco Taxable Bond Trust are responsible for the management and supervision of Safeco Intermediate-Term U.S. Government Fund.

  o SHARE CAPITAL AND CLASSES. The Trust Instrument of Safeco Taxable Bond Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of Safeco Intermediate-Term U.S. Government Fund without par value. As of the date of this Proxy Statement/Prospectus, the Trustees have authorized shares of Safeco Intermediate-Term U.S. Government Fund and have authorized the issuance of four classes of shares of Safeco Intermediate-Term U.S. Government Fund, designated as Class A, Class B, Class C and Investor Class shares. The shares of each class of Safeco Intermediate-Term U.S. Government Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of Safeco Intermediate-Term U.S. Government Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of their Fund available for distribution to these shareholders. Shares of each class entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

  o MEETINGS. Under Delaware law, Safeco Taxable Bond Trust is not required to hold annual shareholder meetings for any Fund. Unless otherwise required by the Investment Company Act, the Fund has no intention of holding annual meetings of shareholders. Pursuant to the Trust Instrument, shareholders have power to vote only on certain matters, including (a) the election and removal of Trustees; (b) approval of any investment management agreement;
    (c) termination of the Safeco Taxable Bond Trust; (d) certain amendments to the Trust Instrument; and (e) such additional matters relating to the Trust as may be required by law or as the Trustees may consider desirable.


  o LIABILITY OF SHAREHOLDERS. Delaware law affords shareholders of a Delaware statutory trust with the same protections afforded stockholders of a Delaware corporation, which means shareholders are not generally subject to liability for the debts or obligations of the statutory trust unless the entity's trust instrument provides otherwise. The Trust Instrument of the Safeco Taxable Bond Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of Safeco Intermediate-Term U.S. Government Fund and provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder.


Characteristics of Pioneer America Income Trust (a Massachusetts business trust)


  o GOVERNANCE AND MANAGEMENT. Pioneer America Income Trust is a Massachusetts business trust. The governing instrument of Pioneer America Income Trust is its Agreement and Declaration of Trust ("Declaration of Trust"). The business of Pioneer America Income Trust is managed under the direction of its Board of Trustees. The Trustees, in addition to viewing the actions of the Pioneer America Income Trust's investment adviser, decide upon matters of general policy at their regular meetings. The officers of Pioneer America Income Trust supervise its business operations.

  o SHARES AND CLASSES. Pioneer America Income Trust is authorized to issue shares of beneficial interest and to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of any class that the Fund has authority to issue. Each share is entitled to one vote on all questions relating to the Fund, and each share is entitled to participate equally in dividends and capital gains distributions and in the residual assets of the respective class in the event of liquidation.

  o MEETINGS. Under Massachusetts law, Pioneer America Income Trust, as a registered open-end investment company, is not required to hold annual shareholder meetings. Unless otherwise required by the Investment Company Act, the Pioneer America Income Trust has no intention of holding annual meetings of shareholders. Pursuant to the Declaration of Trust, special meetings of shareholders may be called at any time by the Chairman, President or by the Board of Trustees or by the secretary upon the written request of shareholders entitled to cast at least 25% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.

  o LIABILITY OF SHAREHOLDERS. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Pioneer America Income Trust or any series of the Pioneer America Income Trust and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Pioneer America Income Trust or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Pioneer America Income Trust property of any shareholders held personally liable for any obligations of the Pioneer America Income Trust or any series of the Pioneer America Income Trust. The Declaration of Trust also provides that the Pioneer America Income Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Pioneer America Income Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the fund itself will be unable to meet its obligations. In light of the nature of the Pioneer America Income Trust's business and the nature and amount of its assets, the possibility of the Pioneer America Income Trust's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Intermediate-Term U.S. Government Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the performance of Pioneer America Income Trust is generally consistent with the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer America Income Trust had an average annual return of -0.37%, 5.64%, and 5.97%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of -4.56% and -0.73% (one year), 4.73% and 5.73% (five years) and 5.79% and 6.29% (ten years), respectively, during the same period.
In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer America Income Trust's lower operating expenses and Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer America Income Trust to 0.74% of average daily net assets. The estimated expenses of the Investor Class of Pioneer America Income Trust are below both the gross expenses and expenses net of contractual expense reimbursement of the end class of shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, based upon the Class A expense ratio of Pioneer America Income Trust for the most recent fiscal year, Pioneer America Income Trust's expenses were lower than the gross and net expense ratio of each class of shares of your Safeco Fund. While there are some differences between the policies of the two Funds, the Trustees believe that the two Funds represent substantially equivalent investments.


     Fifth, the substantially larger size of Pioneer America Income Trust offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.


     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.

     Seventh, the Investor Class shares of Pioneer America Income Trust received in the Reorganization will provide Safeco Intermediate-Term U.S. Government Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the

Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations; (3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer America Income Trust also considered that the Reorganization presents an excellent opportunity for the Pioneer America Income Trust to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer America Income Trust and its shareholders.


                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, and the pro forma combined Fund as of June 30, 2004.



                                         Safeco
                                     Intermediate-                             Pro Forma
                                       Term U.S.        Pioneer America     Pioneer America
                                    Government Fund       Income Trust       Income Trust
                                     June 30, 2004       June 30, 2004       June 30, 2004
                                   -----------------   -----------------   ----------------
Total Net Assets (in thousands)        $  66,742           $  204,736         $  271,478
 Class A shares ...............        $   5,109           $  129,465         $  129,465
 Class B shares ...............        $   2,338           $   44,300         $   44,300
 Class C shares ...............        $      97           $   30,487         $   30,487
 Investor Class shares ........        $  59,198                  N/A         $   66,742
 Class R shares ...............              N/A           $      484         $      484
Net Asset Value Per Share
 Class A shares ...............        $    9.41           $     9.72         $     9.72
 Class B shares ...............        $    9.42           $     9.66         $     9.66
 Class C shares ...............        $    9.42           $     9.69         $     9.69
 Investor Class shares ........        $    9.41                  N/A         $     9.72
 Class R shares ...............              N/A           $     9.82         $     9.82
Shares Outstanding
 Class A shares ...............          542,858           13,322,479         13,322,479
 Class B shares ...............          248,086            4,585,782          4,585,782
 Class C shares ...............           10,304            3,147,571          3,147,571
 Investor Class shares ........        6,290,727                  N/A          6,866,461
 Class R shares ...............              N/A               49,339             49,339



     It is impossible to predict how many shares of Pioneer America Income Trust will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer America Income Trust's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer America Income Trust, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer America Income Trust.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         Safeco Money Market Fund and
                          Pioneer Cash Reserves Fund

                                 PROPOSAL 1(f)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


   Comparison of Safeco Money Market Fund to the Pioneer Cash Reserves Fund


----------------------------------------------------------------------------------------------------------------------------
                                      Safeco Money Market Fund                      Pioneer Cash Reserves Fund
----------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Money Market Trust, a       A series of Pioneer Money Market Trust, a
                           diversified open-end management investment     diversified open-end management investment
                           company organized as a Delaware statutory      company registered under the Investment
                           trust.                                         Company Act and organized as a Delaware
                                                                          statutory trust.
----------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $286 million                                   $510 million
 June 30, 2004
----------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers                             Portfolio Manager:
                           Lesley Fox (since 2000 and until August 2,     Day-to-day management of the Fund's
                           2004) Assistant Vice President, SAM            portfolio is the responsibility of a team of
                           Joined SAM in 2000                             fixed income portfolio managers led by
                                                                          Kenneth J. Taubes.
                           Cathleen Beauchamp (since 2003 until
                           July 31, 2004)                                 Mr. Taubes, a senior vice president, joined
                           CFA                                            Pioneer in 1998 and has been an investment
                                                                          professional since 1982.
                           Currently Pioneer is acting as investment
                           adviser to the Safeco Money Market Fund. The
                           Portfolio Manager of the Pioneer Cash
                           Reserves Fund, as indicated in the next
                           column, currently manages your Safeco Fund.
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Money Market Fund                          Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective    Safeco Money Market Fund seeks as high a            Safeco Money Market Fund seeks high current
                         level of current income as is consistent with       income, preservation of capital and liquidity
                         the preservation of capital and liquidity through   through investments in high-quality short-term
                         investment in high-quality money market             securities.
                         instruments maturing in 13 months or less.
                                                                             The investment objective of the Fund may not
                         Safeco Money Market Fund provides written           be changed without the affirmative vote of the
                         notice to shareholders at least 60 days prior to    holders of a "majority of the outstanding
                         any change to its investment objective as           voting securities" (as defined in the
                         described above.                                    Investment Company Act) of the Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments     To achieve its investment objective, Safeco         Safeco Money Market Fund seeks to maintain
                         Money Market Fund will purchase only high-          a constant net asset value of $1.00 per share
                         quality securities with remaining maturities of     by investing in high-quality, U.S. dollar
                         397 days or less. The Fund will maintain a          denominated money market securities,
                         dollar-weighted average portfolio maturity of       including those issued by:
                         no more than 90 days.
                                                                             o U.S. and foreign banks
                                                                             o U.S. and foreign corporate issuers
                                                                             o The U.S. government and its agencies and
                                                                               instrumentalities
                                                                             o Foreign governments
                                                                             o Multinational organizations such as the
                                                                               World Bank

                                                                             Safeco Money Market Fund invests exclusively
                                                                             in securities with a maximum remaining
                                                                             maturity of 397 days and maintains a dollar-
                                                                             weighted average portfolio maturity of 90 days
                                                                             or less.

                                                                             Safeco Money Market Fund's investments may
                                                                             have fixed, floating or variable interest rates.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a security to buy, SAM              In selecting Safeco Money Market Fund's
                         historically considered, among other things:        portfolio, Pioneer complies with the rating,
                                                                             maturity and diversification requirements
                         o Yield                                             applicable to money market funds. Within
                         o Maturity                                          those factors, Pioneer's assessment of broad
                         o Issuer credit quality                             economic factors that are expected to affect
                         o Relative value compared with other                economic activity and interest rates influence
                           alternatives                                      its securities selection.

                         Safeco Money Market Fund may sell a
                         security if:

                         o The adviser becomes concerned about the
                           issuer's creditworthiness
                         o A more attractive alternative is available
                         o Cash is needed to meet shareholder
                           redemptions

                         After evaluating a bond, SAM compared the
                         bond to other available bonds, which may have
                         different features, and would buy the bond if it
                         appeared to offer the best relative value.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Money Market Fund                          Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments     Safeco Money Market Fund will limit its             Safeco Money Market Fund may invest
                       investment in municipal obligations the interest    more than 25% of its total assets in U.S.
                       on which is payable from the revenues of            government securities and obligations of U.S.
                       similar types of projects to less than 25% of       banks. The Fund may invest in any money
                       the Fund's total assets. As a matter of             market instrument that is a permissible
                       operating policy, "similar types of projects"       investment for a money market fun under the
                       may include sports, convention or trade show        rules of the SEC, including commercial paper,
                       facilities; airports or mass transportation;        certificates of deposit, time deposits, bankers'
                       sewage or solid waste disposal facilities; or air   acceptances, mortgage-backed and asset-
                       and water pollution control projects.               backed securities, repurchase agreements,
                                                                           municipal obligations and other short-term
                       Safeco Money Market Fund will limit its             debt securities.
                       investment in securities whose issuers are
                       located in the same state to less than 25% of       Safeco Money Market Fund invests in U.S.
                       the Fund's total assets.                            government obligations and money market
                                                                           securities rated in one of the two highest
                       Safeco Money Market Fund may invest up to           rating categories for short-term debt by a
                       25% of its total assets in the "first tier          nationally recognized statistical rating
                       securities" of a single issuer for up to three      organization or, if unrated, determined to be
                       business days after purchase. First tier            of equivalent credit quality by Pioneer.
                       securities are securities (1) rated in the highest
                       short-term category by two nationally
                       recognized statistical rating organizations
                       (NRSROs); (2) rated in the highest short-term
                       rating category by a single NRSRO if only that
                       NRSRO has assigned the securities a short-
                       term rating; or (3) unrated, but determined by
                       SAM to be of comparable quality.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   Safeco Money Market Fund may hold cash or           Safeco Money Market Fund may invest all or
 strategies            invest in high-quality, short-term securities       part of its assets in securities with remaining
                       issued by an agency or instrumentality of the       maturities of less than one year, cash
                       U.S. government, high-quality commercial            equivalents or may hold cash.
                       paper, certificates of deposit, shares of no-
                       load, open-end money market funds, or
                       repurchase agreements as a temporary
                       defensive measure when market conditions
                       so warrant.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Money Market Fund                         Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Safeco Money Market Fund will not make              Safeco Money Market Fund will not
                           investments that will result in the concentration   concentrate its assets in the securities of
                           (as defined in the Investment Company Act,          issuers in any one industry except with
                           any rule or order there under, or SEC staff         respect to investments in obligations of (a)
                           interpretation thereof) of its investments in the   the U.S. government, its agencies, authorities
                           securities of issuers primarily engaged in the      or instrumentalities and (b) domestic banks,
                           same industry, provided that this restriction       purchase any security if, as a result (i) more
                           does not limit the Fund from investing in           than 5% of the assets of the Fund would be in
                           obligations issued or guaranteed by the U.S.        the securities of any one issuer, or (ii) more
                           government, its agencies or instrumentalities,      than 25% of its assets would be in a
                           or certain bank instruments issued by               particular industry.
                           domestic banks.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such        Safeco Money Market Fund will not invest
 securities                action the value of the following securities, in    more than 10% of its net assets in illiquid
                           the aggregate, would exceed 10% of the Fund's       and other securities that are not readily
                           net assets, the Fund will not (i) purchase          marketable. Repurchase agreements maturing
                           securities for which there is no readily            in more than seven days will be included for
                           available market, (ii) purchase time deposits       purposes of the foregoing limit. Securities
                           maturing in more than seven days, (iii)             subject to restrictions on resale under the
                           purchase over-the-counter (OTC) options or          1933 Act are considered illiquid unless they
                           hold assets set aside to cover OTC options          are eligible for resale pursuant to Rule 144A
                           written by the Fund, (iv) enter into repurchase     or another exemption from the registration
                           agreements maturing in more than seven days,        requirements of the 1933 Act and are
                           or (v) invest in interests in real estate           determined to be liquid by Pioneer.
                           investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Money Market Fund may borrow money           Safeco Money Market Fund may not borrow
                           (i) from banks or (ii) by engaging in reverse       money, except from banks for extraordinary
                           repurchase agreements.                              purposes or to meet redemptions in amounts
                                                                               not exceeding 331/3% of its total assets
                                                                               (including the amount borrowed). The Fund
                                                                               does not intend to borrow money during the
                                                                               coming year.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending                   Safeco Money Market Fund may lend securities        Safeco Money Market Fund may not make
                           to qualified institutional investors with a value   loans to any person, except by (a) the
                           of up to 33% of the Fund's total assets.            purchase of a debt obligation in which the
                                                                               Fund is permitted to invest and (b) engaging
                                                                               in repurchase agreements.
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments    Safeco Money Market Fund may not purchase           Safeco Money Market Fund may not purchase
                           securities on margin. However, the Fund may         securities on margin.
                           (i) obtain short-term credits as necessary to
                           clear its purchases and sales of securities, and
                           (ii) make margin deposits in connection with
                           its use of financial options and futures,
                           forward and spot currency contracts, swap
                           transactions and other financial contracts or
                           derivative instruments.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Safeco Money Market Fund                       Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                              Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases of Class A shares of Safeco Money     The Investor Class shares of Pioneer Cash
                                 Market Fund are not subject to a sales load.    Reserves Fund you receive in the
                                                                                 Reorganization will not be subject to any sales
                                 A contingent deferred sales charge may apply    charge. Moreover, if you own shares in your
                                 if you redeem Class B shares that were          own name as of the closing of the
                                 purchased by exchange from another fund.        Reorganization (i.e., not in the name of a
                                                                                 broker or other intermediary) and maintain
                                 A contingent deferred sales charge of 1% if     your account, you may purchase Class A
                                 you redeem Class C shares within one year of    shares of Pioneer Cash Reserves Fund and
                                 purchase, and the shares were purchased by      Class A shares of any fund in the Pioneer
                                 exchange from another fund.                     family of funds through such account in the
                                                                                 future without paying any sales charge.
                                 Purchases of Investor Class shares of the Fund
                                 are not subject to a sales load.                Except as described above, Class A shares of
                                                                                 Pioneer Cash Reserves Fund are not subject
                                                                                 to a front-end sales charge.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Money Market Fund                        Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Money Market Fund pays an advisory         Pioneer Cash Reserves Fund pays Pioneer a
                             fee on a monthly basis at an annual rate as       management fee equal to 0.40% of the Fund's
                             follows:                                          average daily net assets.

                             $0-$250,000,000:                      0.50 of 1%  During its most recent fiscal year, Pioneer
                             $250,000,001-$750,000,000:            0.45 of 1%  Cash Reserves Fund paid an advisory fee at
                             $750,000,001-$1,250,000,000:          0.40 of 1%  an average rate of 0.40% of average daily
                             Over $1,250,000,000:                  0.35 of 1%  net assets.

                             SAM serves as administrator and fund              In addition, the Fund reimburses Pioneer for
                             accounting agent for Safeco Money Market          certain fund accounting and legal expenses
                             Fund. The Fund pays SAM an administrative         incurred on behalf of the Fund and pays a
                             services fee of 0.05% of the Fund's average       separate shareholder servicing/transfer agency
                             daily net assets up to the first $200,000,000     fee to PIMSS, an affiliate of Pioneer.
                             and 0.01% of its net assets thereafter, and an
                             accounting fee of 0.04% of the Fund's average     For the fiscal year ended December 31, 2003,
                             daily net assets up to the first $200,000,000     the Fund's total annual operating expenses for
                             and 0.01% of its net assets thereafter.           Class A shares were 1.06% of average daily
                                                                               net assets. The Fund does not currently have
                             During its most recent fiscal year, Safeco        an expense limitation for its Class A shares.
                             Money Market Fund paid aggregate advisory
                             and administration fees at an average rate of     Pioneer has agreed until the second
                             0.53% of average daily net assets.                anniversary of the closing of the
                                                                               Reorganization to limit the expenses
                             SAM had contractually agreed until April 30,      (excluding extraordinary expenses) of the
                             2009, to pay certain Fund operating expenses      Investor Class to 0.71% of the average daily
                             (but not all of the operating expenses of the     net assets attributable to the Investor Class.
                             Fund) that exceeded the rate of 0.30% per
                             annum of the Fund's average daily net assets.     The Investor Class shares to be issued in the
                             This arrangement included all Fund operating      Reorganization will convert to Class A shares
                             expenses except management fees, Rule 12b-1       after two years. Class A shares will have
                             fees, brokerage commissions, interest, and        higher expenses per share than Investor Class
                             extraordinary expenses.                           shares due to the Rule 12b-1 Plan. In
                                                                               addition, although Pioneer has agreed to limit
                             For the fiscal year ended December 31, 2003,      the expenses attributable to Investor Class
                             the Fund's annual operating expenses for Class    shares, Pioneer is not required to limit the
                             A shares, after giving effect to the expense      expenses attributable to Class A shares.
                             limitation were 0.78%, and without giving
                             effect to the expense limitation, were 0.98%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             B shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 1.17%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the expense limitation were 0.78%, and without giving effect to the expense limitation, were 1.01%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.67%.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         Safeco Money Market Fund                          Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Distribution and service   Class A shares of Safeco Money Market Fund         Class A shares of Pioneer Cash Reserves Fund
 (12b-1) fee                are not currently subject to a Rule 12b-1 fee.     are subject to a Rule 12b-1 fee equal to
                                                                               0.15% annually of average daily net assets.
                            --------------------------------------------------------------------------------------------------------
                            Investor Class shares of the Pioneer Fund are not subject to a Rule 12b-1 fee. Pioneer Investor
                            Class shares will convert into Class A shares after two years.
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares              You may buy shares of the Fund directly            You may buy shares from any investment firm
                            through Safeco Securities or through brokers,      that has a sales agreement with PFD, Pioneer
                            registered investment advisers, banks and          Cash Reserves Fund's distributor. Existing
                            other financial institutions that have entered     shareholders of Safeco Money Market Fund
                            into selling agreements with the Fund's            who own shares in their own name as of the
                            principal underwriter, as described in the         closing date of the Reorganization and who
                            Fund's prospectus.                                 maintain their accounts may buy shares of
                                                                               any fund in the Pioneer family of funds
                            Certain account transactions may be done by        through such accounts in the future without
                            telephone.                                         paying sales charges.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also purchase additional shares of Pioneer
                                                                               Cash Reserves Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege         There are no sales charges on shares you           You may exchange shares of Pioneer Cash
                            acquire through dividend reinvestment or other     Reserves Fund without incurring any fee on
                            Fund distributions or for Class A shares that      the exchange with the more than 62 other
                            you have exchanged for Class A shares of           Pioneer Funds. Your exchange would be for
                            another fund.                                      Class A shares, which is subject to Rule
                                                                               12b-1 fees. An exchange generally is treated
                            Certain account transactions may be done by        as a sale and a new purchase of shares for
                            telephone.                                         federal income tax purposes.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also exchange shares of Pioneer Cash
                                                                               Reserves Fund for shares of other Pioneer
                                                                               Funds by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares             Each class of shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                            --------------------------------------------------------------------------------------------------------
                            You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                            Money Market Fund directly in writing or by        request to sell shares to PIMSS. You can
                            contacting a financial intermediary as described   also sell your shares by contacting the Fund
                            in the Fund's prospectus.                          directly if your account is registered in
                                                                               your name.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may
                                                                               also redeem shares of Pioneer Cash Reserves
                                                                               Fund by telephone or online. After the
                                                                               Reorganization, Investor Class shares will not
                                                                               be entitled to check writing privileges, and you
                                                                               should no longer write checks issued by your
                                                                               Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though the Funds seek to maintain a $1 share price, you could lose money on your investment or the Fund could fail to generate high current income if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o    Inadequate financial information

     o    Smaller, less liquid and more volatile markets

     o    Political and economic upheavals


     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.


                  Safeco Money Market Fund -- Investor Class

                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     3.53%
'95     5.28
'96     4.75
'97     4.93
'98     5.08
'99     4.65
'00     5.90
'01     3.75
'02     1.32
'03     0.65

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 1.52% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.13% for the quarter ended September 30, 2003.

                 Pioneer Cash Reserves Fund -- Class A shares



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     3.57%
'95     5.17
'96     4.65
'97     4.78
'98     4.84
'99     4.23
'00     5.53
'01     3.29
'02     1.15
'03     0.26

* During the period shown in the bar chart, Pioneer Cash Reserves Fund's highest quarterly return was 1.45% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003.


                           Safeco Money Market Fund
             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------
                                                        1 Year     5 Years     10 Years
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Class A shares                0.55%       3.20%       3.95%
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Class B shares                0.55%       3.21%       3.93%
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Class C shares                0.55%       3.20%       3.93%
----------------------------------------------------------------------------------------
 Safeco Money Market Fund, Investor Class shares         0.65%       3.24%       3.97%
----------------------------------------------------------------------------------------



                 Pioneer Cash Reserves Fund -- Class A shares
             Average Annual Total Returns as of December 31, 2003



----------------------------------------------------------------------------------------
                                                  1 Year      5 Years     10 Years
----------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund, Class A shares         0.26%       2.88%       3.74%
----------------------------------------------------------------------------------------
 90-day U.S. Treasury Bill
  (reflects no deduction for taxes)                 1.03%       3.34%       4.18%
----------------------------------------------------------------------------------------


     Pioneer Cash Reserves Fund's Investor Class shares will not be outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Investor Class would be modestly higher than the performance of Class A, B and C shares due to the lower expenses applicable to the Investor Class.


     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Cash Reserves Fund, the expenses of Pioneer Cash Reserves Fund for the period ended December 31, 2003. Future expenses for all share classes may be greater or less.



                                                                                                                      Pro Forma
                                                        Safeco Money   Safeco Money  Safeco Money   Safeco Money    Pioneer Cash
                                                         Market Fund    Market Fund   Market Fund    Market Fund    Reserves Fund
Shareowner transaction fees                                Class A        Class B       Class C    Investor Class  Investor Class(8)
(paid directly from your investment)                    ------------   ------------  ------------  --------------  ---------------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .........................     None           None           None           None          None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ............................     None           None(6)        None(7)        None          None
Redemption fees for shares held less than 30 days .....     None           None           None           None           N/A
Wire redemption fee ...................................   $   20(4)      $   20(4)      $   20(4)       $  20(4)     $   10
Annual low balance fee ................................   $   12(5)      $   12(5)      $   12(5)       $ 125           N/A
Annual fund operating expenses (deducted from fund
 assets) (as a % of average net assets)
Management fee ........................................     0.48%          0.48%          0.48%          0.48%         0.40%
Distribution and service (12b-1) fee ..................     None           None           None           None          None
Other expenses ........................................     0.50%          0.69%          0.53%          0.19%         0.41%
Total fund operating expenses .........................     0.98%          1.17%          1.01%          0.67%         0.81%
Expense reimbursement/reduction .......................     0.20%(2)       0.39%(2)       0.23%(2)        N/A          0.10%(3)
Net fund operating expenses ...........................     0.78%          0.78%          0.78%          0.67%         0.71%


----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Cash Reserves Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Cash Reserves Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Money Market Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Cash Reserves Fund to 0.71% of average daily net assets.

(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.

(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) A contingent deferred sales charge may apply if you redeem Class B shares of your Safeco Fund that were purchased by exchange from another fund.

(7) A 1.00% contingent deferred sales charge may apply if, within the first twelve months of the initial purchase, you redeem Class C shares that were purchased by exchange from another fund

(8) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares. Class A shares do not currently have an expense limitation and may be subject to higher total operating expenses.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Money Market Fund and two years for Pioneer Cash Reserves Fund and (f) and the Investor Class shares of Pioneer Cash Reserves Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.


  Example
        Safeco Money Market Fund
Class A shares
  Year 1 ......................    $   80
  Year 3 ......................    $  249
  Year 5 ......................    $  433
  Year 10 .....................    $1,099
Class B shares
  Year 1 ......................    $   80
  Year 3 ......................    $  249
  Year 5 ......................    $  433
  Year 10 .....................    $1,122
Class C shares
  Year 1 ......................    $   80
  Year 3 ......................    $  249
  Year 5 ......................    $  433
  Year 10 .....................    $1,119
Investor Class shares
  Year 1 ......................    $   68
  Year 3 ......................    $  214
  Year 5 ......................    $  373
  Year 10 .....................    $  835
   Pro Forma Pioneer Cash Reserves Fund
Investor Class shares
  Year 1 ......................    $   73
  Year 3 ......................    $  257
  Year 5 ......................    $  488
  Year 10 .....................    $1,151


Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the investment performance of Pioneer Cash Reserves Fund is comparable to the historical investment performance of your Safeco Fund. For the one, five and ten year periods ended June 30, 2004, Class A shares of Pioneer Cash Reserves Fund had an average annual return of 0.12%, 2.50%, and 3.60%, respectively, compared to an average annual return of the Class A shares and Investor Class shares of 0.42% and 0.51% (one year), 2.82% and 2.86% (five years), and 3.82% and 3.85% (ten years) respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.


     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholders account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.


     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Cash Reserves Fund to 0.71% of average daily net assets. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.


     Fifth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Sixth, the Investor Class shares of Pioneer Cash Reserves Fund received in the Reorganization will provide Safeco Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Cash Reserves Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Cash Reserves Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Cash Reserves Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of June 30, 2004, and the pro forma combined Fund as of June 30, 2004.



                                                                                   Pro Forma
                                              Safeco Money      Pioneer Cash     Pioneer Cash
                                              Market Fund      Reserves Fund     Reserves Fund
                                             June 30, 2004     June 30, 2004     June 30, 2004
                                            ---------------   ---------------   --------------
Total Net Assets (in thousands) .........       286,380             509,605           795,985
 Class A shares .........................         5,488             301,140           301,140
 Class B shares .........................         1,194              89,406            89,406
 Class C shares .........................           124             118,820           118,820
 Investor Class shares ..................       279,574                 N/A           286,380
 Class R shares .........................           N/A                 239               239
Net Asset Value Per Share
 Class A shares .........................         $1.00               $1.00             $1.00
 Class B shares .........................         $1.00               $1.00             $1.00
 Class C shares .........................         $1.00               $1.00             $1.00
 Investor Class shares ..................         $1.00                 N/A             $1.00
 Class R shares .........................           N/A               $1.00             $1.00
Shares Outstanding
 Class A shares .........................       588,000         301,284,833       301,284,833
 Class B shares .........................     1,194,000          89,371,274        89,371,274
 Class C shares .........................       124,000         118,809,103       118,809,103
 Investor Class shares ..................   279,574,000                 N/A       286,380,000
 Class R shares .........................           N/A             239,463           239,463



     It is impossible to predict how many shares of Pioneer Cash Reserves Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Cash Reserves Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Cash Reserves Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Cash Reserves Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        Safeco Municipal Bond Fund and
                          Pioneer Municipal Bond Fund
                                 PROPOSAL 1(g)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.


  Comparison of Safeco Municipal Bond Fund to the Pioneer Municipal Bond Fund


-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Municipal Bond Fund                      Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Tax-Exempt Bond Trust, a    A newly organized diversified open-end
                           diversified open-end management investment     management investment company registered
                           company organized as a Delaware statutory      under the Investment Company Act and
                           trust.                                         organized as a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $550 million                                   None. Pioneer Municipal Bond Fund is newly
 June 30, 2004                                                            organized and does not expect to commence
                                                                          investment operations until the Reorganization
                                                                          occurs.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):     Investment adviser:
 portfolio managers        SAM                                            Pioneer

                           Portfolio Managers:                            Portfolio Managers:
                           Stephen C. Bauer (since 1981 and until         Day-to-day management of Pioneer Municipal
                           August 2, 2004)                                Bond Fund's portfolio is the responsibility of a
                           President and Director, SAM                    team of fixed income portfolio managers led
                                                                          by Kenneth J. Taubes.
                           Mary Metastasio (since 2003 and until
                           July 31, 2004)                                 Mr. Taubes joined Pioneer as a senior vice
                                                                          president in September 1998 and has been an
                           Currently Pioneer is acting as investment      investment professional since 1982.
                           adviser to Safeco Municipal Bond Fund. The
                           Portfolio Manager of the Pioneer Municipal
                           Bond Fund, as indicated in the next column,
                           currently manages your Safeco Fund.
-----------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

                           The investment objective of each Fund is fundamental and cannot be changed without shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Municipal Bond Fund                        Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Primary investments   During normal market conditions, Safeco             Normally, Pioneer Municipal Bond Fund
                       Municipal Bond Fund will not invest less than       invests at least 80% of its net assets in
                       80% of its net assets in obligations the interest   investment grade municipal bonds with a
                       on which is exempt from federal income tax.         maturity of more than one year, that
                                                                           provide income that is exempt from federal
                       To achieve its investment objective, Safeco         income tax.
                       Municipal Bond Fund invests primarily in
                       municipal bonds rated investment grade or           Pioneer Municipal Bond Fund's investments
                       better with average maturities of 15 years          include bonds, notes and other debt
                       or longer.                                          instruments issued by or on behalf of
                                                                           states, counties, municipalities, territories
                       Under normal circumstances, Safeco Municipal        and possessions of the United States and
                       Bond Fund invests:                                  the District of Columbia and their
                                                                           authorities, political subdivisions, agencies
                       o at least 80% of its assets in investment-         or instrumentalities.
                         grade municipal bonds with a maturity of
                         more than one year and the interest on            Pioneer Municipal Bond Fund's investments
                         which is exempt from federal income tax;          may have fixed or variable principal
                         and                                               payments and all types of interest rate
                                                                           payment and reset terms, including fixed
                       o up to 20% of its assets in unrated municipal      and floating rates, inverse floating rate, zero
                         bonds, as long as the adviser determines          coupon, contingent, deferred and payment
                         they are of comparable quality to                 in kind and auction rate features.
                         investment-grade securities.
                                                                           Pioneer Municipal Bond Fund may invest in
                                                                           municipal securities of any maturity,
                                                                           although under normal circumstances it is
                                                                           anticipated that the Fund will generally
                                                                           invest in longer-term investments. Municipal
                                                                           securities with longer maturities are
                                                                           generally more volatile than other fixed
                                                                           income securities with shorter maturities.
-----------------------------------------------------------------------------------------------------------------------------------
                       Each Fund will not invest in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Safeco Municipal Bond Fund                         Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   When evaluating a bond to buy, SAM                   Pioneer considers both broad economic
                         historically considered among other things:          factors and issuer specific factors in selecting
                                                                              a portfolio designed to achieve Pioneer
                         o Yield                                              Municipal Bond Fund's investment objective.
                         o Maturity                                           In assessing the appropriate maturity and
                         o Structural features such as an issuer's right      rating weighting of the Fund's portfolio,
                           to buy the bond back at a stated price (a          Pioneer considers a variety of factors that are
                           "call") or the Fund's right to require the         expected to influence economic activity and
                           issuer to buy the bond back at a stated price      interest rates. These factors include
                           (a "put")                                          fundamental economic indicators, such as the
                         o Credit quality (including the underlying rating    rates of economic growth and inflation,
                           of insured bonds)                                  Federal Reserve monetary policy and the
                         o The project the issuer is financing                relative value of the U.S. dollar compared to
                         o The original offering price                        other currencies.
                         o Any state or local tax exemption
                         o The amount of discount off or premium on           Once Pioneer determines the preferable
                           the stated principal amount of the bond            portfolio characteristics, Pioneer selects
                           represented by the price offered                   individual securities based upon the terms of
                                                                              the securities (such as yields compared to
                         SAM may have used the rating services                U.S. Treasuries or comparable issues),
                         provided by Moody's, S&P, or Fitch. Bond             liquidity and rating and issuer diversification.
                         ratings indicate an issuer's financial strength
                         and ability to meet its debt obligations.            Pioneer also employs due diligence and
                                                                              fundamental research, an evaluation of the
                         Safeco Municipal Bond Fund may sell bonds            issuer based on its financial statements and
                         when:                                                operations, to assess an issuer's credit
                                                                              quality, taking into account financial condition,
                         o They become fully valued                           future capital needs and potential for change
                         o More attractively valued bonds become              in rating.
                           available
                         o Cash is needed to meet shareholder                 In making these portfolio decisions, Pioneer
                           redemptions                                        relies on the knowledge, experience and
                                                                              judgment of its staff who have access to a
                         Because it often takes years for attractive          wide variety of research.
                         relative valuations to be recognized by the
                         municipal securities market, turnover of the
                         Fund's portfolio can be low.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Municipal Bond Fund                         Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Other investments   Safeco Municipal Bond Fund will limit its           At times, more than 25% of Pioneer Municipal
                     investment in municipal obligations the interest    Bond Fund's assets may be invested in the
                     on which is payable from the revenues of            same market segment, such as financials. To
                     similar types of projects less than 25% of each     the extent the Fund emphasizes investments in
                     Funds' total assets. As a matter of operating       a market segment, the Fund will be subject to
                     policy, "similar types of projects" may include     a greater degree to the risks particular to the
                     sports, convention or trade show facilities;        industries in that segment, and may
                     airports or mass transportation; sewage or          experience greater market fluctuation, than a
                     solid waste disposal facilities; or air and water   fund without the same focus. For example,
                     pollution control projects.                         industries in the financial segment, such as
                                                                         banks, insurance companies, broker-dealers
                     Safeco Municipal Bond Fund may invest in any        and REITs, may be sensitive to changes
                     of the following short-term, tax-exempt             in interest rates and general economic
                     obligations: municipal notes of issuers rated, at   activity and are subject to extensive
                     the time of the purchase, within one of the         government regulation.
                     three highest grades assigned by a nationally
                     recognized statistical rating organization          Pioneer Municipal Bond Fund may invest up
                     ("NRSRO"); unrated municipal notes offered by       to 10% of its net assets in debt securities
                     issuers having outstanding municipal bonds          rated below investment grade or, if unrated, of
                     rated within one of the three highest grades        equivalent quality as determined by Pioneer.
                     assigned by an NRSRO; notes issued by or on         Debt securities rated below investment grade
                     behalf of municipal issuers that are guaranteed     are commonly referred to as "junk bonds" and
                     by the U.S. government; tax-exempt                  are considered speculative. Below investment
                     commercial paper assigned one of the two            grade debt securities involve greater risk of
                     highest grades by an NRSRO; certificates of         loss, are subject to greater price volatility and
                     deposit issued by banks with assets of              are less liquid, especially during periods of
                     $1,000,000,000 or more; and municipal               economic uncertainty or change, than higher
                     obligations that have a maturity of one year or     quality debt securities.
                     less from the date of purchase.
                                                                         Pioneer Municipal Bond Fund may invest up
                                                                         to 10% of its net assets in inverse floating
                                                                         rate obligations (a type of derivative
                                                                         instrument). Inverse floating rate obligations
                                                                         represent interests in tax-exempt bonds. The
                                                                         interest rate on inverse floating rate
                                                                         obligations will generally decrease as short-
                                                                         term interest rates increase, and increase as
                                                                         short-term rates decrease. Due to their
                                                                         leveraged structure, the sensitivity of the
                                                                         market value of an inverse floating rate
                                                                         obligation to changes in interest rates is
                                                                         generally greater than a comparable long-term
                                                                         bond issued by the same municipality and
                                                                         with similar credit quality, redemption and
                                                                         maturity provisions. Inverse floating rate
                                                                         obligations may be volatile and involve
                                                                         leverage risk.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Safeco Municipal Bond Fund                        Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                           Each Fund may invest in obligations of the U.S. government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

                           Each Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of each Fund's total assets.
-----------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive       Safeco Municipal Bond Fund may hold cash or        Pioneer Municipal Bond Fund may invest all or
 strategies                as a temporary defensive measure when              part of its assets in securities with remaining
                           market conditions so warrant.                      maturities of less than one year, cash
                                                                              equivalents or may hold cash.
-----------------------------------------------------------------------------------------------------------------------------------
 Diversification           Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
-----------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Municipal Bond Fund will not invest
 securities                action the value of the following securities, in   more than 10% of its net assets in illiquid
                           the aggregate, would exceed 10% of Safeco          and other securities that are not readily
                           Municipal Bond Fund's net assets, the Fund         marketable. Repurchase agreements maturing
                           will not (i) purchase securities for which there   in more than seven days will be included for
                           is no readily available market, (ii) purchase      purposes of the foregoing limit. Securities
                           time deposits maturing in more than seven          subject to restrictions on resale under the
                           days, (iii) purchase over-the-counter (OTC)        1933 Act, are considered illiquid unless they
                           options or hold assets set aside to cover OTC      are eligible for resale pursuant to Rule 144A
                           options written by the Fund, (iv) enter into       or another exemption from the registration
                           repurchase agreements maturing in more than        requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real     determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         Safeco Municipal Bond Fund                        Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Borrowing   Safeco Municipal Bond Fund may borrow             Pioneer Municipal Bond Fund may not borrow
             money (i) from banks or (ii) by engaging in       money, except on a temporary basis and to
             reverse repurchase agreements.                    the extent permitted by applicable law, as
                                                               amended and interpreted or modified from
                                                               time to time by any regulatory authority
                                                               having jurisdiction.

                                                               Under current regulatory requirements,
                                                               Pioneer Municipal Bond Fund may: (a) borrow
                                                               from banks or through reverse repurchase
                                                               agreements in an amount up to 33 1/3% of the
                                                               fund's total assets (including the amount
                                                               borrowed); (b) borrow up to an additional 5%
                                                               of the fund's assets for temporary purposes;
                                                               (c) obtain such short-term credits as are
                                                               necessary for the clearance of portfolio
                                                               transactions; (d) purchase securities on
                                                               margin to the extent permitted by applicable
                                                               law; and (e) engage in transactions in
                                                               mortgage dollar rolls that are accounted for
                                                               as financings.
-----------------------------------------------------------------------------------------------------------------------------------
 Lending     Safeco Municipal Bond Fund may lend               Pioneer Municipal Bond Fund may not make
             securities to qualified institutional investors   loans, except that the Fund may (i) lend
             with a value of up to 33% of the Fund's total     portfolio securities in accordance with the
             assets.                                           Fund's investment policies, (ii) enter into
                                                               repurchase agreements, (iii) purchase all or a
                                                               portion of an issue of publicly distributed debt
                                                               securities, bank loan participation interests,
                                                               bank certificates of deposit, bankers'
                                                               acceptances, debentures or other securities,
                                                               whether or not the purchase is made upon the
                                                               original issuance of the securities, (iv)
                                                               participate in a credit facility whereby the Fund
                                                               may directly lend to and borrow money from
                                                               other affiliated funds to the extent permitted
                                                               under the Investment Company Act or an
                                                               exemption therefrom, and (v) make loans in
                                                               any other manner consistent with applicable
                                                               law, as amended and interpreted or modified
                                                               from time to time by any regulatory authority
                                                               having jurisdiction.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Safeco Municipal Bond Fund                  Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments          Safeco Municipal Bond Fund may not purchase       Pioneer Municipal Bond Fund may use futures
                                 securities on margin. However, the Fund may       and options on securities, indices and
                                 (i) obtain short-term credits as necessary to     currencies, forward currency exchange
                                 clear its purchases and sales of securities, and  contracts and other derivatives. The Fund
                                 (ii) make margin deposits in connection with      does not use derivatives as a primary
                                 its use of financial options and futures,         investment technique and generally limits their
                                 forward and spot currency contracts, swap         use to hedging. However, the Fund may use
                                 transactions and other financial contracts or     derivatives for a variety of non-principal
                                 derivative instruments.                           purposes, including:

                                                                                   o As a hedge against adverse changes in
                                                                                     stock market prices, interest rates or
                                                                                     currency exchange rates
                                                                                   o As a substitute for purchasing or selling
                                                                                     securities
                                                                                   o To increase the Fund's return as a non-
                                                                                     hedging strategy that may be considered
                                                                                     speculative
-----------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------------------
                                          Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases under $1,000,000 of Class A shares      The Investor Class shares of Pioneer
                                 of Safeco Municipal Bond Fund are subject to      Municipal Bond Fund you receive in the
                                 a 4.50% front-end sales charge.                   Reorganization will not be subject to any sales
                                                                                   charge. Moreover, if you own shares in your
                                 A contingent deferred sales charge of up to       own name as of the closing of the
                                 5.00% if you redeem Class B shares within six     Reorganization (i.e., not in the name of a
                                 years of purchase.                                broker or other intermediary) and maintain
                                                                                   your account, you may purchase Class A
                                 A contingent deferred sales charge of up to       shares of Pioneer Municipal Bond Fund and
                                 1.00% if you redeem Class C shares within         Class A shares of any fund in the Pioneer
                                 one year of purchase.                             family of funds through such account in the
                                                                                   future without paying any sales charge.
                                 Purchases of Investor Class shares of the Fund
                                 are not subject to a sales load.                  Except as described above, Class A shares of
                                                                                   Pioneer Municipal Bond Fund are subject to a
                                 The Fund assesses a mandatory redemption          front-end sales charge of up to 4.50%.
                                 fee of 2%, as a percentage of the amount
                                 redeemed or exchanged, on Class A and
                                 Investor Class shares held less than 30 days.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Safeco Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Municipal Bond Fund pays an advisory         Pioneer Municipal Bond Fund pays Pioneer a
                             fee on a monthly basis at an annual rate as         management monthly fee at an annual rate
                             follows:                                            equal to the Fund's average daily net assets as
                                                                                 follows:
                             $0-$250,000,000:                   0.50 of 1%
                             $250,000,001-$750,000,000:         0.45 of 1%       $0-$250,000,000:                         0.50%
                             Over $750,000,000:                 0.40 of 1%       $ 250,000,001-$750,000,000:              0.45%
                                                                                 Over $750,000,000:                       0.40%
                             SAM serves as administrator and fund
                             accounting agent for the Fund. The Fund pays        In addition, the Fund reimburses Pioneer for
                             SAM an administrative services fee of 0.05%         certain fund accounting and legal expenses
                             of the Fund's average daily net assets up to the    incurred on behalf of the Fund and pays a
                             first $200,000,000 and 0.01% of its net assets      separate shareholder servicing/transfer agency
                             thereafter, and an accounting fee of 0.04% of       fee to PIMSS, an affiliate of Pioneer.
                             the Fund's average daily net assets up to the
                             first $200,000,000 and 0.01% of its net assets      Pioneer has agreed until the second
                             thereafter.                                         anniversary of the closing of the
                                                                                 Reorganization to limit the expenses
                             During its most recent fiscal year, Safeco          (excluding extraordinary expenses) of the
                             Municipal Bond Fund paid aggregate advisory         Investor Class to 0.62% of the average daily
                             and administration fees at an average rate of       net assets attributable to the Investor Class.
                             0.51% of average daily net assets.
                                                                                 The Investor Class shares to be issued in the
                             SAM had contractually agreed until April 30,        Reorganization will convert to Class A shares
                             2009, to pay certain fund operating expenses        after two years. Class A shares will have
                             (but not all of the operating expenses of the       higher expenses per share than Investor Class
                             Fund) that exceeded the rate of 0.40% per           shares due to the Rule 12b-1 Plan.
                             annum of the Fund's average daily net assets.
                             This arrangement included all fund operating
                             expenses except management fees, Rule 12b-1
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             A shares were 0.87%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             B shares were 1.66%.

                             For the fiscal year ended December 31, 2003, the Fund's annual operating expenses for Class
                             C shares, after giving effect to the expense limitation were 1.87%, and without given effect to the expense limitation, were 43.13%.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares were 0.61%.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Municipal Bond Fund                       Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares of Safeco Municipal Bond        You may buy shares from any investment firm
                      Fund directly through Safeco Securities or         that has a sales agreement with PFD, Pioneer
                      through brokers, registered investment             Municipal Bond Fund's distributor. Existing
                      advisers, banks and other financial institutions   shareholders of Safeco Municipal Bond Fund
                      that have entered into selling agreements with     who own shares in their own name as of the
                      the Fund's principal underwriter, as described     closing date of the Reorganization and who
                      in the Fund's prospectus.                          maintain their accounts may buy shares of
                                                                         any fund in the Pioneer family of funds
                      Certain account transactions may be done by        through such accounts in the future without
                      telephone.                                         paying sales charges.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Municipal Bond Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer
                      acquire through dividend reinvestment or other     Municipal Bond Fund without incurring any fee
                      fund distributions.                                on the exchange with the more than 62 other
                                                                         Pioneer Funds. Your exchange would be for
                      Certain account transactions may be done by        Class A shares, which is subject to Rule
                      telephone.
                                                                         12b-1 fees. An exchange generally is treated
                                                                         as a sale and a new purchase of shares for
                                                                         federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Municipal
                                                                         Bond Fund for shares of other Pioneer Funds
                                                                         by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                      -------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                      Municipal Bond Fund directly in writing or by      request to sell shares to PIMSS. You can
                      contacting a financial intermediary as described   also sell your shares by contacting the Fund
                      in the Fund's prospectus.                          directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Municipal Bond
                                                                         Fund by telephone or online.
-----------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment or the Fund could fail to generate high current income if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

     o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

     o New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations

     Investing in mutual fund shares is not the same as making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Fund.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.


Past Performance


     Set forth below is performance information for Safeco Municipal Bond Fund. The bar chart shows how Safeco Municipal Bond Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for Safeco Municipal Bond Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results. The bar chart gives an indication of the risks of investing in the Safeco Municipal Bond Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Pioneer Municipal Bond Fund has not commenced investment operations.


                 Safeco Municipal Bond Fund -- Investor Class

                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]


'94    -8.25%
'95    21.48
'96     3.18
'97    10.68
'98     6.35
'99    -6.18
'00    14.17
'01     5.30
'02    10.33
'03     5.96



* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 8.82% for the quarter ended March 31, 1995, and the lowest quarterly return was -6.77% for the quarter ended March 31, 1994.

                          Safeco Municipal Bond Fund
             Average Annual Total Returns as of December 31, 2003


----------------------------------------------------------------------------------------------
                                                            1 Year      5 Years     10 Years
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Class A shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                          0.91%       4.38%       5.20%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                       0.65%       4.24%       5.07%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                      2.24%       4.34%       5.09%
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Class B shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                         -0.07%       4.21%       5.23%
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Class C shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                          3.89%       4.54%       5.13%
----------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund, Investor Class shares
----------------------------------------------------------------------------------------------
 Return Before Taxes                                          5.96%       5.69%       5.97%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions(1)                       5.68%       5.55%       5.83%
----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and
  Sale of Fund Shares(1)                                      5.70%       5.53%       5.81%
----------------------------------------------------------------------------------------------
 Lehman Brothers Long Municipal Bond Index(2)
  (reflects no deduction for fees, expenses or taxes)         6.13%       5.95%       6.40%
----------------------------------------------------------------------------------------------


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Long Municipal Bond Index, an unmanaged index of bonds with a minimum credit rating of BAA3 issued as part of a deal of at least $50 million, having an amount of at least $5 million and maturing in 22 or more years, is for reference only and does not mirror the Fund's investments.

     The most recent portfolio manager's discussion of Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for the period ended December 31, 2003 and (ii) for Pioneer Municipal Bond Fund, the expenses of Pioneer Municipal Bond Fund for the period ended December 31, 2003. Future estimated expenses for all share classes may be greater or less.



                                                                                                                     Pro Forma
                                                               Safeco      Safeco      Safeco         Safeco           Pioneer
                                                             Municipal   Municipal   Municipal       Municipal        Municipal
                                                             Bond Fund   Bond Fund   Bond Fund       Bond Fund        Bond Fund
Shareholder transaction fees                                  Class A     Class B     Class C     Investor Class   Investor Class(9)
(paid directly from your investment)                        ----------   ---------   ---------    --------------   -----------------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .............................    4.50%(6)     None        None            None            None(1)
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ................................    None         5.00%(7)    1.00%(8)        None             None
Redemption fees for shares held less than 30 days .........    2.00%        None        None            2.00%             N/A
Wire redemption fee .......................................     $20(4)       $20(4)      $20(4)          $20(4)           $10
Annual low balance fee ....................................     $12(5)       $12(5)      $12(5)          $12(5)           N/A
Annual fund operating expenses (deducted from
 fund assets) (as a % of average net assets)
Management fee ............................................    0.47%        0.47%       0.47%           0.47%            0.50%
Distribution and service (12b-1) fee ......................    0.25%        1.00%       1.00%           None             None
Other expenses ............................................    0.15%        0.19%      41.66%           0.14%            0.19%
Total fund operating expenses .............................    0.87%        1.66%      43.13%           0.61%            0.69%
Expense reimbursement/reduction ...........................    None(2)      None(2)    41.26%(2)        None(2)          0.07%(3)
Net fund operating expenses ...............................    0.87%        1.66%       1.87%           0.61%            0.62%



----------

(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Municipal Bond Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Municipal Bond Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Municipal Bond Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.40% per annum of the Fund's average daily net assets. This arrangement included all fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Municipal Bond Fund to 0.62% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once each year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) Purchases of $1,000,000 or more of Class A shares of your Safeco Fund are not subject to a front-end sales charge, but a 1.00% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified retirement plans.

(7) The contingent deferred sales charge on Class B shares of your Safeco Fund reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


(8) The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.


(9) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Municipal Bond Fund and two years for Pioneer Municipal Bond Fund and
(f) and the Investor Class shares of Pioneer Municipal Bond Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



  Example
                           Safeco Municipal Bond Fund
  Class A shares
  Year 1 ......................                   $535
  Year 3 ......................                   $715
  Year 5 ......................                   $911
  Year 10 .....................                 $1,474

  Class B shares                  With redemption      Without redemption
  Year 1 ......................       $  669               $  169
  Year 3 ......................       $  823               $  523
  Year 5 ......................       $1,102               $  902
  Year 10 .....................       $1,561               $1,561

  Class C shares                  With redemption      Without redemption
  Year 1 ......................       $  290               $  190
  Year 3 ......................       $  588               $  588
  Year 5 ......................       $1,011               $1,011
  Year 10 .....................       $2,190               $2,190

  Investor Class shares
  Year 1 ......................                    $62
  Year 3 ......................                   $226
  Year 5 ......................                    $32
  Year 10 .....................                 $1,025

                      Pro Forma Pioneer Municipal Bond Fund
  Investor Class shares
  Year 1 ......................                    $63
  Year 3 ......................                   $255
  Year 5 ......................                   $521
  Year 10 .....................                 $1,281


Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.


     First, SAM, the investment adviser to the Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the significant experience and resources of Pioneer in managing portfolios of tax exempt securities. At September 30, 2004, Pioneer Managed Portfolio of tax exempt securities with total assets of approximately $ 1.5 billion.


     Third, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Municipal Bond Fund to 0.62% of average daily net assets. This expense ratio is lower than both the gross expenses and expenses net of expense reimbursement of the Class A shares. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Fifth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Sixth, the Investor Class shares of Pioneer Municipal Bond Fund received in the Reorganization will provide Safeco Municipal Bond Fund shareholders with exposure to substantially the same investment product as they currently have.

     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Municipal Bond Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Municipal Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Pioneer Municipal Bond Fund and its shareholders.

                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and the pro forma combined Fund as of September 30, 2004.



                                                 Safeco                                  Pro Forma
                                                Municipal        Pioneer Municipal   Pioneer Municipal
                                                Bond Fund            Bond Fund           Bond Fund
                                           September 30, 2004   September 30, 2004   September 30, 2004
                                          -------------------   ------------------   ------------------
Total Net Assets (in thousands) .........        $538,962               N/A              $538,962
 Class A shares .........................        $  8,028               N/A                  N/A
 Class B shares .........................        $  2,639               N/A                  N/A
 Class C shares .........................        $    160               N/A                  N/A
 Investor Class shares ..................        $528,134               N/A              $538,962
Net Asset Value Per Share
 Class A shares .........................        $  14.40               N/A                  N/A
 Class B shares .........................        $  14.36               N/A                  N/A
 Class C shares .........................        $  14.36               N/A                  N/A
 Investor Class shares ..................        $  14.38               N/A              $  14.38
Shares Outstanding
 Class A shares .........................         557,381               N/A                  N/A
 Class B shares .........................         183,755               N/A                  N/A
 Class C shares .........................          11,125               N/A                  N/A
 Investor Class shares ..................      36,719,082               N/A            37,479,972



     It is impossible to predict how many shares of Pioneer Municipal Bond Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Municipal Bond Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Municipal Bond Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Municipal Bond Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                     Safeco Tax-Free Money Market Fund and
                      Pioneer Tax Free Money Market Fund

                                 PROPOSAL 1(h)


               Approval of Agreement and Plan of Reorganization

                                    SUMMARY


     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2 because they contain details that are not in the summary.

     The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     In the table below, if a row extends across the entire table, the policy disclosed applies to both your Safeco Fund and the Pioneer Fund.

Comparison of Safeco Tax-Free Money Market Fund to the Pioneer Tax Free Money
                                  Market Fund



------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Tax-Free Money Market Fund                 Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Business                  A series of Safeco Money Market Trust, a           A newly organized diversified open-end
                           diversified open-end management investment         management investment company registered
                           company organized as a Delaware statutory          under the Investment Company Act and
                           trust.                                             organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
 Net assets as of          $61 million                                        None. The Pioneer Tax Free Money Market
 June 30, 2004                                                                Fund is newly organized and does not expect
                                                                              to commence investment operations until the
                                                                              Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
 Investment advisers and   Investment adviser (until August 2, 2004):         Investment adviser:
 portfolio managers        SAM                                                Pioneer

                           Portfolio Managers:                                Portfolio Manager:
                           Mary Metastasio (since 1987 and until              Day-to-day management of the Fund's
                           August 2, 2004)                                    portfolio is the responsibility of a team of
                                                                              fixed income portfolio managers led by
                           Stephen C. Bauer, CFA (since 2003 and until        Kenneth J. Taubes.
                           August 2, 2004)
                                                                              Mr. Taubes joined Pioneer as a senior vice
                           Currently Pioneer is acting as investment          president in 1998 and has been an investment
                           adviser to Safeco Tax-Free Money Market Fund.      professional since 1982.
                           The Portfolio Managers of the Pioneer Tax Free
                           Money Market Fund, as indicated in the next
                           column, currently manages your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Investment objective      Each Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
                           Safeco Tax-Free Money Market Fund provides         Pioneer Tax Free Money Market Fund's
                           written notice to shareholders at least 60 days    investment policy of investing at least 80% of
                           prior to any change to its investment objective    its net assets in high quality, money market
                           as described above.                                securities that pay interest that is exempt from
                                                                              federal income tax is fundamental and may
                                                                              not be changed without shareholder approval.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Safeco Tax-Free Money Market Fund                  Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Primary investments     To achieve its investment objective, Safeco        Pioneer Tax Free Money Market Fund seeks
                         Tax-Free Money Market Fund will purchase           to maintain a constant net asset value of
                         only high-quality securities having minimal        $1.00 per share by investing, under normal
                         credit risk with remaining maturities of 397       circumstances, at least 80% of its net assets
                         days or less.                                      in high-quality, money market securities that
                                                                            pay interest that is exempt from federal
                                                                            income tax. These investments include bonds,
                                                                            notes and other debt instruments issued by or
                                                                            on behalf of states, counties, municipalities,
                                                                            territories and possessions of the United
                                                                            States and the District of Columbia and their
                                                                            authorities, political subdivisions, agencies or
                                                                            instrumentalities.

                                                                            Pioneer Tax Free Money Market Fund invests
                                                                            exclusively in securities with a maximum
                                                                            remaining maturity of 397 days and maintains
                                                                            a dollar-weighted average portfolio maturity of
                                                                            90 days or less. The Fund's investments may
                                                                            have fixed, floating or variable interest rates.
------------------------------------------------------------------------------------------------------------------------------------
 Investment strategies   Safeco Tax-Free Money Market Fund may              Pioneer Tax Free Money Market Fund may
                         purchase only high-quality securities that the     invest in any money market instrument that is
                         investment adviser believes present minimal        a permissible investment for a money market
                         credit risks. To be considered high quality, a     fund under the rules of the SEC. The Fund
                         security must be rated, or the issuer must         invests in money market securities rated in
                         have received a rating for a comparable short-     one of the two highest rating categories for
                         term security, in accordance with applicable       short-term debt by a NRSRO or, if unrated,
                         rules, in one of the two highest categories for    determined to be of equivalent credit quality
                         short-term securities by at least two nationally   by Pioneer.
                         recognized statistical rating organizations
                         ("NRSRO") (or by one, if one rating service        In selecting Pioneer Tax Free Money Market
                         has rated the security); or, if unrated, the       Fund's portfolio, Pioneer complies with the
                         security must be judged by the investment          rating, maturity and diversification
                         adviser to be of equivalent quality.               requirements applicable to money market
                                                                            funds. Within those limits, Pioneer's
                         Safeco Tax-Free Money Market Fund may              assessment of broad economic factors that
                         invest in:                                         are expected to affect economic activity and
                                                                            interest rates influence its securities selection.
                         o Variable and floating rate instruments that      Pioneer also employs due diligence and
                           change interest rates periodically to keep       fundamental research, an evaluation of the
                           their market value near par. Municipal notes     issuer based on its financial statements and
                           that have a maturity of one year or less from    operations, to assess an issuer's credit quality.
                           the date of purchase
                         o Put bonds, which allow the holder to redeem
                           the issue on specified dates before maturity
                           and receive full face value
                         o Tax-exempt commercial paper
                         o Restricted securities that are exempt from
                           registration requirements and eligible for
                           resale to qualified institutional investors,
                           such as mutual funds under Rule 144A of
                           Section 4(2)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                Safeco Tax-Free Money Market Fund                Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investments     Safeco Tax-Free Money Market Fund will limit       Pioneer Tax Free Money Market Fund may
                       its investment in municipal obligations the        invest up to 20% of its net assets in U.S.
                       interest on which is payable from the revenues     dollar denominated securities issued by
                       of similar types of projects to less than 25% of   non-U.S. entities, such as non-U.S. banks and
                       the Fund's total assets. As a matter of            corporate issuers.
                       operating policy, "similar types of projects"
                       may include sports, convention or trade show       Pioneer Tax Free Money Market Fund will not
                       facilities; airports or mass transportation;       invest in securities whose interest is subject
                       sewage or solid waste disposal facilities;         to the alternative minimum tax.
                       or airand water pollution control projects.

                       Safeco Tax-Free Money Market Fund may
                       invest in any of the following types of short-
                       term, tax-exempt obligations: municipal notes
                       of issuers rated, at the time of purchase, within
                       one of the three highest grades assigned by a
                       NRSRO; unrated municipal notes offered by
                       issuers having outstanding municipal bonds
                       rated within one of the three highest grades
                       assigned by an NRSRO; notes issued by or on
                       behalf of municipal issuers that are guaranteed
                       by the U.S. government; tax-exempt
                       commercial paper assigned one of the two
                       highest grades by an NRSRO; certificates of
                       deposit issued by banks with assets of
                       $1,000,000,000 or more; and municipal
                       obligations that have a maturity of one year or
                       less from the date of purchase.
------------------------------------------------------------------------------------------------------------------------------------
                       Each Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two NRSROs; (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3)
                       unrated, but determined by the adviser to be of comparable quality.

                       Each Fund may not invest more than 5% of its total assets in second tier securities. In addition, the each Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

                       Each Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.
------------------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   Safeco Tax-Free Money Market Fund may hold         Pioneer Tax Free Money Market Fund may
 strategies            cash or invest in high-quality, short-term         invest all or part of its assets in securities
                       securities issued by an agency or                  with remaining maturities of less than one
                       instrumentality of the U.S. government, high-      year, cash equivalents or may hold cash.
                       quality commercial paper, certificates of
                       deposit, shares of no-load, open-end money
                       market funds, or repurchase agreements as a
                       temporary defensive measure when market
                       conditions so warrant.
------------------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is diversified for the purpose of the Investment Company Act, and each Fund is subject to diversification requirements under the Code.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Safeco Tax-Free Money Market Fund                  Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Industry concentration    Each Fund will not make investments that will result in the concentration (as that term may be defined in the Investment Company Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.
------------------------------------------------------------------------------------------------------------------------------------
 Restricted and illiquid   If immediately after and as a result of such       Pioneer Tax Free Money Market Fund will not
 securities                action the value of the following securities, in   invest more than 10% of its net assets in
                           the aggregate, would exceed 10% of Safeco          illiquid and other securities that are not readily
                           Tax-Free Money Market Fund's net assets, the       marketable. Repurchase agreements maturing
                           Fund will not (i) purchase securities for which    in more than seven days will be included for
                           there is no readily available market, (ii)         purposes of the foregoing limit. Securities
                           purchase time deposits maturing in more than       subject to restrictions on resale under the
                           seven days, (iii) purchase over-the-counter        1933 Act, are considered illiquid unless they
                           (OTC) options or hold assets set aside to cover    are eligible for resale pursuant to Rule 144A
                           OTC options written by the Fund, (iv) enter into   or another exemption from the registration
                           repurchase agreements maturing in more than        requirements of the 1933 Act and are
                           seven days, or (v) invest in interests in real     determined to be liquid by Pioneer.
                           estate investment trusts which are not readily
                           marketable or interests in real estate limited
                           partnerships which are not listed or traded on
                           the NASDAQ Stock Market.
------------------------------------------------------------------------------------------------------------------------------------
 Borrowing                 Safeco Tax-Free Money Market Fund may              Pioneer Tax Free Money Market Fund may not
                           borrow money (i) from banks or (ii) by             borrow money, except on a temporary basis
                           engaging in reverse repurchase agreements.         and to the extent permitted by applicable law,
                                                                              as amended and interpreted or modified from
                                                                              time to time by any regulatory authority
                                                                              having jurisdiction. Under current regulatory
                                                                              requirements, the Fund may: (a) borrow from
                                                                              banks or through reverse repurchase
                                                                              agreements in an amount up to 33 1/3% of the
                                                                              Fund's total assets (including the amount
                                                                              borrowed); (b) borrow up to an additional 5%
                                                                              of the Fund's assets for temporary purposes;
                                                                              (c) obtain such short-term credits as are
                                                                              necessary for the clearance of portfolio
                                                                              transactions; (d) purchase securities on
                                                                              margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                   Safeco Tax-Free Money Market Fund                 Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Lending                  Safeco Tax-Free Money Market Fund may lend         Pioneer Tax Free Money Market Fund may not
                          securities to qualified institutional investors    make loans, except that the Fund may (i) lend
                          with a value of up to 33% of the Fund's            portfolio securities in accordance with the
                          total assets.                                      Fund's investment policies, (ii) enter into
                                                                             repurchase agreements, (iii) purchase all or a
                                                                             portion of an issue of publicly distributed debt
                                                                             securities, bank loan participation interests,
                                                                             bank certificates of deposit, bankers'
                                                                             acceptances, debentures or other securities,
                                                                             whether or not the purchase is made upon the
                                                                             original issuance of the securities, (iv)
                                                                             participate in a credit facility whereby the Fund
                                                                             may directly lend to and borrow money from
                                                                             other affiliated funds to the extent permitted
                                                                             under the Investment Company Act or an
                                                                             exemption therefrom, and (v) make loans in
                                                                             any other manner consistent with applicable
                                                                             law, as amended and interpreted or modified
                                                                             from time to time by any regulatory authority
                                                                             having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
 Derivative instruments   Safeco Tax-Free Money Market Fund may not          Pioneer Tax Free Money Market Fund may use
                          purchase securities on margin. However, the        futures and options on securities, indices and
                          Fund may (i) obtain short-term credits as          currencies, forward currency exchange
                          necessary to clear its purchases and sales of      contracts and other derivatives. The Fund
                          securities, and (ii) make margin deposits in       does not use derivatives as a primary
                          connection with its use of financial options and   investment technique and generally limits their
                          futures, forward and spot currency contracts,      use to hedging. However, the Fund may use
                          swap transactions and other financial contracts    derivatives for a variety of non-principal
                          or derivative instruments.                         purposes, including:
                                                                             o As a hedge against adverse changes in
                                                                               stock market prices, interest rates or
                                                                               currency exchange rates
                                                                             o As a substitute for purchasing or selling
                                                                               securities
                                                                             o To increase the Fund's return as a non-
                                                                               hedging strategy that may be considered
                                                                               speculative
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Safeco Tax-Free Money Market Fund               Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Other investment policies and   As described above, the Funds have substantially similar principal investment strategies and
 restrictions                    policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-
                                 fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
 Sales charges                   Purchases of Investor Class shares of Safeco    The Investor Class shares of Pioneer Tax Free
                                 Tax-Free Money Market Fund are not subject to   Money Market Fund you receive in the
                                 a sales load.                                   Reorganization will not be subject to any sales
                                                                                 charge. Moreover, if you own shares in your
                                                                                 own name as of the closing of the
                                                                                 Reorganization (i.e., not in the name of a
                                                                                 broker or other intermediary) and maintain
                                                                                 your account, you may purchase Class A
                                                                                 shares of Pioneer Tax Free Money Market
                                                                                 Fund and Class A shares of any fund in the
                                                                                 Pioneer family of funds through such account
                                                                                 in the future without paying any sales charge.
                                                                                 In general, Class A shares of Pioneer Tax Free
                                                                                 Money Market Fund are not subject to a
                                                                                 front-end sales charge.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Safeco Tax-Free Money Market Fund                 Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Management and other fees   Safeco Tax-Free Money Market Fund pays              Pioneer Tax Free Money Market Fund pays
                             advisory fee on a monthly basis at an annual        Pioneer a management fee equal to 0.40% of
                             rate as follows:                                    the Fund's average daily net assets.
                             $0-$250,000,000:                  0.50 of 1%
                             $250,000,001-$750,000,000:        0.45 of 1%        In addition, Pioneer Tax Free Money Market
                             $750,000,001-$1,250,000,000:      0.40 of 1%        Fund reimburses Pioneer for certain
                             Over $1,250,000,000:              0.35 of 1%        fund accounting and legal expenses incurred
                                                                                 on behalf of the Fund and pays a separate
                             SAM serves as administrator and fund                shareholder servicing/transfer agency fee to
                             accounting agent for Safeco Tax-Free Money          PIMSS, an affiliate of Pioneer.
                             Market Fund. The Fund pays SAM an
                             administrative services fee of 0.05% of the         Pioneer has agreed until the second
                             Fund's average daily net assets up to the first     anniversary of the closing of the
                             $200,000,000 and 0.01% of its net assets            Reorganization to limit the ordinary expenses
                             thereafter, and an accounting fee of 0.04% of       (excluding extraordinary expenses) of the
                             the Fund's average daily net assets up to the       Investor Class to 0.65% of the average daily
                             first $200,000,000 and 0.01% of its net assets      net assets attributable to the Investor Class.
                             thereafter.
                                                                                 The Investor Class shares to be issued in the
                             During its most recent fiscal year, Safeco          Reorganization will convert to Class A shares
                             Tax-Free Money Market Fund paid aggregate           after two years. Class A shares will have
                             advisory and administration fees at an average      higher expenses per share than Investor Class
                             rate of 0.59% of average daily net assets.          shares due to the Rule 12b-1 Plan. In
                                                                                 addition, although Pioneer has agreed to limit
                             SAM had contractually agreed until April 30,        the expenses attributable to Investor Class
                             2009, to pay certain Fund operating expenses        shares, Pioneer is not required to limit the
                             (but not all of the operating expenses of the       expenses attributable to Class A shares.
                             Fund) that exceeded the rate of 0.30% per
                             annum of the Fund's average daily net assets.
                             This arrangement included all fund operating
                             expenses except management fees, Rule 12b-1
                             fees, brokerage commissions, interest, and
                             extraordinary expenses.

                             Beginning in 2003, SAM began voluntarily reimbursing the fund for all expenses that exceeded 0.65% of average daily net assets.

                             For the fiscal year ended December 31, 2003,
                             the Fund's annual operating expenses for
                             Investor Class shares, after giving effect to the
                             voluntary reimbursement were 0.65%, and
                             without giving effect to the expense limitation,
                             were 0.74%.
------------------------------------------------------------------------------------------------------------------------------------
 Distribution and service    Investor Class shares of each Fund are not subject to a Rule 12b-1 fee. Pioneer Investor Class
 (12b-1) fee                 shares will convert into Class A shares after two years. Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.25% annually of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Safeco Tax-Free Money Market Fund                Pioneer Tax Free Money Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Buying shares        You may buy shares of Safeco Tax-Free Money        You may buy shares from any investment firm
                      Market Fund directly through Safeco Securities,    that has a sales agreement with PFD. Existing
                      or through brokers, registered investment          shareholders of Safeco Tax-Free Money
                      advisers, banks and other financial institutions   Market Fund who own shares in their own
                      that have entered into selling agreements with     name as of the closing date of the
                      the Fund's principal underwriter, as described     Reorganization and who maintain their
                      in the Fund's prospectus.                          accounts may buy shares of any fund in
                                                                         the Pioneer family of funds through such
                      Certain account transactions may be done by        accounts in the future without paying
                      telephone                                          sales charges.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also purchase additional shares of Pioneer
                                                                         Tax Free Money Market Fund by telephone
                                                                         or online.
------------------------------------------------------------------------------------------------------------------------------------
 Exchange privilege   There are no sales charges on shares you           You may exchange shares of Pioneer Tax Free
                      acquire through dividend reinvestment or other     Money Market Fund without incurring any fee
                      fund distributions.                                on the exchange with the more than 62 other
                                                                         Pioneer Funds. Your exchange would be for
                      Certain account transactions may be done           Class A shares, which would be subject to a
                      by telephone.                                      Rule 12b-1 fee. An exchange generally is
                                                                         treated as a sale and a new purchase of
                                                                         shares for federal income tax purposes.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also exchange shares of Pioneer Tax Free
                                                                         Money Market Fund for shares of other
                                                                         Pioneer Funds by telephone or online.
------------------------------------------------------------------------------------------------------------------------------------
 Selling shares       Investor Class shares will be sold at net asset value per share next calculated after the Fund receives your request in good order.
                      --------------------------------------------------------------------------------------------------------------
                      You may sell your shares by contacting Safeco      Normally, your investment firm will send your
                      Tax-Free Money Market Fund directly in writing     request to sell shares to PIMSS. You can also
                      or by contacting a financial intermediary as       sell your shares by contacting the Fund
                      described in the Fund's prospectus.                directly if your account is registered in
                                                                         your name.

                                                                         If the account is established in the
                                                                         shareholder's own name, shareholders may
                                                                         also redeem shares of Pioneer Tax Free
                                                                         Money Market Fund by telephone or online.
                                                                         After the closing of the Reorganization,
                                                                         Investor Class shares will not be entitled to
                                                                         check writing privileges and you may not write
                                                                         checks issued by your Safeco Fund.
------------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment or either Fund could fail to generate high current income if:

     o Interest rates go up, causing the value of the Fund's investments to decline

     o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded


     o The investment adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Past Performance

     Set forth below is performance information for Safeco Tax-Free Money Market Fund. The bar chart shows how Safeco Tax-Free Money Market Fund's total return has varied from year to year for each full calendar year. The table shows average annual total return for Safeco Tax-Free Money Market Fund over time for Investor Class shares. The bar chart gives an indication of the risks of investing in Safeco Tax-Free Money Market Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Tax Free Money Market Fund has not commenced investment operations.

              Safeco Tax-Free Money Market Fund -- Investor Class



                         Calendar Year Total Returns*

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'94     2.45%
'95     3.54
'96     3.07
'97     3.12
'98     3.07
'99     2.77
'00     3.52
'01     2.34
'02     0.97
'03     0.51

* During the period shown in the bar chart, your Safeco Fund's highest quarterly return was 0.94% for the quarter ended June 30, 2000, and the lowest quarterly return was 0.10% for the quarter ended September 30, 2003.

                       Safeco Tax-Free Money Market Fund
             Average Annual Total Returns as of December 31, 2003



---------------------------------------------------------------------------------------------------
                                                                1 Year      5 Years     10 Years
---------------------------------------------------------------------------------------------------
 Safeco Tax-Free Money Market Fund, Investor Class shares        0.51%       2.02%       2.53%
---------------------------------------------------------------------------------------------------



     The most recent portfolio manager's discussion of the Safeco Fund's performance is attached as Exhibit D.

The Funds' Fees and Expenses


     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for your Safeco Fund, the expenses of your Safeco Fund for its fiscal year ended December 31, 2003 and (ii) for the Pioneer Tax Free Money Market Fund, the estimated annual expenses of the Pioneer Tax Free Money Market Fund. The Pioneer Tax Free Money Market Fund's actual expenses may be greater or less.



                                                                                                                    Pro Forma
                                                                                                Safeco Tax-        Pioneer Tax
                                                                                                Free Money         Free Money
                                                                                                Market Fund        Market Fund
                                                                                              Investor Class     Investor Class(6)
Shareowner transaction fees (paid directly from your investment)                             ----------------   ------------------
Maximum sales charge (load) when you buy shares as a percentage of offering price ........          None              None(1)
Maximum deferred sales charge (load) as a percentage of purchase price or the amount you
 receive when you sell shares, whichever is less .........................................          None              None
Redemption fees for shares held less than 30 days ........................................          None              None
Wire redemption fee ......................................................................        $   20(4)           $ 10
Annual low balance fee ...................................................................        $   12(5)            N/A
Annual fund operating expenses (deducted from fund assets)
 (as a % of average net assets)
Management fee ...........................................................................          0.50%             0.40%
Distribution and service (12b-1) fee .....................................................          None              None
Other expenses ...........................................................................          0.24%             0.41%
Total fund operating expenses ............................................................          0.74%             0.81%
Expense reimbursement/reduction ..........................................................           N/A(2)           0.16%(3)
Net fund operating expenses ..............................................................          0.74%             0.65%



----------
(1) No sales load will apply to shares received in the Reorganization by shareholders of your Safeco Fund who become shareholders of record of Pioneer Tax Free Money Market Fund through the Reorganization. In addition, shareholders of your Safeco Fund who own shares in their own name (i.e., not in the name of a broker or other intermediary) and maintain such account as of the closing of the Reorganization may purchase Class A shares of Pioneer Tax Free Money Market Fund or of any fund in the Pioneer family of funds through such account in the future without paying this sales charge.

(2) As described above, SAM had contractually agreed to reimburse Safeco Tax-Free Money Market Fund for certain Fund operating expenses (but not all of the operating expenses of the Fund) that exceeded the rate of 0.30% per annum of the Fund's average daily net assets. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses. In 2003, SAM began voluntarily reimbursing the Fund to the extent that its total expenses exceeded the rate of 0.65% per annum of the Fund's average daily net assets for the Investor Class shares. The above table reflects "contractual" expense reimbursements from SAM, if any, but does not reflect "voluntary" expense reimbursements by SAM.

(3) Pioneer has agreed that through the second anniversary of the closing of the Reorganization, Pioneer will limit the expenses (excluding extraordinary expenses) of the Investor Class shares of Pioneer Tax Free Money Market Fund to 0.65% of average daily net assets.


(4) There is a higher charge for international wire redemptions, which may vary by country or dollar amount.


(5) A low balance fee is charged once in year in December for accounts with balances under $1,000 in your Safeco Fund.

(6) The Investor Class shares to be issued in the Reorganization will convert to Class A shares after two years. Class A shares will have higher expenses per share than Investor Class shares due to the Rule 12b-1 Plan. In addition, although Pioneer has agreed to limit the expenses attributable to Investor Class shares, Pioneer is not required to limit the expenses attributable to Class A shares.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, (e) the expense limitations are in effect for five years for Safeco Tax-Free Money Market Fund and two years for Pioneer Tax Free Money Market Fund and (f) and the Investor Class shares of Pioneer Tax Free Money Market Fund convert to Class A shares after two years. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.



Example
       Safeco Tax-Free Money Market Fund
Investor Class shares
  Year 1 .............................    $   76
  Year 3 .............................    $  237
  Year 5 .............................    $  411
  Year 10 ............................    $  918
   Pro Forma Pioneer Tax Free Money Market Fund
Investor Class shares
  Year 1 .............................    $   66
  Year 3 .............................    $  262
  Year 5 .............................    $  530
  Year 10 ............................    $1,296


Reasons for the Proposed Reorganization


     The Trustees believe that the proposed Reorganization is in the best interests of Safeco Tax-Free Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, SAM, the investment adviser to the Safeco Fund until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it did not intend to continue to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     Second, the resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide. Shareholders of your Safeco Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 62 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your Safeco Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer has experience in managing many other money market and tax free portfolios. At September 30, 2004, Pioneer managed portfolios investing in tax exempt securities with aggregate assets of $1.5 billion and money market portfolios with assets of $531 million.

     Fourth, Pioneer and its affiliates have greater potential for increasing the size of your Safeco Fund due to Pioneer's experience in distributing mutual funds through a broader range of distribution channels than currently available to your Safeco Fund. Over the long-term, if this potential for a larger asset base is realized, it is expected to increase the portfolio management options available to the Fund.

     Fifth, Pioneer's commitment until the second anniversary of the Reorganization to limit the expenses (excluding extraordinary expenses) of the Investor Class of Pioneer Tax Free Money Market Fund to 0.65% of average daily net assets. This expense ratio is no higher than both the gross expenses and expenses net of expense reimbursement of the Investor Class shares of your Safeco Fund. Although you will experience higher expenses once the Investor Class shares convert to Class A shares after two years, your expenses will remain the same until the second anniversary of the Reorganization.

     Sixth, shareholders who own shares in their name as of the closing of the Reorganization (i.e., not in the name of a broker or other intermediary) and maintain their account may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund or purchase Class A share of another Pioneer Fund without paying any sales charge.


     Seventh, the Investor Class shares of Pioneer Tax Free Money Market Fund received in the Reorganization will provide Safeco Tax-Free Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.


     Pioneer and Symetra will pay all out of pocket expenses of the Safeco Funds and the Pioneer Funds associated with the Reorganizations, including, but not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this joint Proxy Statement/Prospectus, and any filings with the SEC and other governmental authorities in connection with the Reorganizations; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Reorganizations;
(3) the legal fees and expenses incurred by the Safeco Funds in connection with the Reorganizations; and (4) the Trustee fees and out of pocket expenses incurred as a result of the Reorganizations.

     The Trustees considered that Pioneer and Symetra will benefit from the Reorganization. See "Certain Agreements between Pioneer and Symetra."


     The Board of Trustees of Pioneer Tax Free Money Market Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Tax Free Money Market Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.

     This opportunity provides an economic benefit to Pioneer Tax Free Money Market Fund and its shareholders.


                                CAPITALIZATION


     The following table sets forth the capitalization of each Fund, as of September 30, 2004, and pro forma combined Fund as of September 30, 2004.



                                                          Pioneer Tax          Pro Forma
                                   Safeco Tax-Free        Free Money        Pioneer Tax Free
                                  Money Market Fund       Market Fund      Money Market Fund
                                 September 30, 2004   September 30, 2004   September 30, 2004
                                -------------------- -------------------- -------------------
Total Net Assets (in thousands)
Investor Class shares .........         $53,351                N/A                $53,351
Net Asset Value Per Share
Investor Class shares .........         $  1.00                N/A                $  1.00
Shares Outstanding
Investor Class shares .........      53,351,000                N/A             53,351,000



     It is impossible to predict how many shares of Pioneer Tax Free Money Market Fund will actually be received and distributed by your Safeco Fund on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Tax Free Money Market Fund's shares that will actually be received and distributed.


                     BOARD'S EVALUATION AND RECOMMENDATION


     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your Safeco Fund. Similarly, the Board of Trustees of Pioneer Tax Free Money Market Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer Tax Free Money Market Fund.

     The Trustees recommend that the shareholders of your Safeco Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations


     o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on December 10, 2004, unless your Safeco Fund and the corresponding Pioneer Fund agree in writing to a later date. Your Safeco Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your Safeco Fund's liabilities that are included in the calculation of your Safeco Fund's net asset value on the Closing Date. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each corresponding Pioneer Fund will issue to the corresponding Safeco Fund Investor Class shares with an aggregate net asset value equal to the net assets attributable to the corresponding Safeco Fund's shares. These shares will immediately be distributed to your Safeco Fund's shareholders in proportion to the relative net asset value of their holdings of your Safeco Fund's shares on the Closing Date. As a result, each Safeco Fund's shareholders will end up as Investor Class shareholders of the corresponding Pioneer Fund.


     o After the distribution of shares, your Safeco Fund will be liquidated and dissolved.


     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.


Agreement and Plan of Reorganization


     The shareholders of each Safeco Fund are being asked to approve an Agreement and Plan of Reorganization, substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing each Reorganization. The obligation of each Pioneer Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including your Safeco Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your Safeco Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan).

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your Safeco Fund, in accordance with the provisions of your Trust's trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of each Reorganization. (See Section 8.5 of the Plan).

     Termination of Agreement. The Board of either a Safeco Trust or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your Safeco Fund have already approved it) at any time before the Reorganization Date, if that Board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.


     As a result, for federal income tax purposes:


     o No gain or loss will be recognized by your Safeco Fund upon (1) the transfer of all of its assets to the Pioneer Fund as described in this Proxy Statement /Prospectus or (2) the distribution by your Safeco Fund of Pioneer Fund shares to your Safeco Fund's shareholders;


     o No gain or loss will be recognized by the Pioneer Fund upon the receipt of your Safeco Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your Safeco Fund and the assumption of your Safeco Fund's liabilities by the corresponding Pioneer Fund;

     o The basis of the assets of your Safeco Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your Safeco Fund immediately before the transfer;

     o The tax holding period of the assets of your Safeco Fund in the hands of the corresponding Pioneer Fund will include your Safeco Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your Safeco Fund solely for the Pioneer Fund shares as part of the Reorganization;


     o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your Safeco Fund surrendered in exchange; and


     o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your Safeco Fund surrendered in the exchange, provided that you held the shares of your Safeco Fund as capital assets on the date of the exchange.


     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your Safeco Fund and the Pioneer Fund (see the annexes to the Plan).


     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.


     You should consult your tax adviser for the particular tax consequences to you of the Reorganization, including the applicability of any state, local or foreign tax laws.

                              PROPOSALS 2(a)-(h)

        APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT WITH PIONEER


Background


     Having determined to recommend the Reorganizations, the Trustees appointed Pioneer as investment adviser to each Safeco Fund commencing August 2, 2004, until the closing of the Reorganizations given that Symetra had indicated that it did not wish to continue to offer investment advisory services to the Safeco Funds.

Interim Investment Advisory Agreement

     Under the Investment Company Act, shareholders must approve any new investment advisory agreement for the Funds. However, Rule 15a-4 under the Investment Company Act permits your Trustees to appoint an adviser on an interim basis without prior shareholder approval if the new adviser agrees to provide such services on the same terms as the previous adviser and approves the investment advisory agreement with that adviser. An adviser may manage on such an interim basis for a period 150 days. Because Pioneer will be making the payment to Symetra discussed under "Background to the Reorganizations," any fees that Pioneer would be entitled to under the interim investment advisory agreement will be held in escrow by the Fund until shareholder approval of the agreement is obtained. If shareholders of a Safeco Fund do not approve the interim investment advisory agreement, Pioneer will not receive the fee under the current investment advisory agreement with SAM but instead will be paid a fee based upon Pioneer's cost in managing the Fund. During this period prior to the meeting, the Funds will be managed as separate Fund and will not be combined with a Pioneer Fund. During this period, you also will not be able to exchange your shares in a Fund for shares of a Pioneer Fund. If the appointment of Pioneer as interim investment adviser is not approved by December 30, 2004, Pioneer will no longer provide advisory services to the Funds, unless an extension of the 150 day period is permitted by a rule or independent position of the staff of the SEC.

     Reasons for Approving the Interim Investment Advisory Agreement and Board's Recommendation

     The Trustees recommend that the shareholders of the Safeco Funds approve the interim investment advisory agreements. In determining to appoint Pioneer as investment adviser on an interim basis, the Trustees considered many of the same factors on which the recommendation to approve the Reorganizations are based. These factors include:

     o SAM, the investment adviser to the Safeco Funds until August 2, 2004, was acquired by Symetra. Symetra informed the Trustees that it was not interested in continuing to provide investment advisory services to the Safeco Funds. Consequently, a change in your Safeco Fund's investment adviser was necessary.

     o The resources of Pioneer. At June 30, 2004, Pioneer managed over 62 investment companies and accounts with approximately $35 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutions, and other clients. As of June 30, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $151 billion worldwide.

     o The track record of Pioneer in managing other investment companies with similar strategies.

     o Pioneer's willingness to proceed with the Reorganization and to limit expenses of the Portfolios as discussed above.

     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o Pioneer's willingness to act as investment adviser to each of the Funds.


     o Pioneer's investment process, style and philosophy with respect to equity and fixed income investing.

     o The expertise and experience of Kenneth Taubes as portfolio manager of several of Pioneer's bond funds and the head of fixed income investments at Pioneer.

     o Pioneer's willingness to act as investment adviser to each of the Funds.



Safeco Advisory Agreement


     The following is a summary of the material terms of the Safeco Advisory Agreement. The Safeco Fund's Advisory Agreement with SAM terminated on August 2, 2004.

     Services. Under the terms of the Safeco Advisory Agreement, SAM managed the Funds' investments, subject to the supervision of the Board. At its expense, SAM provided office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds.

     Compensation. As compensation under the Safeco Advisory Agreement, each Safeco Fund paid SAM a monthly advisory fee at an annual rate as listed in the below table of the Fund's average daily net assets calculated each business day and paid monthly, as listed in the table below. In addition, SAM had contractually agreed to reimburse each Fund to the extent a Fund's total annual expenses during any of the Fund's fiscal years, exceed 0.40% (0.30% for Safeco Money Market Fund and Safeco Tax-Free Money Market Fund) of its average daily net asset value in such year. This arrangement included all Fund operating expenses except management fees, Rule 12b-1 fees, brokerage commissions, interest, and extraordinary expenses.



-----------------------------------------------------------------------------------------
                   Fund                                Net Assets              Annual Fee
-----------------------------------------------------------------------------------------
 SAFECO CALIFORNIA TAX-FREE INCOME FUND,     $0-$250,000,000                  0.50 of 1%
 SAFECO INTERMEDIATE-TERM                    $250,000,001-$750,000,000        0.45 of 1%
 MUNICIPAL BOND FUND,                        Over $750,000,000                0.40 of 1%
 SAFECOMUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------
 SAFECO HIGH-YIELD BOND FUND                 $0-$250,000,000                  0.65 of 1%
                                             $250,000,00-$750,000,000         0.55 of 1%
                                             Over $750,000,000                0.50 of 1%
-----------------------------------------------------------------------------------------
 SAFECO INTERMEDIATE-TERM BOND FUND          $0-$750,000,000                  0.50 of 1%
                                             $750,000,001-$1,250,000,000      0.45 of 1%
                                             Over $1,250,000,000              0.40 of 1%
-----------------------------------------------------------------------------------------
 SAFECO INTERMEDIATE-TERM                    $0-$250,000,000                  0.55 of 1%
 U.S. GOVERNMENT FUND                        $250,000,001-$750,000,000        0.50 of 1%
                                             $750,000,001-$1,250,000,000      0.45 of 1%
                                             Over $1,250,000,000              0.40 of 1%
-----------------------------------------------------------------------------------------
 SAFECO MONEY MARKET FUND,                   $0-$250,000,000                  0.50 of 1%
 SAFECO TAX-FREE MONEY MARKET FUND           $250,000,001-$750,000,000        0.45 of 1%
                                             $750,000,001-$1,250,000,000      0.40 of 1%
                                             Over $1,250,000,000              0.35 of 1%
-----------------------------------------------------------------------------------------



     In addition to the management fee, your Safeco Fund paid SAM, in its capacity as administrator and fund accounting agent an administrative services fee of 0.05% of your Safeco Fund's average daily net assets up to the first $200,000,000 and 0.01%, of its net assets thereafter, and an accounting fee of 0.04% of the Fund's average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

     The table below shows gross advisory fees paid by each Fund and any expense reimbursements by SAM during the fiscal year ended December 31, 2003:

                                                  (In Thousands)
  SAFECO CALIFORNIA TAX-FREE INCOME FUND
    Advisory Fee ................................     $  458
    Reimbursement ...............................     $  109
  SAFECO HIGH-YIELD BOND FUND
    Advisory Fee ................................     $  266
    Reimbursement ...............................     $  152
  SAFECO INTERMEDIATE-TERM BOND FUND
    Advisory Fee ................................     $   52
    Reimbursement ...............................     $   99
  SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
    Advisory Fee ................................     $   84
    Reimbursement ...............................     $  103
  SAFECO INTERMEDIATE-TERM U.S. GOVERNMENT FUND
    Advisory Fee ................................     $  332
    Reimbursement ...............................     $  135
  SAFECO MONEY MARKET FUND
    Advisory Fee ................................     $1,960
    Reimbursement ...............................     $   32
  SAFECO MUNICIPAL BOND FUND
    Advisory Fee ................................     $2,720
    Reimbursement ...............................     $   10
  SAFECO TAX-FREE MONEY MARKET FUND
    Advisory Fee ................................     $  364
    Reimbursement ...............................     $   70


     Limitation of Liability. The Safeco Advisory Agreement provided that SAM shall not be subject to liability to the Funds or to any shareholder of the Funds for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of SAM, or of any of the partners, employees or agents of SAM in connection with or pursuant to the Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of SAM in the performance of its duties or by reason of reckless disregard by SAM of its obligations and duties under the Agreement.

                        VOTING RIGHTS AND REQUIRED VOTE


     Each share of your Safeco Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each Safeco Fund, the presence in person or by proxy of one-third of the outstanding shares of a Safeco Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that Safeco Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable Safeco Fund represented at the meeting, if at least 50% of all outstanding shares of the Safeco Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the Safeco Fund entitled to vote at the meeting.



------------------------------------------------------------------------------------------------------------------------------------
       Shares                                        Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
 In General                        All shares "present" in person or by proxy are  Shares "present" in person will be voted in
                                   counted towards a quorum.                       person at the Meeting. Shares present by
                                                                                   proxy will be voted in accordance with
                                                                                   instructions.
------------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the        Considered "present" at Meeting for purposes    Broker non-votes do not count as a vote "for"
 underlying holder has not         of quorum.                                      and effectively result in a vote "against"
 voted and the broker does not                                                     Proposals 1(a)-(h), and Proposal 2(a)-(h) if
 have discretionary authority to                                                   less than 50% of the outstanding shares are
 vote the shares)                                                                  present at the Meeting
------------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting              Considered "present" at Meeting for purposes    Voted "for" the proposal.
 Instruction (other than Broker    of quorum.
 Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                   Considered "present" at Meeting for purposes    Abstentions do not constitute a vote "for" and
                                   of quorum.                                      effectively result in a vote "against" Proposals
                                                                                   1(a)-(h), and Proposal 2(a)-(h) if less than
                                                                                   50% of the outstanding shares are present at
                                                                                   the Meeting.
------------------------------------------------------------------------------------------------------------------------------------


                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2004, assets under management were approximately $150 billion worldwide, including over $35 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.


     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds


     Net asset value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' Trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

     To the extent a Pioneer Fund invests in securities of non-U.S. issuers, the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's Trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the Trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. The Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. Moreover, if you own shares in your own name as of the closing of the Reorganizations (i.e., not in the name of a broker or other intermediary) and maintain your account, you may purchase additional Class A shares of the corresponding Pioneer Fund through such account in the future or may exchange those shares for Class A shares of another Pioneer Fund without paying any sales charge.


     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

     PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014
     Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer

Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.


     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.



     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.


     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.


     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

     Good Order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

     o    Are selling over $100,000 or exchanging over $500,000 worth of shares

     o    Changed your account registration or address within the last 30 days

     o Instruct the transfer agent to mail the check to an address different from the one on your account

     o    Want the check paid to someone other than the account owner(s)

     o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

--------------------------------------------------------------------------------------------------
                                                 Buying Shares
--------------------------------------------------------------------------------------------------
           Through   Normally, your investment firm will send your purchase request
   your investment   to the Pioneer Funds' transfer agent. Consult your investment
              firm   professional for more information. Your investment firm may receive a commission from the distributor for your purchase of fund shares. The distributor or its affiliates may pay additional compensation, out of their own assets, to certain investment firms or their affiliates based on objective criteria established by the distributor.

By phone or online   You can use the telephone or online purchase privilege if you have an existing non-retirement account or certain IRAs. You can purchase additional fund shares by phone if:
                     o You established your bank account of record at least
                       30 days ago
                     o Your bank information has not changed for at least 30 days
                     o You are not purchasing more than $25,000 worth of shares per account per day
                     o You can provide the proper account identification information

                     When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase
                     Pioneer Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your
                     telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

       In writing,   You can purchase Pioneer Fund shares for an existing fund
 by mail or by fax   account by mailing a check to the transfer agent. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

--------------------------------------------------------------------------------------------------
                                              Exchanging Shares
--------------------------------------------------------------------------------------------------
           Through   Normally, your investment firm will send your exchange request to
   your investment   the Pioneer Fund's transfer agent. Consult your investment
              firm   professional for more information about exchanging your
                     shares.

By phone or online   After you establish your Pioneer Fund account, you can exchange
                     Fund shares by phone or online if:
                     o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
                     o The fund into which you are exchanging offers the same class of shares
                     o You are not exchanging more than $500,000 worth of shares per account per day
                     o You can provide the proper account identification information

       In writing,   You can exchange fund shares by mailing or faxing a letter of
 by mail or by fax   instruction to the transfer agent. You can exchange Pioneer Fund shares directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
                     o The name, social security number and signature of all registered owners
                     o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
                     o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
                     o The class of shares you are exchanging
                     o The dollar amount or number of shares your are exchanging

--------------------------------------------------------------------------------
                                Selling Shares
--------------------------------------------------------------------------------
     Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized PFD to act as its agent in the repurchase of Pioneer Fund shares from qualified investment firms. Each Pioneer
     Fund reserves the right to terminate this procedure at any time.

     You may sell up to $100,000 per account per day by phone or online. You may sell Pioneer Fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

     You may receive your sale proceeds:
     o By check, provided the check is made payable exactly as your account is registered
     o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

     You can sell some or all of your Pioneer Fund shares by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order. You may not sell more than $100,000 per account per day by fax.

--------------------------------------------------------------------------------
                           How to contact Pioneer
--------------------------------------------------------------------------------
     By phone
     For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292
     To request a transaction using FactFone(SM) call 1-800-225-4321 Telecommunications Device for the Deaf (TDD) 1-800-225-1997

     By mail
     Send your written instructions to:
     Pioneer Investment Management Shareholder Services, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014

     By fax
     Fax your exchange and sale requests to:
     1-800-225-4240

     Exchange Privilege
     You may make up to four exchange redemptions of $25,000 or more per account per calendar year.

     Excessive Trading
     The fund discourages excessive and/or trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund request until it is received in performance. These practices consist of:
     o Selling shares purchased within the preceding 90 days;
     o Two or more purchases and redemptions in any 90-day period;
       or
     o Any other series of transactions indicative of a timing pattern

     If we identify an account that engages in such activity, the fund and the distributor reserve the right to refuse or restrict any purchase order (including exchanges) for that account and other accounts under common ownership or control.
--------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account


     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.


     Exchange Limitation. ou may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. Each fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the IRC. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Excessive Trading. The fund discourages excessive and short-term trading practices, such as market timing, that may disrupt portfolio management strategies and harm fund performance. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     We monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders. We also limit the number of exchanges of $25,000 or more in any calendar year.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the fund in writing.


     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the Safeco Funds outstanding at the Closing of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the fund to sell or value its portfolio securities or with the permission of the SEC.


     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.


Dividends and Capital Gains


     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes


     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from each Pioneer Fund's net short-term capital gains and dividends from net investment income (other than exempt-interest dividends, as described below) are taxable as ordinary income. Since each Pioneer Fund's income is derived primarily from sources that do not pay "qualified dividend income," taxable dividends from each such fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income. For the Pioneer Tax Free Income Fund, Pioneer Municipal Bond Fund, Pioneer Tax Free Money Market Fund, and Pioneer California Tax Free Income Fund, dividends from each such fund's tax-exempt interest, called "exempt-interest dividends," are exempt from regular federal income tax.


     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.


     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

Pioneer Funds' Class A Rule 12b-1 Plans


     As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Class A Plans" or the "Plans"). Because the 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.


     COMPENSATION AND SERVICES. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

     TRUSTEE APPROVAL AND OVERSIGHT. Each Plan was last approved by the Board of Trustees of each Pioneer Fund, including a majority of the independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 6, 2003. Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

     TERM, TERMINATION AND AMENDMENT. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS


     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30,2002, the financial statements of each Pioneer Fund were audited by Arthur Anderson LLP. The information for any semi-annual period has not been audited.

                            PIONEER HIGH YIELD FUND

                             FINANCIAL HIGHLIGHTS



                                                    Six Months
                                                       Ended           Year          Year         Year         Year        Year
                                                      4/30/04         Ended         Ended         Ended        Ended      Ended
CLASS A                                             (Unaudited)      10/31/03      10/31/02     10/31/01     10/31/00    10/31/99
--------                                           ------------     ----------    ----------   ----------   ----------  ----------
Net asset value, beginning of period ............   $    11.59      $     9.14    $    10.41    $  11.35     $  9.65     $   8.50
                                                    ----------      ----------    ----------    --------     -------     --------
Increase (decrease) from investment operations:
 Net investment income ..........................   $     0.35      $     0.80    $     0.96    $   1.08     $  0.96     $   0.70
 Net realized and unrealized gain (loss)
    on investments ..............................         0.17            2.45         (1.24)      (0.62)       1.94         1.14
                                                    ----------      ----------    ----------    --------     -------     --------
 Net increase (decrease) from investment
    Operations ..................................   $     0.52      $     3.25    $    (0.28)   $   0.46     $  2.90     $   1.84
Distributions to shareholders:
 Net investment income ..........................        (0.37)          (0.79)        (0.99)      (1.06)      (1.05)       (0.69)
 Net realized gain ..............................        (0.01)          (0.01)           --       (0.34)      (0.15)          --
                                                    ----------      ----------    ----------    --------     -------     --------
 Net increase (decrease) in net asset value .....   $     0.14      $     2.45    $    (1.27)   $  (0.94)    $  1.70     $   1.15
                                                    ----------      ----------    ----------    --------     -------     --------
Net asset value, end of period ..................   $    11.73      $    11.59    $     9.14    $  10.41     $ 11.35     $   9.65
                                                    ----------      ----------    ----------    --------     -------     --------
Total return* ...................................         4.43%          36.83%        (3.43)%      4.32%      31.12%       22.20%
                                                    ==========      ==========    ==========    ========     =======     ========
Ratio of net expenses to average net assets .....         1.02%**+        1.06%         1.03%+      0.96%+      0.95%+       1.90%
 Ratio of net investment income to average
   net assets ...................................         5.87%**+        7.30%+        9.20%+      9.54%+      8.96%+       7.13%
 Portfolio turnover rate ........................           54%**           38%           29%         24%         57%          64%
 Net assets, end of period (in thousands) .......   $3,660,416      $3,268,359    $1,260,074    $345,825     $57,592     $  7,591
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
 Net expenses ...................................         1.02%**         1.06%+        1.10%       1.24%       1.94%        3.67%
 Net investment income ..........................         5.87%**         7.30%         9.13%       9.26%       7.97%        5.36%
Ratios with waiver of management fees by PIM
 and reduction for fees paid indirectly:
 Net expenses ...................................         1.02%**         1.06%         1.03%       0.93%       0.88%        1.90%
 Net investment income ..........................         5.87%**         7.30%         9.20%       9.57%       9.03%        7.13%


----------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

                               PIONEER BOND FUND

                             FINANCIAL HIGHLIGHTS



                                                                  Year
                                                                 Ended           Year         Year         Year         Year
                                                                6/30/04          Ended        Ended       Ended         Ended
CLASS A                                                       (Unaudited)       6/30/03    6/30/02(a)    6/30/01       6/30/00
-------                                                       -----------      --------    ----------   --------     ----------
Net asset value, beginning of period ......................   $    9.41        $   8.89     $   8.78     $  8.47      $   8.94
                                                              ---------        --------     --------     -------      --------
Increase from investment operations:
 Net investment income ....................................   $    0.41        $   0.45     $   0.52     $  0.57      $   0.58
 Net realized and unrealized gain (loss) on investments ...       (0.14)           0.53         0.13        0.31         (0.47)
                                                              ---------        --------     --------     -------      ---------
 Net increase from investment operations ..................   $    0.27        $   0.98     $   0.65     $  0.88      $   0.11
Distributions to shareholders:
 Net investment income ....................................       (0.50)          (0.46)       (0.54)      (0.57)        (0.58)
                                                              ---------        --------     ---------    -------      ---------
 Net increase (decrease) in net asset value ...............   $   (0.23)       $   0.52     $   0.11     $  0.31         (0.47)
                                                              ---------        --------     ---------    --------     ---------
 Net asset value, end of period ...........................   $    9.18        $   9.41     $   8.89     $  8.78      $   8.47
                                                              =========        ========     =========    ========     =========
Total return* .............................................        2.98%          11.38         7.58%      10.70%         1.30%
Ratio of net expenses to average net assets+ ..............        1.14%(b)        1.20         1.16%       1.21%         1.18%
Ratio of net investment income to average net assets+ .....        4.42%(b)        5.02         5.79%       6.53%         6.68%
Portfolio turnover rate ...................................          63%             48           59%         43%           60%
Net assets, end of period (in thousands) ..................   $ 160,421        $183,338     $143,713     $98,004      $102,349
Ratios with reductions for fees paid indirectly:
 Net expenses .............................................        1.14%(b)        1.20         1.16%       1.18%         1.15%
 Net investment income ....................................        4.42%(b)        5.02         5.79%       6.56%         6.71%


----------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.
(b)  Ratios include the revision of estimate for printing expenses.

                         PIONEER TAX FREE INCOME FUND

                             FINANCIAL HIGHLIGHTS


                                                         Six Months
                                                           Ended         Year         Year          Year        Year         Year
                                                          6/30/04        Ended        Ended         Ended       Ended       Ended
CLASS A                                                 (Unaudited)    12/31/03     12/31/02      12/31/01    12/31/00     12/31/99
-------                                                 ------------  -----------  ----------   ----------- ----------    ---------
Net asset value, beginning of period ..................   $  11.70      $  11.61     $  11.47    $  11.70    $  10.98     $  12.02
                                                          --------      --------     --------    --------    --------     --------
Increase (decrease) from investment operations:
 Net investment income ................................   $   0.28      $   0.56     $   0.56    $   0.53    $   0.52     $   0.51
 Net realized and unrealized gain (loss) on investments      (0.47)         0.09         0.23       (0.05)       0.72        (1.02)
                                                          --------      --------     --------    --------    --------     --------
 Net increase (decrease) from investment operations ...   $  (0.19)     $   0.65     $   0.79    $   0.48    $   1.24     $  (0.51)
Distributions to shareholders:
 Net investment income ................................      (0.27)        (0.56)       (0.57)      (0.53)      (0.52)       (0.51)
 In excess of net investment income ...................         --            --           --          --        0.00(a)        --
 Net realized gain ....................................         --            --        (0.08)      (0.18)         --        (0.02)
                                                          --------      --------     --------    --------    --------     --------
Net increase (decrease) in net asset value ............   $  (0.46)     $   0.09     $   0.14    $  (0.23)   $   0.72     $  (1.04)
Net asset value, end of period ........................   $  11.24      $  11.70     $  11.61    $  11.47    $  11.70     $  10.98
                                                          ========      ========     ========    ========    ========     ========
Total return* .........................................      (1.65)%        5.80%        7.07%       4.13%      11.63%       (4.29%)
Ratio of net expenses to average net assets+ ..........       0.91%**       0.93%        0.93%       0.92%       0.95%        0.93%
Ratio of net investment income to average net assets+ .       4.95%         4.88%        4.83%       4.49%       4.62%        4.43%
Portfolio turnover rate ...............................         49%**         80%         161%         92%         14%          24%
Net assets, end of period (in thousands) ..............   $301,732      $326,173     $343,872    $333,867    $341,179     $368,559
Ratios with reductions for fees paid indirectly:
 Net expenses .........................................       0.91%**       0.93%        0.92%       0.91%       0.91%        0.92%
 Net investment income ................................       4.95%**       4.88%        4.84%       4.50%       4.66%        4.44%


----------
(a)  Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

**   Annualized.

                         PIONEER AMERICA INCOME TRUST
                             FINANCIAL HIGHLIGHTS


                                                               Six Months
                                                                 Ended         Year       Year        Year        Year       Year
                                                                6/30/04        Ended      Ended       Ended      Ended      Ended
CLASS A                                                       (Unaudited)    12/31/03   12/31/02    12/31/01    12/31/00   12/31/99
-------                                                      ------------- ----------- ---------- -----------  --------- ----------
Net asset value, beginning of period ......................   $   9.95      $  10.27    $   9.79    $   9.76    $  9.30   $  10.10
                                                              --------      --------    --------    --------    -------   --------
Increase from investment operations:
 Net investment income ....................................   $   0.19      $   0.28    $   0.40    $   0.52    $  0.58   $   0.55
 Net realized and unrealized gain (loss) on investments ...      (0.20)        (0.13)       0.54        0.05       0.46      (0.80)
                                                              --------      --------    --------    --------    -------   --------
 Net increase (decrease) from investment operations .......   $  (0.01)     $   0.15    $   0.94    $   0.57    $  1.04   $  (0.25)
Distributions to shareholders:
 Net investment income ....................................      (0.22)        (0.47)      (0.46)      (0.51)     (0.58)     (0.55)
 Net realized gain ........................................         --            --          --       (0.03)        --         --
                                                              --------      --------    --------    --------    -------   --------
 Net increase (decrease) in net asset value ...............   $  (0.23)     $  (0.32)   $   0.48    $   0.03    $  0.46   $  (0.80)
                                                              --------      --------    --------    --------    -------   --------
 Net asset value, end of period ...........................   $   9.72      $   9.95    $  10.27    $   9.79    $  9.76   $   9.30
                                                              ========      ========    ========    ========    =======   ========
Total return* .............................................      (0.14)%        1.47%       9.78%       5.92%     11.58%     (2.52)%
Ratio of net expenses to average net assets+ ..............       1.17%**       1.10%       1.00%       1.01%      1.04%      1.01%
Ratio of net investment income to average net assets+ .....       4.05%**       2.85%       4.17%       5.14%      6.09%      5.63%
Portfolio turnover rate ...................................         32%**         66%         76%         72%        56%        72%
Net assets, end of period (in thousands) ..................   $129,465      $153,939    $164,393    $115,998    $96,068   $111,262
Ratios with no waiver of management fees by PIM and no
 reductions for fees paid indirectly:
 Net expenses .............................................       1.17%**       1.12%       1.08%       1.12%      1.16%      1.14%
Net investment income .....................................       4.05%**       2.83%       4.09%       5.03%      5.97%      5.50%
Ratios with waiver of management fees by PIM and reductions
 for fees paid indirectly:
 Net expenses .............................................       1.17%**       1.10%       1.00%       1.00%      1.00%      1.00%
 Net investment income ....................................       4.05%**       2.85%       4.18%       5.15%      6.13%      5.64%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.


(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.35% to 5.15%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

**   Annualized.

                          PIONEER CASH RESERVES FUND
                             FINANCIAL HIGHLIGHTS


                                                               Six Months
                                                                 Ended        Year         Year        Year        Year       Year
                                                                6/30/04       Ended        Ended       Ended       Ended      Ended
CLASS A                                                       (Unaudited)   12/31/03     12/31/02    12/31/01    12/31/00   12/31/99
--------                                                      -----------  ----------  ----------- ----------- ----------- ---------
Net asset value, beginning of period .......................   $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                               --------     --------    --------    --------    --------   --------
Increase (decrease) from investment operations:
 Net investment income .....................................   $  0.001     $  0.003    $   0.01    $   0.03    $   0.05   $   0.04
Distributions to shareholders:
 Net investment income .....................................      (0.03)      (0.003)      (0.01)      (0.03)      (0.05)     (0.04)
                                                               --------     --------    --------    --------    --------   --------
 Net asset value, end of period ............................   $   1.00     $   1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                               --------     --------    --------    --------    --------   --------
Total return* ..............................................       0.09%        0.26%       1.15%       3.29%       5.53%      4.23%
Ratio of net expenses to average net assets ................       0.98%**      1.00%       0.76%       0.93%       1.02%      1.01%
Ratio of net investment income to average net assets .......       0.19%**      0.26%       1.18%       2.89%       5.36%      4.11%
                                                               --------     --------    --------    --------    --------   --------
Net assets, end of period (in thousands) ...................   $301,139     $227,052    $268,861    $493,871    $242,861   $287,126
                                                               ========     ========    ========    ========    ========   ========
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses ..............................................       0.98%**      1.06%       0.93%       0.94%       1.02%      1.01%
 Net investment income .....................................       0.19%**      0.20%       1.01%       2.88%       5.36%      4.11%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses ..............................................       0.98%**      0.99%       0.75%       0.89%       0.94%      0.95%
 Net investment income .....................................       0.19%**      0.27%       1.19%       2.93%       5.44%      4.17%


----------
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.


**   Annualized.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your Safeco Fund or by its affiliates, including personnel of your Safeco Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. Georgeson Shareholder Communications Corporation, 17 State Street, New York, NY 10004 has been retained to provide proxy solicitation services to the Funds at a cost of approximately $30,000. Pioneer and Symetra will bear the cost of such solicitation.


Revoking Proxies

     A Safeco Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


     o by filing a written notice of revocation with your Safeco Fund's transfer agent, Safeco Services Corporation, at 4854 154th Place, N.E., Redmond, WA 98052, or


     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your Safeco Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares and Quorum


     Only shareholders of record on October 8, 2004 (the "record date") are entitled to notice of and to vote at the Meetings. As of the record date, the following number of shares of each Safeco Fund were outstanding.



                                                             Shares Outstanding
Safeco Fund                                                (as of October 8, 2004)
------------                                              ------------------------
  Safeco California Tax-Free Income Fund ................        7,787,094.598
  Safeco High-Yield Bond Fund ...........................        6,824,746.096
  Safeco Intermediate-Term Bond Fund ....................        1,108,689.158
  Safeco Intermediate-Term Municipal Bond Fund ..........        1,047,405.901
  Safeco Intermediate-Term U.S. Government Fund .........        5,981,137.025
  Safeco Money Market Fund ..............................      185,097,462.781
  Safeco Municipal Bond Fund ............................       37,390,239.812
  Safeco Tax-Free Money Market Fund .....................       52,150,057.170


Other Business


     Your Safeco Fund's Board of Trustees knows of no business to be presented for consideration at the Meetings other than Proposals 1(a)-(h) and 2(a)-(h). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.


Adjournments


     If, by the time scheduled for a Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your Safeco Fund will set a new record date), your Safeco Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting


     In addition to soliciting proxies by mail, by fax or in person, your Safeco Fund may also arrange to have votes recorded by telephone by officers and employees of your Safeco Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your Safeco Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.


     o    Read the Proxy Statement/Prospectus and have your proxy card at hand.


     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o    Follow the simple instructions on the Web site. Please call
          [           ] us at [1-800          ] if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

Shareholders' Proposals


     Your Safeco Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your Safeco Fund to Safeco Mutual Funds, Attention Legal Department, 4854 154th Place, N.E., Redmond, WA 98052 within a reasonable time before any meeting. If the reorganization is completed, your Safeco Fund will not hold another shareholder meeting.


Appraisal Rights


     If the Reorganization of your Safeco Fund is approved at the Meeting, shareholders of your Safeco Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your Safeco Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations. After the Reorganization, shareholders of your Safeco Funds will hold shares of the Pioneer Funds which may also be redeemed at net asset value without being subject to deferred sales charges.

                    OWNERSHIP OF SHARES OF THE SAFECO FUNDS

     To the knowledge of your Safeco Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Safeco Funds.



----------------------------------------------------------------------------------------------------------------
               Safeco Fund                          Shareholder Name and Address           Percentage Owned
----------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S.              Charles Schwab & Co. Inc.                            5.64%
 Government Fund                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund                 Charles Schwab & Co. Inc.                            7.39%
                                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
 Safeco Money Market Fund                   The Williams Companies, Inc.                         9.29%
                                            ATTN: Lenore Dubaldo
                                            One Williams Center
                                            Tulsa, OK 74172-0140
----------------------------------------------------------------------------------------------------------------
                                            Pacificare Health Systems, Inc.                      7.56%
                                            5995 Plaza Drive
                                            Cypress, CA 90630
----------------------------------------------------------------------------------------------------------------
                                            Service Corporation International                    6.33%
                                            1929 Allen Parkway
                                            Houston, TX 77019
----------------------------------------------------------------------------------------------------------------
 Safeco California Tax-Free Income Fund     Charles Schwab & Co. Inc.                           17.11%
                                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
                                            FTC & Co.                                           16.41%
                                            Attn: Datalynx-House Acct
                                            PO Box 173736
                                            Denver, CO 80217-3736
----------------------------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                Charles Schwab & Co. Inc.                           13.17%
                                            Exclusive Benefit of Its Customers
                                            Attn: Mutual Fund Department
                                            101 Montgomery Street
                                            San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                Wells Fargo & Company                                9.06%
                                            420 Montgomery Street
                                            San Francisco, California 94163
----------------------------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                National Financial Services Corp.                    8.06%
                                            for the Exclusive Benefit of Our Customers
                                            Attn.: Mutual Funds Dept. 5th Fl.
                                            200 Liberty St., 1 World Financial Center
                                            New York, NY 10281-1003
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Safeco Intermediate-Term Bond Fund      Symetra Asset Management Co.
                                        4854 154th Place NE
                                        Redmond, WA 98052                         41.17%
----------------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal     William A. Helsell                        13.64%
 Bond Fund                              10653 Culpepper Ct. N.W.
                                        Seattle, WA 98177-5319
----------------------------------------------------------------------------------------------------------------
                                        Charles Schwab & Co. Inc.                 12.44%
                                        Exclusive Benefit of Its Customers
                                        Attn: Mutual Fund Department
                                        101 Montgomery Street
                                        San Francisco, CA 94104-4122
----------------------------------------------------------------------------------------------------------------
                                        Howard C. Lincoln                          7.79%
                                        6 Holly Hill Drive
                                        Mercer Island, WA 98040-5326
----------------------------------------------------------------------------------------------------------------



     As of December 31, 2003, the Trustees and officers of your Safeco Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your Safeco Fund.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of September 30, 2004, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.



-------------------------------------------------------------------------------------------------------
                                                                                Actual Percentage
    Fund/Class                    Shareholder Name and Address                        Owned
-------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund
-------------------------------------------------------------------------------------------------------
 Class A shares     MLPFS For The Sole Benefit of its Customers                       10.68%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Charles Schwab & Co. Inc.                                         13.65%
                    Special Custody Account for the benefit of Customers
                    Attn: Mutual Funds
                    101 Montgomery Street
                    San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------
 Class B shares     MLPFS For The Sole Benefit of its Customers                       21.59%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                     11.01%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class C shares     Citigroup Global Markets Inc.                                     13.50%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       28.64%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class R Shares     ING National Trust, Trustee                                       28.45%
                    Agreement and Aetna 403(b)(7)
                    Custodial Acct 3/26/97 Trustee for Thomas J. Botticelli
                    DTD 4/22/96
                    151 Farmington Avenue -- TN41
                    Hartford, CT 06156-0001
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       14.50%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Aetna Life Insurance & Annuity Co.                                37.73%
                    151 Farmington Avenue -- TN41
                    Hartford, CT 06156-0001
-------------------------------------------------------------------------------------------------------
 Class Y Shares     National investor Services                                         5.06%
                    FBO 097-50000-19
                    55 Water Street, 32nd Floor
                    New York, NY 10041-3299
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                Actual Percentage
    Fund/Class                    Shareholder Name and Address                        Owned
-------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund
-------------------------------------------------------------------------------------------------------
 Class B shares     MLPFS For The Sole Benefit of its Customers                       11.05%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class C shares     MLPFS For The Sole Benefit of its Customers                       14.54%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                      5.96%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class R Shares     MLPFS For The Sole Benefit of its Customers                       69.32%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO Bach Petroleum Retirement             6.01%
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                      21.66%
                    United Construction Trades & Industrial Employee
                    International Union 401(k)
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
 Class Y Shares     First Command Bank                                                68.15%
                    Attn: Trust Dept.
                    P.O. Box 90101-2075
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       17.10%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------
 Class B shares     Citigroup Global Markets Inc.                                     10.77%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
                    MLPFS For The Sole Benefit of its Customers                       18.84%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class C shares     MLPFS For The Sole Benefit of its Customers                       21.24%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                     12.42%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                  Actual Percentage
    Fund/Class                     Shareholder Name and Address                         Owned
-------------------------------------------------------------------------------------------------------
 Class Y Shares     John F. Cogan Jr.                                                    5.42%
                    C/O Hale and Dorr
                    60 State street
                    Boston, MA 02109-1800
-------------------------------------------------------------------------------------------------------
                    First Command Bank                                                  94.57%
                    Attn: Trust Dept.
                    P.O. Box 90101-2075
-------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust
-------------------------------------------------------------------------------------------------------
 Class B shares     MLPFS For The Sole Benefit of its Customers                         13.28%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
 Class C shares     MLPFS For The Sole Benefit of its Customers                         25.75%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East, 2nd Fl.
                    Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.                                        8.40%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class R Shares     MCB Trust Services Cust. FBO                                        17.84%
                    Skyland Automotive Inc.
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO Big Boy 401(k) Plan & Trust            33.73%
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         9.85%
                    United Construction Trades & Industrial Employee
                    International Union 401(k)
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         7.04%
                    Telecommunications Asset Management
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         9.58%
                    Citizens Bank of Hartville Retirement Savings Plan
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                         8.92%
                    Foxcor, Inc.
                    401(k) Profit Sharing Plan
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                                  Actual Percentage
    Fund/Class                     Shareholder Name and Address                         Owned
-------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------------------------
 Class C shares     Citigroup Global Markets Inc.                                        6.21%
                    333 West 34th St., 7th Fl.
                    New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
 Class R Shares     Linda Bryant, Garry M. Floeter & Thomas Polite TTEES                38.69%
                    o/The CHC Mechanical Contractors Inc. P/S/P DTD/4/1/82
                    347 E Stevens St.
                    Cookeville, TN 38501-3541
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO Big Boy 401(K) Plan & Trust            47.05%
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------
                    Carn & Co USI FBO                                                    8.23%
                    Global Power System LLC/Fleet Supply Warehouse LLC PSP
                    Attn: Mutual Funds -- Star
                    PO Box 96211
                    Washington D.C. 20090-6211
-------------------------------------------------------------------------------------------------------
 Class Y Shares     Pioneer Funds Distributor, Inc.                                       100%
                    60 State Street
                    Boston, MA 02109-1800
-------------------------------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO                                        21.88%
                    AM-Liner Savings & Retirement
                    700 17th St., Ste 300
                    Denver, CO 80202-3531
-------------------------------------------------------------------------------------------------------



     As of December 31, 2003, the Trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                    EXPERTS


Safeco Funds


     The financial statements and financial highlights of each Safeco Fund incorporated by reference in the respective Safeco Trust's Annual Report for the most recent fiscal year, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.


Pioneer Funds


     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     The Safeco Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A-1 -- Form of Agreement and Plan of Reorganization (C/D Reorganization)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
day of      , 2004, by and between [Pioneer Trust], a [Delaware statutory]
[Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(C/D) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.


     WHEREAS, the Board of Trustees of the Safeco Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.


     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.


     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate NAV equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2(a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.


     (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.


     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive such number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.


     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION


     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.


     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.   CLOSING AND CLOSING DATE


     3.1 The Closing Date shall be December 8, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and

               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l)The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [most recent fiscal year end] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

          (h) Since [most recent fiscal year end], except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended [ ], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

          (i) (A) For each taxable year of its operation since its inception, the Acquiring Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

               (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

               (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The Acquiring Trust has delivered to Safeco Trust or made available to Safeco Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
          Section 6662 of the Code;

               (I) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in
          Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (J) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

               (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (L) The Acquiring Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (M) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

          (j) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

          (l) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;


          (m) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (o) All of the issued and outstanding Acquiring Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

          (p) The prospectus and statement of additional information of the Acquiring Fund and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the

Reorganization from qualifying, as a reorganization under the provisions of
Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)[insert (C) or (D), as applicable] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;

     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.7 The Acquiring Trust shall have made a distribution of capital gains to its shareholders in November 2004 in accordance with its normal practices and, unless the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund normally would make in December of 2004 shall have been made to shareholders of record prior to the Closing.

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Safeco Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place,

N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109,
Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention:
David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest:                                   [SAFECO TRUST] on behalf of
                                          [SAFECO FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title: Secretary                          Title: President

Attest:                                   [PIONEER TRUST] on behalf of
                                          [PIONEER FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title: Secretary                          Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                  [PIONEER TRUST] ON BEHALF OF [PIONEER FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _____________________, 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust ("Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, [a statutory] [business] trust organized under the laws of the [State of Delaware] [Commonwealth of Massachusetts], and Acquiring Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

     8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Acquired Fund Shareholders [will/will not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Fund after the transaction.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.


                                   * * * * *

     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                   [PIONEER TRUST] on behalf of [Pioneer Fund]

                                   By: ___________________________________

                                     Name: _______________________________

                                     Title: ______________________________


Dated: ______________, 2004

Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]

     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. Pursuant to the transaction, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Fund uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of
Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets held by Acquired Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

     10. The expenses of Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.

     16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

     17. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of material funds, which, in the long term, is intended to result in lower expenses and increased assets.

     18. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.


                                   * * * * *

     The undersigned officer of Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       SAFECO TRUST, on behalf of SAFECO FUND

                                       By: ___________________________________

                                         Name: _______________________________

                                         Title: ______________________________

 Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganization)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this
day of      , 2004, by and between [Pioneer Trust], a [Delaware
statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [name of Pioneer Fund] (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and [Safeco Trust], a Delaware statutory trust (the "Safeco Trust"), on behalf of its series [name of Safeco Fund] (the "Acquired Fund"), with its principal place of business at 5069 154th Place N.E., Redmond, Washington 98052. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Investor Class shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Safeco Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Safeco Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or the Safeco Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the Safeco Trust and the Acquiring Trust, be provided access to) copies of all records that the Safeco Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Safeco Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest of the Acquired Fund ("Acquired Fund Shares") held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Safeco Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Safeco Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Investor Class shares. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Safeco Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Safeco Trust.

     2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund and of each Institutional Class shares thereof shall be computed by Safeco Asset Management, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

     3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be December 8, 2004, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.


     3.2 Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co.

(the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.


     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.


     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.


     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Safeco Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Safeco Trust's records by such officers or one of the Safeco Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 hereto, the Safeco Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Safeco Trust. The Safeco Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Safeco Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


          (b) The Safeco Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;


          (c) The Safeco Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Safeco Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Safeco Trust is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Safeco Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);


          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended December 31, 2003 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since December 31, 2003, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;


               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;


               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;


               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
          (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;


               (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;


               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

               (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

               (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

               (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.1; and


               (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;


          (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Safeco Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Safeco Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Safeco Trust or the Acquired Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

          (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Safeco Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

          (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and


          (t) The tax representation certificate to be delivered by Safeco Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


     4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:


          (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a [statutory][business] trust duly organized, validly existing and in good standing under the laws of the [State of Delaware][Commonwealth of Massachusetts]. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


          (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, each dated [ ], 2004, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


          (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;


          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (i) The Acquiring Fund currently complies, and at all times since its organization has complied, in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

          (k) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (m) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

          (n) The prospectus and statement of additional information of the Acquiring Fund, and any amendments or supplements thereto, furnished to the Acquired Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

          (o) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and


          (p) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.   COVENANTS OF THE FUNDS


     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.


     5.2 The Safeco Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.


     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Safeco Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Safeco Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Safeco Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Safeco Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.


     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Safeco Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.


     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;


     6.2 The Acquiring Trust shall have delivered to the Safeco Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Safeco Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Safeco Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Safeco Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Safeco Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Safeco Trust.


     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Safeco Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Safeco Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Safeco Trust's Treasurer or Assistant Treasurer;


     7.3 The Safeco Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Safeco Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Safeco Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Safeco Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and

Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Safeco Trust and related matters of Kirkpatrick & Lockhart LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the Safeco Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.


     8.   FURTHER CONDITIONS PRECEDENT


     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Safeco Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;


     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;


     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Safeco Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

     9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Symetra Financial Corporation and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay all expenses of the Funds associated with the Reorganization, including the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the legal and Trustees' fees and expenses incurred in connection with the Reorganization. Except for the foregoing, the Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.


     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


     10.1 The Acquiring Trust and the Safeco Trust each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION


     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Safeco Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:


          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;


          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;


          (d) by resolution of the Safeco Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or


          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2004 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Safeco Trust or the Acquired Fund, or the trustees or officers of the Safeco Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.


     12.  AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Safeco Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Safeco Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.


     13.  NOTICES


     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o Symetra Financial Corporation, 5069 154th Place, N.E., Seattle, Washington 98052, Attention: Roger F. Harbin, with copies to R. Darrell Mounts, Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, DC 20036-1221, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention:
Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.


     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.


     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.


     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Safeco Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Safeco Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Safeco Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the Safeco Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                   [SAFECO TRUST]
                                          on behalf of
                                          [SAFECO FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title: Secretary                          Title: President

Attest:                                   [PIONEER TRUST]
                                          on behalf of
                                          [PIONEER FUND]

By: _________________________________     By: _________________________________
Name:                                     Name:
Title:                                    Title:

Annex A

                       TAX REPRESENTATION CERTIFICATE OF

                   [PIONEER TRUST ON BEHALF OF PIONEER FUND]


     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _______ , 2004 between [Pioneer Trust], a [Delaware statutory][Massachusetts business] trust (the "Acquiring Trust"), on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust, on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund, and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquiring Fund is a series of Acquiring Trust, a [statutory][business] trust established under the laws of the [State of Delaware][Commonwealth of Massachusetts], and Acquiring Fund will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

     2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

     3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) of Acquired Fund in a business.


     4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").


     5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73 54, 1973 1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.


     6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

     7. Acquiring Fund will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.


     8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.


     9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.


     11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     12. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for the Acquired Assets.

     13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.


     14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

     15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.

                                   * * * * *


     The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       [PIONEER TRUST], on
                                       behalf of [Pioneer Fund]

                                       By: ___________________________________

                                         Name: _______________________________

                                         Title: ______________________________


Dated: ______________, 2004

:
Annex B

                       TAX REPRESENTATION CERTIFICATE OF

                                [SAFECO TRUST]
                          ON BEHALF OF [SAFECO FUND]


     This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of _______________________ , 2004 between [Pioneer Trust], a [Delaware statutory] [Massachusetts business] trust, on behalf of its series [Pioneer Fund] ("Acquiring Fund"), and [Safeco Trust], a Delaware statutory trust ("Safeco Trust"), on behalf of its series [Safeco Fund] ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and (ii) the issuance of Investor Class shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

     The undersigned officer of Safeco Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     1. Acquired Fund is a series of Safeco Trust, a statutory trust organized under the laws of the State of Delaware, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.


     2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.


     3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

     4. In the transaction, Acquired Fund will transfer its assets to Acquiring Fund, which will assume the Assumed Liabilities, such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets constitute less than 1% of the net assets of Acquired Fund.

     5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

     6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

     7. As of the Closing Date, the adjusted basis and the fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities for purposes of Section 357(d) of the Code.

     8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. All of the assets of the Acquired Fund held by Acquiring Fund as of the opening of business on August 2, 2004 (the date the Acquiring Fund Adviser became the investment adviser to Acquired Fund) were Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3) (which provides that a corporation's historic business assets are the assets used in its historic business).

     9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.


     10. The expenses of Acquired Fund incurred by it in connection with the transaction, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

     11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.


     12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

     13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.


     14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     15. Acquired Fund does not pay compensation to any shareholder-employee.


     16. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.


     17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.


     18. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.


     19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                   * * * * *

     The undersigned officer of the Safeco Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.


                                       [SAFECO TRUST], on
                                       behalf of [SAFECO FUND]

                                       By: __________________________________

                                         Name: ______________________________

                                         Title: _____________________________

                 Exhibit B -- Form of Interim Advisory Agreement


     AGREEMENT dated as of August 2, 2004, between Pioneer Investment Management, Inc. ("Pioneer"), a Delaware corporation and a member of the UniCreditio Italiano Banking Group, Register of Banking Groups, and [SAFECO TRUST], a Delaware statutory trust (the "Trust"), on behalf of its series [SAFECO FUNDS] (the "Fund").


     Whereas, Safeco Asset Management Company has acted as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated (the "Prior Agreement").


     Whereas, the Prior Agreement has been approved by the Board of Trustees of the Trust and the shareholders of the Fund.

     Whereas, the Prior Agreement is being terminated as a result of assignment.

     Whereas, the Board of Trustees has determined to appoint Pioneer as investment adviser to the Fund.

     Whereas, this Agreement is being entered into in reliance upon Rule 15a-4 under the Investment Company Act of 1940, as amended (the "Investment Company Act").

     Now therefore the Trust and Pioneer agree as follow:

     Section 1. The Trust appoints Pioneer as investment adviser of the Funds for the period and on the terms set forth herein. Pioneer accepts such appointment.

     Section 2. Pioneer and the Trust, on behalf of the Fund, hereby agree that the provisions of the Prior Agreement (other than as to the term of the Prior Agreement, the identity of the Adviser and the use of the "Safeco" name) are incorporated herein by reference and made a part hereof as if references to the Adviser were to Pioneer. Without limiting the forgoing, Pioneer shall be entitled to the fee for its services provided for in the Prior Agreement from (but exclusive of) the date hereof until the termination of this Agreement, except as provided in Section 3 below.

     Section 3. In the event that this Agreement is not approved by a majority of the Trust's outstanding voting securities (as such term is used in the Investment Company Act), Pioneer shall be entitled to a fee equal to the cost to Pioneer of performing its services under this Agreement in lieu of the fee provided for in Section 2. For purposes of this Agreement, Pioneer's costs in providing the services under this Agreement shall be equal to the pro rata portion of Pioneer's expenses for the term of this Agreement attributable to its investment company advisory business, calculated as follows: Pioneer cost in providing investment advisory services to its investment companies of the same type (i.e., domestic equity, international, fixed income, money market) multiplied by a fraction the numerator of which shall be the average daily net assets of the Fund during the term of this Agreement and the denominator of which shall be the average month end net assets under Pioneer's management of all of its investment company clients.

     Section 4. The compensation earned by Pioneer under Section 2 of this Agreement shall be held in an interest bearing escrow account with the Fund's custodian. If a majority of the outstanding voting securities approves this Agreement prior to the end of its term, the amount in the escrow account (including any interest earned) shall be paid to Pioneer. If a majority of the outstanding voting securities do not approve this Agreement prior to the end of its term, Pioneer shall be entitled to be paid, out of the escrow account the lesser of (i) the amount in the escrow account (including any interest earned on that amount while in escrow) and (ii) the fee provided for in Section 3 (plus any interest on that amount while in escrow), with any remaining amount in the escrow account being returned to the Fund.

     Section 5. This Agreement shall become effective on August 2, 2004. Unless terminated as provided below, this Agreement shall remain in full force and effect until the earliest of (i) the closing of the reorganization of the Fund into [name of Pioneer Fund], (ii) approval of a Management Contract between the Fund and Pioneer and (iii) a date that is the later of 150 days after the date of the termination of the Prior Agreement or such later date as may be consistent with a rule or interpretive position (formal or informal) of the staff of the Securities and Exchange Commission. This Agreement may be terminated at any time without payment of penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Pioneer may terminate this Agreement at any time without payment of any penalty on not less than 60 days written notice to the Fund. This Agreement shall automatically terminate upon its assignment as defined in the Investment Company Act.

In witness whereof, the parties hereto have executed this Agreement as the 2nd day of August 2004.

                                     [SAFECO TRUST]
                                     --------------


                                     ---------------------------------------

                                     By: -----------------------------------

                                     Its: ----------------------------------

                                     PIONEER INVESTMENT MANAGEMENT, INC.

                                     ---------------------------------------

                                     By: -----------------------------------

                                     Its: ----------------------------------

            Exhibit C -- Additional Information Pertaining to Pioneer
            ---------------------------------------------------------


PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS


     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

------------------------------------------------------------------------------------------------------------------------
                                         Net assets of Fund                        Management fee rate
        Pioneer Fund                 (as of September 30, 2004)    (as a percentage of average daily net assets)
------------------------------------------------------------------------------------------------------------------------
 Pioneer America Income Trust             $  199,641,365            0.50%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Bond Fund                        $  265,835,916            0.50%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Cash Reserves Fund               $  478,165,700            0.40%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Global High Yield Fund           $  145,376,065            0.70% of the Funds average net assets up to $500
                                                                    million, 0.65% of the next $500 million and 0.60%
                                                                    of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer High Yield Fund                  $7,811,801,182            0.70% of the Funds average net assets up to $500
                                                                    million, 0.65% of the next $500 million and 0.60%
                                                                    of the excess over $1 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Short Term Income Fund           $   12,321,110            0.40%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Income Fund            $  572,112,159            0.60% of the Funds average net assets up to $1
                                                                    billion, 0.55% of the next $9 billion; and 0.50% of
                                                                    the excess over $10 billion.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund             $  338,100,498            0.50% of the Funds average net assets up to $250
                                                                    million, 0.48% of the next $50 million; and 0.45%
                                                                    of the excess over $300 million.
------------------------------------------------------------------------------------------------------------------------
 Pioneer Variable Contracts Trust
------------------------------------------------------------------------------------------------------------------------
 Pioneer America Income VCT               $   44,418,013            0.55%
 Portfolio
------------------------------------------------------------------------------------------------------------------------
 Pioneer High Yield VCT Portfolio         $  109,597,617            0.65%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Money Market VCT Portfolio       $   30,622,262            0.50%
------------------------------------------------------------------------------------------------------------------------
 Pioneer Strategic Income VCT             $   38,535,065            0.65%
 Portfolio
------------------------------------------------------------------------------------------------------------------------

           Exhibit D -- Portfolio Manager's Discussion of Performance

Report From the Fund Managers
Safeco California Tax-Free Income Fund
As of June 30, 2004

How did the Fund perform?

     Though it posted an overall negative return, the Safeco California Tax-Free Income Fund outperformed its benchmark index, the Lehman Brothers Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     After a first quarter market rally, then sell-off, the first half ended with long-term bond yields rising about 50 basis points during the second quarter. The impetus for this change was more news demonstrating a stronger economy and an increasing threat of renewed inflation, which in turn could inspire the Federal Reserve to increase short-term yields at a faster pace than expected. With a longer average maturity than most of its peers, the Fund performed relatively poorly as bond prices declined sharply.

What changes did you make to the Fund and why?

     Transactions for the period included two small sales of Los Angeles DWAP
4.25 '34 to retail customers at aggressive prices, and a tax swap. We sold San Jose Airport 5 '32 and bought Orange County Sanitary District 5 '33 in order to realize a small loss, which can be used to offset gains for tax purposes.

Stephen Bauer -- Portfolio Manager
Mary Metastasio -- Portfolio Manager

Performance Overview & Highlights
Safeco California Tax-Free Income Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                  Six Month*    1 Year      5 Year     10 Year
--------------------------------------------------------------------------------------------------
 Safeco California Tax-Free Income Fund              (0.90)%      (0.30)%      5.57%      6.58%
 Lehman Brothers Long Municipal Bond Index           (1.26)%       0.53%       6.04%      7.08%
 Lipper, Inc. (California Municipal Bond Funds)      (0.96)%       0.23%       4.74%      5.71%

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
---------------------------------------------------------------------------------------------------


<Graphic omitted>

The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30 day) ............   4.51%
Weighted Average Maturity .........   24.76 years



                            Percent of
TOP FIVE TYPE OF BONDS      Net Assets
------------------------   -----------
Hospital                       18.6%
Lease Rental                   10.2
University Revenue              9.8
Utilities (Water)               9.1



                                                           Percent of
TOP FIVE HOLDINGS                                          Net Assets
---------------------------------------------------------------------
Alameda Corridor Transportation Authority Revenue         5.8%
California Health Facilities Financing Authority Health
   Facility Revenue (Cedars Sinai Medical Center)         5.8
Duarte California Certificates of Participation (City of
   Hope Medical Center)                                   5.6
San Joaquin Hills Transportation Corridor Agency
   Senior Lien Toll Road Revenue                          5.2
State of California General Obligation Bonds              5.0



CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:            40.2%
AA:              4.2%
A:              16.3%
BBB:            27.5%
Cash & Other:    6.6%

Report From the Fund Managers
Safeco High-Yield Bond Fund
As of June 30, 2004

How did the Fund perform?

     Year-to-date performance of the fund has exceeded both the benchmark, the Merrill Lynch High-Yield Master II Index, and the high-yield peer median.

What Factors impacted the Fund's performance?

     Our credit selection and overweight in CCC-rated bonds largely accounted for the Fund's good relative performance during the first half of the year. We likely removed the overweight in CCC too soon and missed the rally during the last part of the second quarter.

     Nine of our holdings announced refinancing and/or tenders, which provided a positive "pop" to returns reflecting our credit picks. Two negative credit events were Pegasus Satellite, which deteriorated quickly, and in MCI stock we received in exchange for WorldCom bonds. The latter declined as short-term bankruptcy investors sold the stock and long-term holders have been slow to add positions in a difficult sector.

What changes did you make to the Fund and why?

     The number of overall holdings has been reduced to a more manageable level, between 100 and 120 positions. Diversification remained strong as we trimmed larger holdings and selectively added to several top-25 positions. No bond exceeds 2% of assets and we continue to reduce the percentage of our asset level in the top 10.

     We continue to overweight industrial and cyclical sectors, underweight defensive sectors and BB-rated credits, and maintain a shorter duration versus our benchmark. Our overall yield-to-maturity and coupon return to shareholders are close to or exceed the benchmark. We achieve this by holding high coupon "cushion" bonds likely to be called in the near term.

     High-yield bonds, especially those rated BB, will be hurt as Treasury rates rise at this point in the cycle. The effort to counteract rising interest rates is three-fold. First, underweighting BB-rated issues and slightly shorten the duration. Second, adding adjustable rate bonds to offset the Federal Reserve rate increases. Finally, identifying near-term credit upgrade candidates not fully reflected in the market. The latter is admittedly difficult in this fairly valued market.

Gregory Card, CFA -- Portfolio Manager
Beverly R. Denny, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco High-Yield Bond Fund
(Unaudited)


INVESTOR CLASS


------------------------------------------------------------------------------------------
Average Annual Total Return
for the periods ended June 30, 2004          Six Month*     1 Year     5 Year     10 Year
------------------------------------------------------------------------------------------
 Safeco High-Yield Bond Fund                     1.44%       11.67%      0.74%      4.60%
 Merrill Lynch High-Yield Master II Index        1.36%       10.19%      4.79%      7.50%
 Lipper, Inc. (High Current Yield Funds)         1.15%        9.63%      3.48%      5.45%
 * Not annualized.
 Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of
 Fund shares.






<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   6.93%
Weighted Average Maturity .........   5.33 years



                                            Percent of
TOP FIVE INDUSTRIES                         Net Assets
----------------------------------------   -----------
Integrated Telecommunications Services          6.0%
Metal & Glass Containers                        5.8
Specialty Stores                                4.5
Auto Parts & Equipment                          4.0
Electric Utilities                              3.7



                                                Percent of
TOP FIVE HOLDINGS                               Net Assets
--------------------------------------------   -----------
Champion Enterprises, Inc.
  (Homebuilding)                                    1.6%
LCI International, Inc.
  (Integrated Telecommunications Services)          1.6
Cogentrix Energy Inc.
  (Multi-Utilities & Unregulated Power)             1.4
Graham Packaging Co., Inc.
  (Paper Packaging)                                 1.4
AMF Bowling Worldwide, Inc.
  (Leisure Facilities)                              1.2




TOP FIVE PURCHASES                                    Cost
For the Period Ended June 30, 2004                   (000's)
-------------------------------------------------   --------
Interface, Inc.                                     $1,000
AMF Bowling Worldwide Inc.                             650
Petro Stopping Centers, LP                             513
BCP Caylux Holdings Luembourg SCA                      508
American Casino & Entertainment Properties, LLC        500



TOP FIVE SALES                          Proceeds
For the Period Ended June 30, 2004      (000's)
------------------------------------   ---------
Interface, Inc.                           $598
Schuler Homes, Inc.                        583
Nalco Co.                                  527
NRG Energy, Inc.                           526
Petrozuata Finance, Inc.                   524



CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


Corporate Bonds - CCC:          14.0%
Not Rated:                       3.0%
Common Stock:                    1.9%
Preferred Stock:                 2.3%
Commercial Paper:                9.5%
Cash & Other:                    4.8%
Corporate Bonds - BBB:           0.9%
Corporate Bonds - BB:           10.4%
Corporate Bonds - B:            53.2%

Report From the Fund Managers
Safeco Intermediate-Term Bond Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Intermediate-Term Bond Fund slightly outperformed its benchmark index, the Lehman Aggregate Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     While interest rates declined in the first quarter, they rose sharply during the second. The Fund benefited its relatively short duration and 10.5% underweight holdings in Treasury securities, which underperformed the most of any sector. However, the fund was hurt by its 6.4% underweight in mortgage securities, the best-performing sector of the second quarter.

     The Federal Reserve increased the Fed Funds rate to 1.25% from 1.00% on June 30; the first rate change in a year. We believe that the Fed will continue to raise rates through year-end and into 2005, most likely in 25 basis points steps. The Fed appears to be focused on inflation and employment so we expect the bond market will be very sensitive to both data releases. Any unanticipated strength or weakness in either could cause yields to gyrate in either direction although we believe the overall trend should be up. In this scenario the Fund, with its shorter duration versus the peer group, should perform well.

What changes did you make to the Fund and why?

     Early in the year we restructured the maturity profile of our Treasury exposure, laddering holdings across the entire yield curve and selecting specific positions with the highest yield per unit of duration risk. We also increased our exposure to callable agency securities to increase the portfolio's yield; this helped cushion the blow from the second quarter's rise in rates.

     Second quarter activity was aimed at maintaining our slightly short duration and maintaining the mortgage-backed securities (MBS) allocation. The Fund used the cash from mortgage paydowns to purchase mortgage pass-through to maintain the allocation of MBS helping to maintain the portfolio's yield. The Fund reduced its exposure in the corporate bond sector modestly, swapping a 30-year corporate bond for a similar maturity Treasury bond. The Fund also tendered some 10-year corporate bonds and invested the proceeds in similar maturity Corporates.

Lesley Fox -- Portfolio Manager
Nancy McFadden, CFA -- Portfolio Manager
Tim Hokari -- Portfolio Manager
Gregory Card, CFA -- Portfolio Manager

Performance Overview & Highlights
Safeco Intermediate-Term Bond Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                  Six Month*    1 Year     5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Bond Fund                   0.16%        0.02%      5.86%      5.88%
 Lehman Brothers Aggregate Bond Index                 0.15%        0.32%      6.95%      7.39%
 Lipper, Inc. (Intermediate Investment-Grade
  Bond Funds)                                        (0.08)%       0.18%      6.16%      6.61%
------------------------------------------------------------------------------------------------------


* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.






<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   3.67%
Weighted Average Maturity .........   5.50 years



                                                       Percent of
BONDS BY TYPE                                          Net Assets
-----------------------------------------------------------------
Asset Backed Securities                                    1.4%
Corporate Bonds                                           32.5
Collateralized Mortgage Obligations                        4.0
U.S. Government & Agency Obligations                      25.6
U.S. Government Agency-Mortgage Backed Securities         28.3
Municipal Bonds                                            1.1
Cash & Other                                               7.1
                                                         -----
                                                         100.0%
                                                         =====




CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:                    62.0%
AA:                      0.9%
A:                      17.5%
BBB:                    12.5%
Cash & Other:            7.1%

Report From the Fund Managers
Safeco Intermediate-Term Municipal Bond Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Intermediate-Term Municipal Bond Fund matched its benchmark index, the Lehman Brothers 7-Year Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     After gaining fairly steadily since last summer, bond prices moved down during most of the first quarter, recovering somewhat in late May and June. We underperformed during the period. The steep decline (approximately 100 basis point in a two-month period beginning in March and ending in May) hurt us, and the period of increased stability at the end of the quarter was not long enough for us to recover from the hit.

What changes did you make to the Fund and why?

     We did not make any changes in the basic structure of the fund. We did just one trade during each quarter. During the first quarter, we added to our position in Chicago, IL Tax Increment 5%. During the second quarter, we purchased Columbus, Ohio, general obligation bonds. These are very high credit-quality bonds from a state where a significant premium is usually paid by investors in order to gain the state tax exemption. The bonds, however, were sold at close to general market values. We believe that at some point in the future, the spread will widen out and their value will increase relative to other bonds.

Mary Metastasio -- Portfolio Manager
Stephen Bauer -- Portfolio Manager

Performance Overview & Highlights
Safeco Intermediate-Term Municipal Bond Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                      Six Month*   1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term Municipal Bond Fund             (1.03)%      (0.27)%      4.94%      5.25%
 Lehman Brothers 7-Year Municipal Bond Index              (1.03)%       0.50%       5.88%      6.04%
 Lipper, Inc. (Intermediate Municipal Bond Funds)         (1.00)%       0.02%       4.93%      5.29%
------------------------------------------------------------------------------------------------------

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.






<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   .14%
Weighted Average Maturity .........   .81 years



                                                       Percent of
TOP FIVE HOLDINGS                                      Net Assets
---------------------------------------------------   -----------
New York State Housing Finance Agency Health
   Facilities Revenue                                      4.3%
Tempe Arizona Unified High School District #213
   General Obligation                                      3.8
Chicago Illinois Metropolitan Water Reclamation
   District of Greater Chicago General Obligation          3.7
Ohio State Building Authority Adult Correction             3.4
Michigan State Trunk Line Revenue                          3.4



                     Percent of
 TOP FIVE STATES     Net Assets
-----------------   -----------
Washington              11.9%
Illinois                11.3
New York                10.9
Texas                   10.1
South Carolina           6.4


CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:                    44.0%
AA:                     25.1%
A:                      12.6%
BBB:                    17.4%
Cash & Other:            0.9%

Report From the Fund Managers
Safeco Intermediate-Term U.S. Government Fund
As of June 30, 2004

How did the Fund perform?

     The Safeco Intermediate-Term U.S. Government Fund outperformed its benchmark index, the Lehman Intermediate Government Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     Rising interest rates marked a performance shift between the first and second quarters. While rates fell in the first quarter, favoring longer duration securities, rates began an upward climb in the second. The Fund's shorter duration, along with its exposure to mortgage-backed securities (MBS), allowed it to benefit from this rising interest-rate environment and contributed to improved performance relative to the benchmark for the first six months of the year.

What changes did you make to the Fund and why?

     Trading activity for the first six months was aimed at modestly lengthening the Fund's duration, increasing yield, and maintaining the MBS allocation.

     During the first half of the year, we sold a four-plus year Treasury to buy a longer duration Treasury security (2023 maturity) to increase the Fund's exposure to the long end of the yield curve and lengthen its duration. Some of the proceeds were also used to buy 30-year 5.5% FNMA pass-throughs to maintain the allocation of MBS slightly above 40%.

     The Fund used the cash from mortgage pay downs to purchase a 30-year 5.0% FNMA pass-through to maintain the allocation of MBS slightly above 40%. The Fund also sold an eight-year Treasury and bought a 10-year Federal Home Loan Bank (FHLB) bond. The FHLB bond yielded almost 1.5% more than the Treasury. This added both yield and duration to the portfolio.

Paul Stevenson, CFA -- Portfolio Manager
Lesley Fox -- Portfolio Manager
Tim Hokari -- Portfolio Manager

Performance Overview & Highlights
Safeco Intermediate-Term U.S. Government Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                     Six Month*   1 Year      5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Intermediate-Term U.S. Government Fund            0.15%     (0.73)%      5.73%      6.29%
 Lehman Brothers Intermediate Government Index          (0.15)%     (0.48)%      6.25%      6.56%
 Merrill Lynch U.S. Treasury/Agency Master Index        (0.18)%     (1.29)%      6.66%      7.13%
 Lipper, Inc. (General U.S. Gov't Funds)                (0.32)%     (1.45)%      5.68%      6.14%
------------------------------------------------------------------------------------------------------


* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.





<GRAPHIC OMITTED>

The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Current Yield (30-day) ............   3.16%
Weighted Average Maturity .........   4.6 years

Report From the Fund Managers
Safeco Money Market Fund
As of June 30, 2004

How did the Fund Perform?

     The Fund had returns for the six-month period ending June 30, 2004 above the average of other taxable money market funds. However, the 12-month return on the Fund was lower than the 3.2% year-over-year increase in the Consumer Price Index (CPI) as of the end of June 2004.

What factors impacted the Fund's performance?

     After a full year of the Federal Funds target rate of 1.00%, the Federal Reserve's Open Market Committee (FOMC) finally raised the rate to 1.25% on June
30. The Fed Funds futures market anticipates a 0.25% rise in the rate at each of the four remaining FOMC meetings in 2004 and even higher rates in 2005.

     The main reason the Fund outperformed the Lipper benchmark was the large holdings (33%) of 7-day reset floating rate notes that reset off of the 1-month London inter-bank offer rate (LIBOR). LIBOR-based securities currently offer higher rates than other available money market securities, and the frequent rate reset of the notes captures higher rates more quickly in a rapidly rising rate environment. Also contributing to the superior returns were the Fund's holdings of longer-term corporate bonds purchased at relatively high yields on a steep money market yield curve.

What changes did you make to the Fund and why?

     We increased the allocation of floating rate notes. This has become our asset class of choice because the spread is much higher than commercial paper. We continued to reduce our holdings of Commercial paper (to 31% of Fund) relative to our peers (49% according to iMoneyNet). Commercial paper remains one of the lowest-yielding assets in the prime money markets.

     After rates had risen significantly, we made a purchase of a Federal Home Loan Bank (FHLB) thirteen-month maturity bond which is callable every three months and some purchases of one-year bank and broker paper.

Lesley Fox -- Portfolio Manager

Cathleen Beauchamp, CFA -- Portfolio Manager/Taxable Fixed Income Analyst

Performance Overview & Highlights
Safeco Money Market Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004                  Six Month*   1 Year     5 Year     10 Year
-------------------------------------------------------------------------------------------------
 Safeco Money Market Fund                            0.25%        0.51%      2.86%      3.85%
 Lipper, Inc. (Money Market Funds)                   0.17%        0.35%      2.63%      3.81%
-------------------------------------------------------------------------------------------------


* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



Weighted Average Maturity .........   56 Days
7 Day Yield .......................   0.66%

Report From the Fund Managers
Safeco Municipal Bond Fund
As of June 30, 2004

How did the Fund perform?

     Though it had negative overall performance, the Safeco Municipal Bond Fund outperformed its benchmark Index, the Lehman Long Municipal Bond Index, for the six-month period ending June 30, 2004.

What factors impacted the Fund's performance?

     After a typical first quarter, long-term bond yields rose about 50 basis points during the second quarter. This was due to more news demonstrating a stronger economy and an increasing threat of renewed inflation, both of which could inspire the Federal Reserve to increase short-term yields at a faster pace than expected.

     With a longer average maturity than most of its peers, the Fund performed relatively poorly during the first half, as bond prices declined sharply.

What changes did you make to the Fund and why?

     Three new issues were purchased during the first half of 2004. All were rated A by Standard & Poor's, and offered significant additional yield to the benchmark AAA scale. In the first quarter, we purchased $4 million of Dorchester County School District 5.25 12/1/29 to yield 4.90%. These A-rated bonds provided 55 basis points more yield than AAA bonds, a very attractive spread.

     In the second quarter, Empire State Development Authority 5.125 7/1/21 came to market at a yield of 4.70%, 49 basis points more than AAA bonds. Puerto Rico Highway 5.125% 7/1/43 bonds were offered at a yield of 5.20%, which was an additional 42 basis points over AAA-rated bonds.

     We also swapped out of several bonds priced near par into deeper discounts. This move afforded a greater total return in the event of a market turnaround without adding significant downside potential.

Stephen Bauer -- Portfolio Manager
Mary Metastasio -- Portfolio Manager

Performance Overview & Highlights
Safeco Municipal Bond Fund
(Unaudited)


INVESTOR CLASS


Average Annual Total Return
for the periods ended June 30, 2004             Six Month*    1 Year     5 Year     10 Year
-------------------------------------------------------------------------------------------
 Safeco Municipal Bond Fund                        (0.86)%      0.42%      5.90%      6.60%
 Lehman Brothers Long Municipal Bond Index         (1.26)%      0.53%      6.04%      7.08%
 Lipper, Inc. (General Municipal Bond Funds)       (0.99)%      0.32%      4.64%      5.40%
-------------------------------------------------------------------------------------------

 * Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.





<GRAPHIC OMITTED>


The performance graph compares a hypothetical $10,000 investment in the Investor Class to a hypothetical investment in a relevant market index. The index is unmanaged and includes no operating expenses or transaction costs. Past performance is not predictive of future results. Principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.






Current Yield (30-day) ............   4.35%
Weighted Average Maturity .........   22.59 years



                                                      Percent of
TOP FIVE HOLDINGS                                     Net Assets
----------------------------------------------------------------

San Joaquin Hills Transportation Corridor Agency
   Senior Lien Toll Road Revenue                          3.9%
Massachusetts State Housing Finance Agency
   (Series B)                                             3.7
Indiana State Development Finance Authority
   Environmental Revenue                                  3.7
Los Angeles California Unified School District            2.7
Golden State Tobacco Securitization Corp. Tobacco
   Settlement Revenue                                     2.7





                     Percent of
TOP FIVE STATES      Net Assets
-----------------   -----------
California              20.4%
Texas                    7.3
Illinois                 6.9
Massachusetts            5.6
Washington               5.6


CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSET
--------------------------------------------------------------------------------

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA:                    42.1%
AA:                     14.2%
A:                      14.2%
BBB:                    20.2%
BB:                      3.9%
Not Rated:               1.0%
Cash & Other:            4.4%

Report From the Fund Managers
Safeco Tax-Free Money Market Fund
As of June 30, 2004

How did the Fund perform?

     The Fund had returns above the average of other tax-free money market funds for the six-month period ending June 30, 2004.

What factors impacted the fund's performance?

     Although in absolute numbers the return is small, the fund has continued to fare well compared to its peers. The structure of the portfolio serves us well.

     As of June 30, 66% of the fund was invested in variable rate demand option
(VRDO) bonds which can be tendered on a daily or weekly basis, and 34% in six-month and one-year put bonds. The heavy weighting in VRDOs gives us liquidity and flexibility, along with a competitive yield. The longer put bonds let us lock in some higher rates on a smaller portion of the fund.

What changes did you make to the fund and why?

     We have not made any significant changes to the fund. The barbell strategy outlined above -- with a heavy concentration in VRDOs, a smaller concentration in put bonds, and not much in between -- has worked for us consistently.

Mary Metastasio -- Portfolio Manager

Stephen Bauer -- Portfolio Manager

Report From the Fund Manager
Safeco Tax-Free Money Market Fund
As of June 30, 2004

Average Annual Total Return
for the periods ended June 30, 2004                   Six Month*   1 Year     5 Year     10 Year
------------------------------------------------------------------------------------------------------
 Safeco Tax-Free Money Market Fund                     0.21%        0.43%      1.79%      2.45%
 Lipper, Inc. (Tax-Exempt Money Market Funds)          0.19%        0.37%      1.75%      2.40%
------------------------------------------------------------------------------------------------------

* Not annualized.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Weighted Average Maturity .........   42 Days

   [THE FOLLOWING WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                       Safeco Tax-Free Money Market Fund*

Actual 7-day Yield                           0.50%
10% Tax Bracket Tax-Equivalent Yield         0.56%
15% Tax Bracket Tax-Equivalent Yield         0.59%
25% Tax Bracket Tax-Equivalent Yield         0.67%
28% Tax Bracket Tax-Equivalent Yield         0.69%
33% Tax Bracket Tax-Equivalent Yield         0.75%
35% Tax Bracket Tax-Equivalent Yield         0.77%

* Represents the Safeco Tax-Free Money Market Fund actual 7-day yield on June 30, 2004, and related tax-equivalent yields assuming various shareholder tax brackets. Tax-equivalent yield comparisons may vary with market conditions.

PIONEER HIGH YIELD FUND
Performance Update 7/30/04 Class A Shares

Share Prices and Distributions

                                                4/30/04             10/31/03
Net Asset Value per Share                      $ 11.73             $ 11.59

Distributions per Share       Net              Short-Term          Long-Term
(11/1/03 4/30/04)             Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.365          $                   $  0.0096

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Merrill Lynch High Yield Master II Index and the Merrill Lynch Index of Convertible Bonds (Speculative Quality).

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

2/98              9,550           10,000          10,000
                  8,260            9,612           9,185
10/99            10,069           10,151          12,442
                 13,203            9,980          14,165
10/01            13,773            9,985          10,316
                 13,302            9,332          10,042
                 18,201           12,424          14,348
4/04             19,007           13,089          15,340

     Period         Net Asset Value     Public Offering Price*
----------------   -----------------   -----------------------
Life-of-Class
 (2/12/98)                11.92%                 11.10%
5 Years                   14.90                  13.86
1 Year                    17.87                  12.57

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                      + The performance of each class of the Fund from February 12, 1998 to February 25, 2000 is the performance of Third Avenue High Yield Fund's single class, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

                      ++ Index comparisons begin 2/28/98. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management's Discussion of Fund Performance (as of April 30, 2004)

High-yield bonds continued a string of solid performance during the six months ended April 30, 2004. Here, Fund manager Margaret Patel explains the rebound in the high-yield market and the factors that influenced the Fund's performance.

Q: How did the Fund perform?

A: During the six months ended April 30, 2004, the Fund had a total return based on net asset value of 4.43% for the Fund's Class A shares, 4.01% for Class B shares, 4.07% for Class C shares, 4.65% for Class R shares, and 4.61% for Class Y shares. To compare, the Merrill Lynch High Yield Master II Index returned 5.35%.

Q: What was the environment like for the high-yield market during the past six months?

A: The yield spread, or differential, between high-yield bonds and comparable
   Treasuries narrowed, highlighting the solid performance of the high-yield market. This yield spread narrowing reflected a brighter outlook for the economy and the declining default rate among high-yield bonds. The Federal Reserve Board aided the positive backdrop by providing ample liquidity to the markets in the form of historically low interest rates. A modest level of new supply also benefited the high-yield market, helping to buoy price appreciation among outstanding bonds as demand for the asset class remained high. With interest rates so low, investors looked to the high-yield market for more attractive yields at a time when the strengthening economy made them more comfortable venturing there.

Q: Why did the Fund modestly under perform the Merrill Lynch High Yield Master
   II Index?

A: Much of the stronger relative performance offered by the index came from the out-performance of low-quality bonds rated CCC or lower. We had very little exposure to the lower-rated segments of the market, instead focusing more of the Fund on those securities rated BB or BBB. These higher-rated bonds tend to be more sensitive to changes in interest rates and, thus, suffered on a relative basis as yields on comparable intermediate Treasury securities rose during the period. However, we felt that the better-quality issues should offer more favorable performance at this juncture in the market cycle. In addition, more speculative industries, such as airlines, telecommunications and lower-tier electric utilities, were among the best performers during the period. We avoided these industries, feeling that they were too risky and did not meet our investment criteria, particularly because we believed that they were less likely to benefit from an economic upturn than the alternatives we found in other sectors.

Q: What was your strategy during the period?

A: We decreased the proportion of the Fund devoted to convertible securities from about 56% of the portfolio to just over 49%, and increased its stake in standard corporate high-yield bonds from about 43% to about 50%. We made this move because many convertible securities became fully valued, having benefited from low interest rates and the substantial increase in the underlying value of the issuing companies' stocks. We invested the proceeds from these sales in the areas we judged to be most attractively valued within the high-yield market. We also reduced the Fund's allocations to the technology and health care sectors, including investments in pharmaceutical and biotechnology companies. These securities offered substantial out-performance, reaching fully valued levels. In addition, some technology companies called a number of convertible bonds. That is, the issuers decided to redeem the bonds by paying them off, requiring us to surrender the securities. The assets we gained from our sales and redemptions were used to increase the Fund's focus on cyclical companies that we felt were best positioned to benefit from an improving economy. Overall, these firms should benefit from better supply and demand fundamentals, as well as being helped modestly by the cheapening U.S. dollar.

Q: Does your recent strategy mean you're gravitating away from a focus on convertible securities?

A: No, it does not. Convertible securities remain a viable investment alternative for the Fund. When we use them, we look for those convertibles that are selling at discounted prices and offering high yields. We invest in companies within industries where generic high yield bonds are not in strong supply, especially smaller companies within rapidly growing industries. Discounted convertible securities can offer appealing prospects because their prices can appreciate more than regular bonds if the underlying value of the company's stock rises. Also, holders of convertible bonds can earn attractive yields similar to those offered within the high-yield market.

Q: Which investments proved to be some of the top performers during the fiscal year? Which disappointed?

A: Tesoro Petroleum was one of the top performers during the period. This West
   Coast refining company profited from improved refining margins. Wabash National, which manufactures truck trailers, benefited from improved demand and better pricing. The health care sector offered particularly strong performance for the Fund, with Protein Design Labs, Enzon Pharmaceuticals, Human Genome, Ligand Pharmaceuticals and Sepracor all demonstrating success with drug discovery or bringing new pharmaceutical products forward for approval. In technology, Flir Systems, Xerox, Conexant Systems, Lam Research, Brooks Automation and Triquint Semiconductors all posted improved operating results driven by firmer pricing and a better outlook for the industry. Disappointments included basic materials holdings Freeport Mac MoRan and Inco. These holdings declined due to concerns about softening demand for their products from China. In addition, publisher Houghton Mifflin fell due to disappointing earnings results and projections.

Q: What is your outlook?

A: We remain optimistic because we expect corporate earnings growth rates to continue to come in above long-term averages as the U.S. economy expands. We also anticipate further declines in the default rate to well below its historical average of 3%, due to solid economic growth and substantial liquidity in the marketplace. Although we expect yields on Treasuries to rise, we feel that the extra income offered by high-yield bonds should outweigh the price erosion that accompanies such an increase. The outlook for the equity market is very bright, reflecting positive earnings forecasts. As a result, convertible securities could appreciate in price should the underlying stocks move upward in response to better earnings reports.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER BOND FUND
Performance Update 6/30/04 Class A Shares

Share Prices and Distribution

                                               6/30/04             6/30/03
Net Asset Value per Share                      $ 9.18              $ 9.41
Distributions per Share       Net              Short-Term          Long-Term
(7/1/03 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.5038         $  --               $  --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

6/94              9,550           10,000          10,000
                 10,642           11,277          11,255
6/96             11,070           11,801          11,819
                 11,854           12,715          12,783
6/98             13,045           14,150          14,129
                 13,221           14,532          14,572
6/00             13,392           15,158          15,235
                 14,825           16,846          16,947
6/02             15,944           18,234          18,410
                 17,759           20,630          20,325
6/04             18,289           20,483          20,391

  Period      Net Asset Value     Public Offering Price*
--------------------------------------------------------
10 Years            6.72%                  6.22%
5 Years             6.70                   5.73
1 Year              2.98                  -1.62

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period.

                             Performance data shown represents past
                             performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                             The Lehman Brothers Aggregate Bond Index is a widely recognized market value- weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

As market interest rates spiked up in the final half of the 12-month period ending June 30, 2004, high-yield corporate bonds and mortgage-backed securities provided the best defensive protection, as conditions changed in the U.S. fixed-income market. In the following discussion, Kenneth J. Taubes discusses the factors that influenced Pioneer Bond Fund's performance during the 12 months. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q: How did the Fund perform during the 12 months ended June 30, 2004?

A: In a challenging period for fixed-income investing, Pioneer Bond Fund outdistanced both market benchmarks and competitive peer group averages. For the 12 months, the Fund's Class A shares had a total return of 2.98%, while Class B and Class C shares returned 2.04% and 2.11%, respectively, all at net asset value. During the same 12 months, the Lehman Aggregate Bond Index had a return of 0.32%, while the average return of funds in Lipper's A-Rated Corporate Debt category was 0.04%. The Fund also continued to deliver a competitive yield. The standardized 30-day SEC yield on Class A shares on June 30, for example, was 4.30%.

Q: What were the factors that affected performance?

A: The Fund's performance was helped both by asset allocation and good security selection. We had the largest overweight positions in the two asset classes with the best performance during the 12 months: high-yield corporate bonds and mortgage-backed securities. Throughout the year, we kept the Fund's high-yield exposure close to the 20% limit of our policy. That strategy helped substantially as the high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 10.30% for the 12 months. We also had more than 40% of assets invested in mortgage securities during a period in which mortgages were the best performing part of the investment-grade fixed-income market. As a result, typically 60% to 65% of Fund assets were invested in the two best performing parts of the bond market. Both high-yield bonds and mortgage-backed securities tend to be more resistant to the effects of price losses from increasing interest-rates than other bonds because of their yield advantages. The performance of mortgage-backed securities is also helped by the tendency of mortgage prepayment risk to decline as interest rates rise. We held our allocation to Treasury securities, the worst performing part of the bond market, to less than 10% of assets during the period, and focused our Treasury exposure on inflation-protected Treasuries, which outperformed standard Treasury securities. Treasuries were the worst performing part of the fixed-income market. During the 12-month period, the prices of 10-year Treasuries declined by 7.5%.

Q: What types of security selections had the greatest influence on performance?


A: Several high-yield corporate bonds made significant contributions to performance. Bonds issued by Corning, which restructured its business to focus on the production of the material used for flat screen monitors, did very well, as did securities of retailer J.C. Penney, which improved its credit position through restructuring and the sale of its pharmacy chain division. Bonds issued by hotel chains also did well as the economy improved and business travel increased. Among the top performers in the portfolio were bonds issued by the Hilton, Starwood and John Q. Hammond hotel chains. The securities of insurance company Allmerica Financial also appreciated in price during the period as a result of that company's positive restructuring efforts.

Q: How would you describe the Fund's overall positioning?

A: We kept the Fund positioned to benefit from the improving economy, which helps support the corporate bond market, while guarding against the threat of rising interest rates. At the end of the fiscal year, on June 30, mortgage securities accounted for 44.9% of Fund assets, while corporate high-yield bonds made up 18.5% of the portfolio. About 30.3% of assets were in investment-grade corporates, and just 1.4% of assets were invested in Treasuries. Because rising interest rates tend to undermine bond prices, we shortened the Fund's duration to lower its sensitivity to changes in interest rates. Duration, a measure of interest-rate sensitivity, declined during the period from 4.7 years at the start of the fiscal year to 4.3 years on June 30, 2004. Average credit quality on June 30, 2004 was A.

Q: What is your outlook for the bond market?

A: We believe the economy is healthy and should continue to grow. Short-term rates currently are below the rate of inflation and should be expected to continue to rise in the coming months. The Federal Reserve began to raise the important Fed Funds rate, the most influential short-term rate, on June 30, and we expect further tightening by the Fed in the months ahead. We believe market rates on longer-term bonds, which rose in the months leading up to the June 30 announcement, probably are priced appropriately for current conditions, but pressure on shorter-term and intermediate-term interest rates should continue for several more quarters. The outlook for corporate securities appears good, however, as more companies gain additional pricing power, which should help them strengthen their balance sheets. We recently have initiated some positions in the steel industry, for example, an area we have generally avoided in the past. In this environment, we anticipate maintaining a focus on corporate bonds and mortgage-backed securities and expect to maintain the Fund's position to mute the impact of rising interest rates of short- and intermediate-term securities by keeping duration relatively short.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER TAX FREE INCOME FUND
Performance Update 6/30/04 Class A Shares

Share Prices and Distribution

                                                    6/30/04             12/31/03
Net Asset Value per Share                      $ 11.24             $ 11.70
Distributions Per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.272          $   --              $   --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

6/94              9,550           10,000
                  9,428            9,924
                 11,015           11,657
6/96             11,408           12,173
                 12,428           13,294
6/98             13,198           14,156
                 12,632           13,863
6/00             14,101           15,482
                 14,683           16,276
6/02             15,720           17,837
                 16,632           18,788
6/04             16,358           18,658

  Period      Net Asset Value     Public Offering Price*
----------   -----------------   -----------------------
10 Years            5.53%                  5.05%
5 Years             4.84                  3.89
1 Year              1.55                  -3.04

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                             Performance data shown represents past
                             performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                             The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

     While yields and prices on municipal bonds fluctuated widely during the first half of 2004, on June 30, 2004, yields were higher and prices were lower than they had been six months before. In this environment, the Fund distributed a relatively high level of tax-free income to shareholders. In the following interview, David Eurkus, a member of Pioneer's Fixed-Income management team, discusses some of the factors that had an impact on the municipal bond market and your Safeco Fund.

Q: How did the Fund perform?

A: For the six-month period ended June 30, 2004, Pioneer Tax Free Income Fund's
   Class A shares produced a -1.65% return; Class B shares returned -1.96%;
   and Class C shares -1.96%, all at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index returned -0.68%, and the average return of the 302 funds in the Lipper General Municipal Debt Funds Category was -0.99%. Lipper is an independent monitor of mutual fund performance. While we shortened the duration of the Fund, we did not reduce it so much as to sacrifice yield. The funds in the Lipper category have a much shorter duration than the Fund; and that difference in duration accounted for the underperformance relative to Lipper. (Duration measures a bond's sensitivity to interest rate changes. In a rising interest rate environment, a shorter duration is usually advantageous because it mitigates price erosion.) The Fund's Class A shares generated a 30-day SEC tax-free yield of 5.23% as of June 30, 2004. That translates into a taxable equivalent yield of 8.05%, based on the maximum federal income-tax rate of 35%.

Q: Why did the Fund under perform the benchmark?

A: The relative underperformance of the Fund's tobacco bonds, which accounted for about 9% of net assets, was the primary detractor from performance versus the Lehman Brothers Municipal Bond Index. While tobacco bonds provided a very high level of income, their prices declined because certain court rulings regarding tobacco companies were interpreted negatively by the investment community. The Fund's allocation to transportation bonds, which was about 4% of net assets, also detracted from performance. During the period, Delta Airlines raised the possibility of filing for bankruptcy. While we did not hold Delta bonds, nearly all airline bonds were negatively affected by the company's announcement. The Fund's 34.6% allocation to AAA-rated bonds also held back total return.

Q: What was the investment environment like during the period?

A: There were two distinct environments during the period. For the first quarter of 2004, interest rates continued to decline, because investors were not sure about the sustainability of the economic recovery. As we moved into the second quarter, however, data began to indicate that the economy was on a relatively strong recovery course and that hundreds of thousands of new jobs had been created. The strong jobs numbers sparked concerns about accelerating inflation and higher interest rates. Against this backdrop, yields on both taxable and tax-free bonds rose sharply. While yields moved higher across all maturities, those on short-term bonds went up the most.

Q: What contributed to performance?

A: The declining interest rates in the first quarter of 2004 were a substantial help to performance. Also, the higher-yielding -- or below investment-grade -- bonds in the portfolio aided results.

Q: What were the principal strategies used in managing the Fund?

A: In keeping with the Fund's guidelines, we maintained our strategy of keeping up to 10% of net assets in below investment-grade securities, which enhanced the Fund's income and performance. The rest of the portfolio was invested in investment-grade bonds. We focused on economically sensitive market sectors, areas in which the underlying credit quality of fixed-income securities tends to improve during periods of economic recovery. These sectors included the hospital/health care, transportation, and power/energy parts of the market. As mentioned above, to moderate the Fund's price decline as interest rates rose, we shortened duration.

Q: What is your outlook?

A: We believe the economy will continue on a positive growth path. The Fed boosted rates by 0.25% on June 30, and we expect the central bank to continue making modest rate hikes over the second half of 2004. The Fed's actions could push short-term yields higher. We believe the possibility of higher interest rates will increase the level of income to the Fund. At the same time, the portfolio's shorter duration will help guard against the possibility of price loss as interest rates begin to rise. Another factor that could benefit the Fund is the significant decline in the issuance of new bonds. In 2003, low interest rates made it attractive for municipalities to borrow money in record numbers. In 2004, new issuance could be down as much as 20%. While supply may be down, demand remains constant. This supply/demand dynamic can raise the value of certain municipal bonds.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER AMERICA INCOME TRUST
Performance Update 6/30/04 Class A Shares

Share Prices and Distribution

                                                    6/30/04             12/31/03
Net Asset Value Per Share                      $ 9.72              $ 9.95
Distributions per Share       Net              Short-Term          Long-Term
(1/1/04 - 6/30/04)            Investment       Capital Gains       Capital Gains
                              Income
                              $ 0.2171         $                   $

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Average Annual Total Returns+
(As of April 30, 2004)

Value of $10,000 Investment

6/94              9,550           10,000          10,000
                  9,580           10,130          10,077
                 11,119           11,832          11,926
6/96             11,374           12,466          12,255
                 12,342           13,648          13,429
6/98             13,302           14,599          14,752
                 12,965           14,869          14,421
6/00             14,467           16,529          16,331
                 15,324           17,888          17,513
6/02             16,821           19,452          19,527
                 17,069           20,045          19,988
6/04             17,045           20,200          19,964

  Period      Net Asset Value     Public Offering Price*
----------   -----------------   -----------------------
10 Years            5.97%                  5.48%
5 Years            5.64                   4.68
1 Year             -0.37                  -4.81

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                      Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                      The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. Prior to May 1, 2003, the Trust's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Trust's Class A shares applies proportionately to Class B, C and R shares. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges.

                      You cannot invest directly in the Indexes.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

In an improving economy, uncertainty about rising interest rates dominated market sentiment. As a result, the yields on fixed-income securities declined and then rose, as investors tried to determine when the Federal Reserve would raise interest rates and by how much. In this volatile environment, Pioneer America Income Trust delivered a relatively high level of income to shareholders. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the past six months.

Q: How did the Trust perform during the six-month period ended June 30, 2004?

A: For the six-month period ended June 30, 2004, Class A shares of Pioneer
   America Income Trust produced a total return of -0.14% at net asset value. The Trust performed in line with the Lehman Brothers Government Bond Index, which returned -0.13% for the same period. It under performed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 0.77%. We attribute the Fund's underperformance relative to the Lehman Brothers Fixed-Rate Mortgage-Backed Index to the fact that the index has significant exposure to securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), which outperformed. Because these securities do not have the backing of the full faith and credit of the U.S. Government, we do not invest in them. The Trust outperformed the -0.32% return generated by the General U.S. Government Funds Category of Lipper, Inc., an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 4.26%.

Q: What was the investment environment like during the period?

A: For the first three months of 2004, concerns about geopolitical issues and the "jobless" economic recovery kept interest rates at 45-year lows. When we moved into the second calendar quarter of 2004, however, the employment picture changed dramatically. Several hundred thousand jobs were added to the economy in April and May, leading to concerns about accelerating inflation, the pace of Federal Reserve tightening and higher interest rates. In this environment, market interest rates rose, causing the yield curve to flatten. (The yield curve shows the relationship between bond yields and maturity lengths.) Normally, the yield curve is positively sloped, with yields on long-term bonds exceeding those on short-term bonds. The yield curve flattens when yields on short term bonds rise more than those on long-term bonds, as was the case during the period. As interest rates rose, bond yields went up and prices declined.

Q: What investment strategies contributed to performance?

A: Nearly 75% of net assets were invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), which are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying Trust securities, not to Trust shares.) Because GNMA securities outperformed Treasuries, the Trust's focus on mortgages relative to the benchmark was the biggest aid to total return. In the volatile interest-rate environment, we were concerned about the prepayment risk that is associated with mortgage-backed securities. When interest rates decline, homeowners often "prepay" their existing mortgages and refinance their homes at a lower rate. Significant prepayment activity can result in declining yields and share prices in portfolios with investments in mortgages. To mitigate this risk, we selected mortgages that had lower weighted average coupon (stated rate of interest) rates, which we believe are less likely to be prepaid.

Q: What investment strategies detracted from performance?

A: Nearly 25% of the portfolio was invested in Treasury securities with predominantly short- and intermediate-term maturities. As yields on securities in these maturity ranges moved higher, their prices declined. As a result, the Trust's exposure to bonds in the middle of the yield curve held back results.

Q: What is your outlook over the next several months?

A: We believe the economy is on a sustained path for improvement and are concerned that the seeds for higher inflation are being planted. The Federal Reserve raised interest rates by 0.25% on June 30 and is likely to continue doing so at a measured pace over the next two years. As interest rates move higher, we will consider using a barbell strategy in managing the Treasury portion of the Trust -- that is, we may sell some of our intermediate-term holdings and add securities in the one-to-two-year range and in the 20 plus-year range. With this approach, the Trust should benefit from the higher yields that long-term bonds provide and from the relative price stability of short-term securities. We will also seek mortgage-backed securities that are selling at a discount and that can provide the Trust with relatively high yields as well as the potential for price appreciation.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER CASH RESERVES FUND
Performance Update 6/30/04

Share Prices

 Net Asset Value Per Share          6/30/04     12/31/03
---------------------------------------------------------
Class A Shares                      $ 1.00      $ 1.00
Class B Shares                      $ 1.00      $ 1.00
Class C Shares                      $ 1.00      $ 1.00
Class R Shares                      $ 1.00      $ 1.00

Distributions

      Per Share            Income         Short-Term        Long-Term
 (1/1/04 - 6/30/04)      Dividends      Capital Gains     Capital Gains
-----------------------------------------------------------------------
Class A Shares         $ 0.00089       $                 $
Class B Shares         $ 0.00024       $                 $
Class C Shares         $ 0.00024       $                 $
Class R Shares         $ 0.00030       $                 $

Yields*

                             7-Day          7-Day
                          Annualized     Effective **
-----------------------------------------------------
Class A Shares           0.35%          0.35%
Class B Shares           0.05%          0.05%
Class C Shares           0.05%          0.05%
Class R Shares           0.11%          0.11%

* The 7-day yields do not reflect the deduction of the contingent deferred sales charges (CDSC) for Class B (maximum 4%) and Class C (maximum 1%) shares. Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class B 0.48%, Class C 0.35% and Class R 0.06%. Class A share fees and expenses were not subsidized.

                             Performance data shown represents past
                             performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                             Pioneer has agreed to limit the fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

                             Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management's Discussion of Fund Performance (as of June 30, 2004)

Short-term interest rates remained at 46-year lows during the first half of 2004, although the U.S. Federal Reserve Board finally signaled a shift in its accommodative monetary policy on June 30 when it raised the key Fed Funds Rate from 1.00% to 1.25%. Throughout the six months, Pioneer Cash Reserves Fund maintained a $1 share price and provided modest current income consistent with the low yields available in the money market. The Fund invests exclusively in high quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.) In the following discussion, Andrew
D. Feltus reviews the investment environment and the strategies that affected Pioneer Cash Reserves Fund over the six months ended June 30, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q: How did the Fund perform during the first half of 2004?

A: For the six months ended June 30, 2004, Pioneer Cash Reserves Fund Class A shares had a total return of 0.09%, while Class B, Class C and Class R shares each had returns of 0.03%. All returns were at net asset value. For the same six months, the average return in Lipper's Money Market Fund category was 0.17%. On June 30, 2004, the Fund's seven-day effective yield for Class A shares was 0.35%.

Q: What factors affected Fund performance?

A: Short-term interest rates remained at historically low levels over the six months. It was a period, however, in which evidence steadily accumulated that the U.S. economy was recovering briskly. Growth Domestic Product
   (GDP), for example, grew by an annual rate of 3.9% for the first three months. The nation's industrial production increased by 5.6% since June 30, 2004, and the economy added 1.4 million new jobs during the same 12 months. Evidence of the economy's vibrancy became more persuasive during the six months, especially after the Department of Labor released an unexpectedly strong new-jobs report for March. Market interest rates began rising and expectations grew that the Federal Reserve Board finally would shift from its accommodative monetary policy and begin raising short-term interest rates. The Fed confirmed those expectations on the final day of the six month period when it raised the influential Fed Funds Rate by one quarter of one percent and signaled that it was likely to raise the rate further in subsequent months to head-off inflationary threats.

Q: Given this environment, what strategies did you pursue?

A: We held to our quality orientation in managing the Fund, but gradually lowered the effective duration from 61 days on December 31, 2003, to 51 days by June 30, 2004. We did this as we saw that the Federal Reserve was likely to begin to raise rates. A shorter duration portfolio gives the Fund more flexibility in investing in new, higher-yielding securities as rates start to rise.

Q: What is your investment outlook?

A: We anticipate that while the Federal Reserve will continue to stimulate continued economic growth, it is likely to raise short term rates further for the remainder of 2004 and at least the beginning of 2005. Given this outlook, we expect to keep effective duration relatively short to give us the flexibility to capture additional yield as rates rise. However, we also expect to take a more bar belled approach, with concentrations both in very short, one-to two-month securities and in one-year maturities, where higher yields are available. We also intend to consider opportunities to invest in floating-rate notes, where we can obtain higher yields without taking more risk.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                             PIONEER HIGH YIELD FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                October 25, 2004

      This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated October 25, 2004) which covers Investor Class shares of Pioneer High Yield Fund to be issued in exchange for shares of Safeco High-Yield Bond Fund, a series of Safeco Taxable Bond Trust. Please retain this Statement of Additional Information for further reference.

      The Prospectus is available to you free of charge (please call 1-800-407-7298).

INTRODUCTION...................................................................2

EXHIBITS.......................................................................2

ADDITIONAL INFORMATION ABOUT PIONEER HIGH YIELD FUND...........................2

         FUND HISTORY..........................................................2

         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS......................2

         MANAGEMENT OF THE FUND................................................3

         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................3

         INVESTMENT ADVISORY AND OTHER SERVICES................................3

         BROKERAGE ALLOCATION AND OTHER PRACTICES..............................3

         CAPITAL STOCK AND OTHER SECURITIES....................................3

         PURCHASE, REDEMPTION AND PRICING OF SHARES............................3

         TAXATION OF THE FUND..................................................3

         UNDERWRITERS..........................................................3

         CALCULATION OF PERFORMANCE DATA.......................................3

         FINANCIAL STATEMENTS..................................................3

                                  INTRODUCTION

      This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated October 25, 2004 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Safeco High-Yield Bond Fund, a series of Safeco Taxable Bond Trust, into Pioneer High Yield Fund and in connection with the solicitation by the management of Safeco Taxable Bond Trust of proxies to be voted at the Meeting of Shareholders of Safeco High-Yield Bond Fund to be held on December 8, 2004.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

      The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer High Yield Fund's statement of additional information for Class A, B, C, Y and R shares, dated March 1, 2004 (the "SAI") (File No. 333-90789), as filed with the Securities and Exchange Commission on March 1, 2004 (Accession No. 0001016964-04-000060) is incorporated herein by reference.

2. Pioneer High Yield Fund's Annual Report for the fiscal year ended October 31, 2003 (File No. 811-09685), as filed with the Securities and Exchange Commission on December 31, 2003 (Accession No. 0001173601-03-000014) is incorporated herein by reference.

3. Pioneer High Yield Fund's Semi-Annual Report for the period ended April 30, 2004 (File No. 811-09685), as filed with the Securities and Exchange Commission on July 1, 2004 (Accession No. 0001016964-04-000272) is incorporated herein by reference.

4. Safeco Taxable Bond Trust's statement of additional information, dated April 30, 2004 (File No. 33-22132), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072468) is incorporated herein by reference.

5. Safeco High-Yield Bond Fund's Annual Report for the fiscal year ended December 31, 2003 (File No. 811-05574), as filed with the Securities and Exchange Commission on February 26, 2004 (Accession No.
      0001193125-04-030227) is incorporated herein by reference.

6. Safeco High-Yield Bond Fund's Semi-Annual Report for the period ended June 30, 2004 (File No. 811-05574), as filed with the Securities and Exchange Commission on August 26, 2004 (Accession No. 0001193125-04-147132) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                             PIONEER HIGH YIELD FUND

FUND HISTORY

      For additional information about Pioneer High Yield Fund generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

      For additional information about Pioneer High Yield Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE FUND

      For additional information about Pioneer High Yield Fund's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      For additional information, see "Annual Fee, Expense and Other Information
- Share ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

      For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer High Yield Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      For additional information about the Pioneer High Yield Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

      For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer High Yield Fund, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

      For additional information about purchase, redemption and pricing of shares of Pioneer High Yield Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

      For additional information about tax matters related to an investment in Pioneer High Yield Fund, see "Tax Status" in the SAI.

UNDERWRITERS

      For additional information about the Pioneer High Yield Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in the SAI.

CALCULATION OF PERFORMANCE DATA

      For additional information about the investment performance of Pioneer High Yield Fund, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

      For additional information, see "Financial Statements" in Pioneer High Yield Fund's SAI.

                                     PART C

                                OTHER INFORMATION
                             PIONEER HIGH YIELD FUND

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer High Yield Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-90789 and 811-09685) as filed with the Securities and Exchange Commission on March 1, 2004 (Accession No. 0001016964-04-000060), which information is incorporated herein by reference.

(1)(a)      Agreement and Declaration of Trust                               (1)

(1)(b)      Amendment to Agreement and Declaration of Trust to               (7)
            establish Investor Class Shares

(2)         Restated By-Laws                                                 (2)

(3)         Not applicable

(4)         Form of Agreement and Plan of Reorganization                     (6)

(5)         Reference is made to Exhibits (1) and (2) hereof

(6)(a)      Management Contract                                              (3)

(6)(b)      Addendum to Management Contract                                  (5)

(6)(c)      Expense Limitation Agreement                                     (7)

(7)         Underwriting Agreement with Pioneer Funds Distributor, Inc.      (3)

(8)         Not applicable

(9)         Custodian Agreement with Brown Brothers Harriman & Co.           (3)

(10)        Multiple Class Plan Pursuant to Rule 18f-3                       (7)

(11)        Opinion of Counsel (legality of securities being offered)        (*)

(12)        Form of opinion as to tax matters and consent                    (7)

(13)(a)     Investment Company Service Agreement with Pioneering             (5)
            Services Corporation

(13)(b)     Administration Agreement with Pioneer Investment                 (4)
            Management, Inc.

(14)        Consents of Independent Registered Public Accounting Firm        (*)

(15)        Not applicable

(16)        Powers of Attorney                                               (5)

(17)(a)     Code of Ethics                                                   (5)

(17)(b)     Form of Proxy Card                                               (*)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-90789; 811-09685), as filed with the Securities and Exchange Commission on November 12, 1999 (Accession no. 0001016964-99-000169).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90789; 811-09685), as filed with the Securities and Exchange Commission on March 1, 2001 (Accession no. 0001016964-01-000037).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90789; 811-09685), as filed with the Securities and Exchange Commission on March 1, 2002 (Accession no. 0001016964-02-000036).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90789; 811-09685), as filed with the Securities and Exchange Commission on January 14, 2003 (Accession no. 0001016964-03-000004).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90789; 811-09685), as filed with the Securities and Exchange Commission on March 1, 2004 (Accession no. 0001016964-04-000060).

(6) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Registrant's Initial Registration Statement on Form N-14 (File No. 333-118454), as filed with the Securities and Exchange Commission on August 23, 2004 (Accession no. 0001145443-04-001286).

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 25th day of October, 2004.

                                        Pioneer High Yield Fund


                                        By: /s/ Osbert M. Hood
                                            ------------------------------------
                                        Osbert M. Hood
                                        Executive Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                          Title                       Date


         *                       Chairman of the Board,         October 25, 2004
---------------------------      Trustee, and President
John F. Cogan, Jr.


         *                       Chief Financial Officer and    October 25, 2004
---------------------------      Treasurer
Vincent Nave


         *
---------------------------
Mary K. Bush                     Trustee


         *
---------------------------
Richard H. Egdahl                Trustee


         *
---------------------------
Margaret B.W. Graham             Trustee


/s/ Osbert M. Hood
---------------------------
Osbert M. Hood                   Trustee


         *
---------------------------
Marguerite A. Piret              Trustee


         *
---------------------------
Steven K. West                   Trustee


         *
---------------------------
John Winthrop                    Trustee

* By: /s/ Osbert M. Hood                                        October 25, 2004
      ----------------------------------
      Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description

(11)              Opinion of Counsel (legality of securities being offered)

(14)              Consents of Independent Registered Public Accounting Firm

(17)(b)           Form of Proxy Card